UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2007 – DECEMBER 31, 2007

    (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2007

Managers Special Equity Fund

Managers Special Equity Fund

Annual Report – December 31, 2007

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGERS’ COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS

Managers Special Equity Fund	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	15

Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	16

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	17

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	18

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	19

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Financial markets became increasingly unsettled as 2007 progressed, beginning with a brief but strong correction in February and then escalating in June when revelations of significant losses from sub-prime mortgage lending and related structured securities started a domino run that has affected the global economy. While the economy gained strength in the early part of the year, in spite of housing weakness, a liquidity crisis initiated by the spreading weakness in sub-prime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality and duration became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the broad deterioration in residential housing prices, combined with gradually rising interest rates, put severe stress on low credit-quality (sub-prime) borrowers. Rising defaults pushed several mortgage lenders and leveraged sub-prime mortgage investors toward bankruptcy, and catalyzed a swift and broad flight from various forms of investment risk over the year. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times seemingly indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly beginning in July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, as the Federal Reserve pumped liquidity into the system and aggressively lowered policy rates, short-term yields have dropped dramatically and the treasury yield curve has steepened. Yet, credit spreads have continued to expand as investment grade yields have not dropped along with treasuries and non-investment grade (Junk) yields have continued to rise. This is because dominoes have continued to fall as large financial institutions continue to discover weaknesses in their portfolios and write billions of dollars off of their balance sheets.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Not surprisingly, small- and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the year. Interestingly, however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe this was due to in part to a reversion to the mean since value indices had outperformed growth indices for an extended period of time, and also to technical supply/demand effects brought on by the liquidity crisis. Importantly, we believe this was also the result of extreme weakness in the financials sector, which has a dominant role in most value indices. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, but corrected again in November and December with evidence mounting that the economy was slowing, and stock investors expressed disappointment that the Fed was not acting even more aggressively, while revelations of subprime losses continued to emanate from financial companies.

Within this environment, Managers Special Equity Fund slightly outperformed its benchmark, providing a marginally negative return for the year. The Managers Class shares returned -0.60%, the Institutional Class shares returned -0.39%, and the benchmark Russell 2000® Index, returned -1.57% for the year. A detailed review of the performance and positioning of the Fund, including a discussion of the subadvisor change we implemented in December 2007, is included within this report.

Our fear that the credit crisis would extend into 2008 has been realized, as lingering credit problems and further revelations of losses by large financial institutions are hindering not only the financial markets, but the economy as well. The increasing possibility that the economy will slide into recession has driven volatility higher, and stock prices lower. The Federal Reserve has been increasingly aggressive in easing rates, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. Although foreign and emerging markets economies are by no means decoupled from U.S. impact, they have become increasingly diversified with respect to trading partners, and have increasingly healthy reserves. In sum,

1

Letter to Shareholders (continued)

we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

The following report covers the year ending December 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Fund incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2007	Expense Ratio for the Period	Beginning Account Value 7/01/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Managers Special Equity Fund - Managers Shares
Based on Actual Fund Return	1.39%	$1,000	$905	$6.67
Based on Hypothetical 5% Annual Return	1.39%	$1,000	$1,018	$7.07
Managers Special Equity Fund - Institutional Shares
Based on Actual Fund Return	1.18%	$1,000	$906	$5.69
Based on Hypothetical 5% Annual Return	1.18%	$1,000	$1,019	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Special Equity Fund

Portfolio Managers’ Comments

The Managers Special Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” is designed to not only manage risk but also to help us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Smith Asset Management Group LP

The Fund’s Board of Trustees approved the addition of Smith Asset Management Group LP (“Smith Group”) to the lineup of subadvisors for the Fund during the second quarter of 2006. Smith Group’s investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations as well as dramatically improving business fundamentals. To manage risk, Smith Group screens for companies with good corporate governance, strong financial quality, attractive valuation, and moderate portfolio beta. To identify high earnings growth companies, Smith Group screens for rising earnings expectations, improving earnings quality, a high-percentage positive earnings surprise, and high earnings growth rate.

Ideal Company:

Low-risk, as evidenced by:

•	Moderate portfolio beta

•	Attractive valuation

•	Strong financial quality

•	Good corporate governance

High earnings growth, as evidenced by:

•	Rising earnings expectations

•	Improving earnings quality

•	High percentage positive earnings surprise

•	High earnings growth rate

Portfolio Management:

•	Takes a bottom-up stock picking approach

•	Uses a combination of quantitative and fundamental analysis

•	Focuses on identifying risks created by corporate governance and financial reporting practices

•	Builds a portfolio of 100-120 stocks

The Portfolio:

•	Holdings across all sectors

•	Individual stock exposure limited to a maximum of 3.0%

•	Moderate turnover of approximately 50-60%

•	Sector weighting maximum of two times the Russell 2000® Index

Sell Discipline:

Portfolio holdings are sold if:

•	A negative earnings surprise is predicted by either the process or management guidance

•	A negative earnings surprise is actually reported

•	The stock’s valuation level is too high

•	A buyout announcement is made

Donald Smith & Co., Inc.

Donald Smith & Co., Inc. (“Donald Smith”) is a value manager that invests in out-of-favor small-capitalization companies. Donald Smith’s philosophy seeks to identify companies in the bottom decile of price-to-tangible-book-value ratios, with a strong balance sheet, and a positive outlook for earnings potential over the next two to four years. Donald Smith believes that extremely low P/B ratio companies often trade below replacement value, are inherently less risky, and are more likely to be acquired. Furthermore, because only a few investment managers focus on companies in the lowest P/B ratio decile, their stocks may be inefficiently priced and can offer tremendous value.

Donald Smith’s process begins by looking for companies in the lowest 10% of price-to-tangible-book-value ratios with a strong balance sheet and a positive outlook for earnings potential over the next two to four years. Donald Smith also assesses price-to-earnings, price-to-sales, and debt-to-capital ratios to form a “watch list” of about 300 securities. After valuations are addressed, Donald Smith performs fundamental research, including company visits, to assess the quality of the company’s balance sheet and book value. The team is looking for a catalyst for an improvement in earnings potential that is not already reflected in the stock price. A concentrated portfolio of 40-50 stocks is the result. Stocks are sold when a target price has been achieved, usually set at less than 2x book value. Positions may also be sold if the stock appreciates rapidly, if a better idea is found, or if fundamentals deteriorate. Portfolio turnover is low at 20-40% annually.

The ideal company exhibits many of the following traits:

•	Low price-to-book value

•	Strong balance sheet

•	Positive earnings potential over the next two to four years

Portfolio Management:

•	Focuses on lowest decile of price-to-tangible book value stocks

•	Price-to-earnings, price-to-sales, and debt-to-capital also assessed from valuation standpoint

•	Concentrates the portfolio in 40-50 stocks

The Portfolio:

•	Value oriented holdings

•	Initial stock weightings are generally 3% - 3.5%

•	Typically holds 40-50 stocks

•	Average turnover between 20-40% annually

The following factors influence the sell decision when:

•	Target price is reached, usually less than 2x book value

•	Stock appreciates rapidly

•	A better idea is found

•	Fundamentals deteriorate

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Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

Lord, Abbett & Co. LLC

In December 2007, the Fund’s Board of Trustees approved the addition of Lord, Abbett & Co. LLC (“Lord Abbett”), to the Fund’s lineup of subadvisors. The team at Lord Abbett led by Tom O’Halloran, selects stocks by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement, and are experiencing earnings growth that is driven by top-line growth rather than by one-time events or simple cost-cutting measures. The focus is also on identifying companies with higher quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall Portfolio.

The Portfolio typically holds between 100 and 150 stocks with no individual holding exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight.

Skyline Asset Management, L.P.

The investment team from Skyline Asset Management, L.P. (“Skyline”) looks for small-capitalization stocks that have below-average valuations with above-average growth prospects. Skyline’s research effort focuses on finding good companies that are overlooked or not widely followed. Typically they invest in firms with market caps of less than $2 billion. The selection process involves using outside research services, computer screens, and internally maintained lists of potential companies/stocks to identify new ideas. These ideas are then screened to determine whether they meet certain basic criteria: relative valuation, capitalization, financial strength, and opportunities for continued growth. This screening process reduces the list from 2,000 names to 150 to 200. This list is then more rigorously analyzed to answer the question: “Why will earnings increase at an above-average rate?” All company documents are analyzed, any available industry or research reports are reviewed, and, most importantly, questions are addressed directly to senior company management.

In addition, other companies in the same industry are reviewed to determine relative valuation of the company being investigated. The final Portfolio will contain 65-85 stocks and is generally fully invested. The Portfolio will tend to be well diversified, and the Portfolio’s P/E ratio will consistently be below that of the Russell 2000® Index. Skyline sells stocks when they rise to a sell target, which is usually a P/E equal to the overall stock market, or if the company’s fundamentals have changed so that the original investment thesis is no longer valid.

The ideal company exhibits many of the following traits:

•	Market capitalization less than $2 billion

•	Discounted price/earnings ratio relative to the market

•	Above average growth prospects

•	Neglected, under followed, and often out of favor

Portfolio Management:

•	Remain fully invested

•	Broad diversification among economic sectors

•	Keep attentive to earnings

•	Maintain favorable risk/reward

The Portfolio:

•	Stocks have a maximum weighting of 5% for each holding

•	Typically holds 65-85 stocks

•	Cash equivalents averaging less than 5%

The following factors influence the sell decision when:

•	P/E equals the market/industry P/E

•	Change in fundamentals

•	Holding reaches 5.0% of the portfolio

Westport Asset Management, Inc.

The investment team at Westport Asset Management, Inc. (“Westport”), led by Andy Knuth, focuses on small-capitalization companies that are determined to have significant upside potential in earnings and ROE over the next few years. Although investing for growth, Andy will purchase stocks only if they are selling at or below the market’s P/E multiple, or below valuations of other companies in the same industry. Implicit in the strategy is that Knuth and his partner Ed Nicklin focus on a small number of issues, and hold them for a long time. The concentration and low turnover enable them to heavily research and monitor each position.

The portfolio manager at Westport is focused on future profits only, and in fact prefers to find businesses that are inherently good but which have gone through a troubling period. Acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry are all factors that might improve earnings and investor perceptions. The portfolio manager will typically have a concentrated portfolio, and any industry concentrations are merely an outcome of stock selection. Because some of the companies in which he invests may not have earnings, the price-to-trailing-earnings ratio may be high, although the price-to-forward-earnings will be well below average. The management style is patient, usually turning over less than 20% per year.

The ideal company exhibits many of the following traits:

•	Upside potential in earnings and ROE (return on equity)

•	Low P/E and improving earnings/cash flow

•	Company driven by entrepreneurial impact

•	Preference for turnaround story

Portfolio Management:

•	Has a two to three year time horizon on initial investments

•	Concentrates the Portfolio and has low turnover

•	Views any significant industry concentrations as merely an outcome of bottom-up fundamental analysis

•	May invest in companies that do not have earnings

The Portfolio:

•	Initial stock weightings will vary depending on liquidity

•	May have trailing P/E ratios that are higher than the market, but generally forward P/E ratios will be well below the average, because some of the companies Westport invests in may not have earnings

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Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

•	Has an average turnover of less than 20% per year

The portfolio management team will make a sell decision when:

•	A stock reaches a pre-determined price objective

•	There are negative changes in a company’s fundamentals

Veredus Asset Management, LLC

The investment philosophy at Veredus Asset Management, LLC (“Veredus”) is based on their belief that positive earnings surprise and positive estimate revision are the key drivers of stock price change. In particular, the Veredus investment team, led by founder Tony Weber, is concerned about the sustainability of this earnings momentum. To that end, the team tends to focus more on the economic performance of a particular company as opposed to more traditional accounting measures. Specifically, the analysts and portfolio managers at Veredus look for companies with strong asset growth and accelerating rates of economic return in excess of their cost of capital. This is what they view as the true definition of wealth creation, or cash flow return on investment (CFROI). Finally, the Veredus team also believes that some technical measures, such as relative strength, flows, and trading volume, can be useful indicators of future stock performance.

The investment team at Veredus starts the research process by screening the entire universe of over 8,000 small companies for upward earnings revisions. Companies are also ranked on the basis of recent estimate changes, considering both absolute and percent change in estimates. This model provides not only a shopping list of potential targets, but the qualification work that Veredus feels is essential to market acceptance. The core of the research effort is placed on calculating the CFROI potential of companies on the target list and how Veredus’ internally developed work compares with current street expectations. The primary focus is assessing CFROI on a sequential basis as opposed to year over year. This gives the investment team a more detailed picture for possibilities of margin expansion, sales growth, and other sources of CFROI leverage. Contact with company management is also essential in researching companies in the small-cap arena.

The ideal investment exhibits many of the following traits:

•	Positive earnings surprise and subsequent upward estimate revisions

•	Attacking large markets with high barriers to entry

•	Unit volume growth

•	Expanding margins

•	Balance sheet commensurate with income statement

Portfolio Management:

•	Screens for companies which rank in the top 20% of all companies based on earnings estimate revisions and quarterly earning surprise

•	Employs extensive fundamental research

•	Seeks sustainability of company’s fundamental performance

The investment team will make a sell decision when:

•	There is an anticipated/ actual earnings disappointment

•	They see deteriorating market mechanics

•	There is a change in strategic market outlook or better idea develops

THE YEAR IN REVIEW

Over the 12 months ended December 31, 2007, the Managers Special Equity Fund Managers Class of shares returned -0.60% and the Institutional Class of shares returned -0.39%, both outpacing the -1.57% return for the Russell 2000® Index.

Although small-cap stocks finished the year modestly lower, the path taken throughout the year proved to be anything but straight. The first half of the year saw small-cap stocks continue to move higher, building on the strong performance seen from the asset class over the past several years. Even during this period, signs of what would ultimately cause the market to reverse direction were already being seen. Concerns about subprime lending were increasing, and stocks within the financials sector performed poorly during the first half. The health of the U.S. economy was heavily debated, with concerns of a potential recession and inflation fears at the forefront. Ultimately, these fears came home to roost during the third quarter, as investors became increasingly risk averse. Small-cap stocks declined in the third quarter, although a brief rally in September helped to limit the damage. While the fourth quarter got off to a good start, things quickly turned negative as investors continued to weigh their concerns over deterioration in the credit markets and the possibility of a U.S. recession.

In keeping with the risk-aversion theme, investors showed a preference for large-cap stocks over their small-cap counterparts, and growth stocks outperformed value stocks by a fairly wide margin. Within small-caps, those stocks in the top quintile of market capitalization (the largest small-cap stocks) were the best performers, while those in the bottom quintile were the worst performers for the period. For the year, growth stocks held nearly a 17% lead over value stocks within the small-cap space. Interestingly, many of the sectors within the small-cap market finished the year higher, led by strong performance in materials, energy, and health care, all of which posted solid double-digit returns for the year. Not surprisingly, financials and consumer discretionary were the worst-performing sectors for the year. These two sectors represent more than 35% of the small-cap market and therefore ultimately helped to lead the broader market indices lower for the year.

Similar to the broader markets, the Fund performed well during the first half of the year, generating positive absolute returns and outpacing the performance of the benchmark. Much of this relative performance was the result of strong stock picks within the consumer discretionary and financials sectors, as well as the Fund’s underweight position to the financials sector. As we moved into the third quarter, the markets turned negative, and though the Fund also declined, it held up better than the benchmark. The fourth quarter proved to be particularly challenging, as the Fund lost ground on a relative basis, but still finished ahead of the benchmark for the calendar year. Returns in the consumer discretionary, technology and financials sectors particularly weighed on the Fund’s performance during the final quarter. Consistent with the environment, the Fund’s growth-oriented subadvisors performed well, while the Fund’s value-oriented subadvisors encountered more headwinds in the markets. Among the Fund’s best-performing stocks for the year were DeVry Inc (+86%) and ITT Educational Services (+28%), two stocks in the education services space that bucked the broader trend of difficulties in the consumer discretionary sector. Among the Fund’s worst performers were Spansion Inc (-74%) and Visteon Corp (-48%).

6

Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

LOOKING FORWARD

Heading into 2008, stocks within the technology, consumer discretionary, and industrials sectors continue to represent the largest exposures for the Fund, and each of these sector positions represents an overweight relative to the respective exposure in the Index. The Fund continues to hold lower-than-benchmark positions in the financials, materials, and health care sectors. In addition, we believe the Portfolio continues to be attractively valued relative to both its historical and expected earnings growth rates.

On an organizational note, as of December 2007, Kern Capital Management no longer serves as a subadvisor for the Fund.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses. The first chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Managers Class on December 31, 1997, to a $10,000 investment made in the Russell 2000® Index for the same time period. The second chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Institutional Class on May 3, 2004, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The table below shows the average annual total returns for Managers Special Equity Fund– Managers Class and the Russell 2000® Index since December 31, 1997 through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Special Equity - Managers Class [2]	(0.60)%	13.56%	7.38%	6/1/84
Russell 2000® Index	(1.57)%	16.25%	7.08%

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Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The table below shows the average annual total returns for Special Equity– Institutional Class and the Russell 2000® Index since May 3, 2004 through December 31, 2007.

Average Annual Total Returns [1]	One Year	Since Inception	Inception Date
Special Equity - Institutional Class [2]	(0.39)%	8.06%	5/3/04
Russell 2000® Index	(1.57)%	9.94%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The Russell 2000® Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

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Managers Special Equity Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	Managers Special Equity Fund **	Russell 2000® Index
Information Technology	23.1%	18.3%
Consumer Discretionary	19.5%	13.6%
Industrials	16.8%	14.8%
Financials	13.0%	19.1%
Health Care	11.1%	14.5%
Energy	6.0%	6.7%
Materials	1.5%	5.6%
Telecommunication Services	1.2%	1.4%
Consumer Staples	0.9%	3.0%
Utilities	0.9%	3.0%
Other Assets and Liabilities	6.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
MI Developments, Inc., Class A*	2.3%
DeVry, Inc.*	2.3
Air France-KLM, ADR*	1.7
Plains Exploration & Production Co.	1.6
Semiconductor Manufacturing International Corp.*	1.5
ITT Educational Services, Inc.*	1.4
Ross Stores, Inc.*	1.2
Charles River Laboratories International, Inc.	1.2
Saks, Inc.	1.1
Illumina, Inc.	1.0

Top Ten as a Group	15.3%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

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Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 94.0%
Consumer Discretionary - 19.5%
Aftermarket Technology Corp.*	46,300		$1,262,138
American Axle & Manufacturing Holdings, Inc.	163,500		3,044,370
Amerigon, Inc.*	263,725		5,575,146
Big 5 Sporting Goods Corp.	332,500		4,794,650
Big Lots, Inc.*	907,152	[2]	14,505,360
Buckle, Inc., The	46,000		1,518,000
Capella Education Co.*	28,800		1,885,248
Carter’s, Inc.*	194,300	[2]	3,759,705
Chipotle Mexican Grill, Inc.*	14,400		2,117,808
Crocs, Inc.*	199,825		7,355,558
Ctrip.com International, Ltd.*	59,201		3,402,281
Deckers Outdoor Corp.*	84,430		13,091,716
Desarrolladora Homex, S.A.B. de C.V.	32,429		1,603,614
DeVry, Inc.	832,900		43,277,485
Dick’s Sporting Goods, Inc.*	384,486		10,673,331
Dillard’s, Inc., Class A	831,200		15,609,936
DXP Enterprises, Inc.*	38,400		1,792,512
Fossil, Inc.*	50,210		2,107,816
GSI Commerce, Inc.*	82,113		1,601,204
Guess?, Inc.	256,775		9,729,205
Gymboree Corp.*	117,400	[2]	3,576,004
Home Inns & Hotels Management, Inc., ADR	49,909		1,778,757
IMAX Corp.*	519,489		3,542,915
INVESTools, Inc.	72,631		1,288,474
ITT Educational Services, Inc.*	314,100		26,783,307
J. Crew Group, Inc.*	26,614		1,283,061
Jack in the Box, Inc.*	261,250	[2]	6,732,412
Jos. A. Bank Clothiers, Inc.*	299,990		8,534,716
LKQ Corp.*	167,200		3,514,544
MarineMax, Inc.*	234,100		3,628,550
McCormick & Schmick’s Seafood Restaurants, Inc.*	162,000	[2]	1,932,660
Morningstar, Inc.*	38,685		3,007,759
New Oriental Education & Technology Group, Inc., ADR*	40,543		3,267,360
Orient-Express Hotels, Ltd.	289,900		16,675,048
Polaris Industries, Inc.	60,900	[2]	2,909,193
Priceline.com, Inc.*	104,293		11,979,094
Red Robin Gourmet Burgers, Inc.*	131,600		4,209,884
Ross Stores, Inc.	930,000	[2]	23,780,100
Ruby Tuesday, Inc.	457,600		4,461,600
Saks, Inc.	1,023,000		21,237,480
Shutterfly, Inc.*	259,650		6,652,233
Strayer Education, Inc.	16,990		2,898,154
Tempur-Pedic International, Inc.	54,038		1,403,367
Tupperware Corp.	128,100	[2]	4,231,143
Ulta Salon, Cosmetics & Fragrance, Inc.	74,679		1,280,745
Under Armour, Inc., Class A*	278,394	[2]	12,157,466
Universal Electronics, Inc.*	32,100		1,073,424
Visteon Corp.*	4,395,300		19,295,367
Warnaco Group, Inc., The*	468,900		16,317,720
Wolverine World Wide, Inc.	128,100	[2]	3,141,012
Zumiez, Inc.*	62,400		1,520,064
Total Consumer Discretionary			372,800,696
Consumer Staples - 0.9%
B&G Foods, Inc.	317,700		3,243,717
Central European Distribution Corp.*	51,482		2,990,075
China Nepstar Chain Drugstore Ltd.	60,408		1,061,973
Darling International, Inc.*	225,900	[2]	2,611,404
Flowers Food, Inc.	153,500	[2]	3,593,434
Nash Finch Co.	55,200		1,947,456
WD-40 Co.	39,900	[2]	1,515,003
Total Consumer Staples			16,963,062
Energy - 6.0%
ATP Oil & Gas Corp.*	72,900	[2]	3,684,366
Cal Dive International, Inc.*	66,312		877,971
Carrizo Oil & Gas, Inc.*	187,294		10,254,346
Comstock Resources, Inc.*	552,300	[2]	18,778,200
Core Laboratories N.V.*	13,657		1,703,301
Dawson Geophysical Co.*	54,900		3,923,154
Dril-Quip, Inc.	37,352		2,079,012
Gulfmark Offshore, Inc.*	48,000	[2]	2,245,920
Key Energy Services, Inc.*	308,400	[2]	4,437,876
Matrix Service Co.*	92,600		2,020,532
Mitcham Industries, Inc.*	34,630		711,993
Oceaneering International, Inc.*	20,824		1,402,496
Overseas Shipholding Group, Inc.	84,768		6,309,282
Parker Drilling Co.*	256,300		1,935,065
Petroquest Energy, Inc.*	237,075		3,390,172
Plains Exploration & Production Co.*	574,745	[2]	31,036,253
SandRidge Energy, Inc.*	72,400	[2]	2,596,264

The accompanying notes are an integral part of these financial statements.

10

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy - 6.0% (continued)
Stone Energy Corp.*	102,600		$4,812,966
Superior Energy Services, Inc.	31,290		1,077,002
USEC, Inc.*	247,900		2,231,100
Willbros Group, Inc.*	249,925		9,569,628
Total Energy			115,076,899
Financials - 13.0%
American Financial Group, Inc.	39,250		1,133,540
American National Insurance Co.	68,950	[2]	8,359,498
American Physicians Capital, Inc.	24,850		1,030,281
Aspen Insurance Holdings, Ltd.	343,700		9,912,308
Bank of the Ozarks, Inc.	22,500		589,500
BankUnited Financial Corp., Class A	601,088		4,147,507
BioMed Realty Trust, Inc.	53,400	[2]	1,237,278
Brown & Brown, Inc.	518,700		12,189,450
Cohen & Steers, Inc.	39,012		1,169,190
Cowen Group, Inc.*	262,853		2,499,732
Delphi Financial Group, Inc., Class A	189,950		6,701,436
Dollar Financial Corp.	56,018		1,719,192
Downey Financial Corp.	368,380	[2]	11,460,302
eHealth, Inc.	94,200		3,024,762
Entertainment Properties Trust	23,100	[2]	1,085,700
FCStone Group, Inc.	81,000		3,728,430
Financial Federal Corp.	159,800		3,561,942
GFI Group, Inc.*	136,711		13,085,977
Hanover Insurance Group, Inc.	206,200		9,443,960
Harleysville Group, Inc.	18,000		636,840
Hercules Technology Growth Capital, Inc.	247,100		3,068,982
Hilb, Rogal & Hamilton Co.	305,500		12,394,135
IPC Holdings, Ltd.	369,100	[2]	10,655,917
iStar Financial, Inc.	297,200		7,742,060
Jefferies Group, Inc.	37,959		874,955
MCG Capital Corp.	334,378		3,875,441
MI Developments, Inc., Class A	1,589,100	[2]	44,288,216
MSCI, Inc.	25,744		988,570
National Western Life Insurance Co., Class A	12,000		2,488,440
Navigators Group, Inc.*	12,500		812,500
Northwest Bancorp, Inc.	23,800	[2]	632,366
Old Second Bancorp, Inc.	21,300		570,627
Philadelphia Consolidated Holding Co.*	117,500	[2]	4,623,625
Phoenix Companies, Inc., The*	133,500	[2]	1,584,645
ProAssurance Corp.*	35,600	[2]	1,955,152
Prosperity Bancshares, Inc.	234,100		6,880,199
PS Business Parks, Inc.	28,000		1,471,400
RAM Holdings, Ltd.*	421,700		2,083,198
Reinsurance Group of America, Inc.	204,600		10,737,408
RLI Corp.	32,600	[2]	1,851,354
Safety Insurance Group, Inc.	17,800		651,836
Saul Centers, Inc.	19,500		1,041,885
SeaBright Insurance Holdings, Inc.*	353,235		5,326,784
South Financial Group, Inc., The	225,000		3,516,750
Sterling Bancshares, Inc.	137,000		1,528,920
Sterling Financial Corp.	291,378		4,892,237
Sunstone Hotel Investors, Inc.	56,900	[2]	1,040,701
SVB Financial Group*	62,300	[2]	3,139,920
Tower Group, Inc.	74,800		2,498,320
TradeStation Group, Inc.*	358,500		5,094,285
United PanAm Financial Corp.*	180,200		922,624
Universal American Financial Corp.*	86,600	[2]	2,216,094
Total Financials			248,166,371
Health Care - 11.1%
Air Methods Corp.*	30,100		1,495,067
Alexion Pharmaceuticals, Inc.	40,695		3,053,346
Align Technology, Inc.*	85,824		1,431,544
Alliance Imaging, Inc.*	523,900		5,039,918
AMAG Pharmaceuticals, Inc.	25,329		1,523,033
Amedisys, Inc.*	60,900	[2]	2,954,868
AMERIGROUP Corp.*	163,000	[2]	5,941,350
Amsurg Corp.*	54,800		1,482,888
Array BioPharma, Inc.	135,900		1,144,278
Arthrocare Corp.*	50,500	[2]	2,426,525
athenahealth, Inc.	27,400		986,400
BioMarin Pharmaceutical, Inc.*	88,600		3,136,440
Bio-Rad Laboratories, Inc.*	38,175	[2]	3,955,694
Bio-Reference Labs, Inc.*	13,100		428,108
Centene Corp.*	365,500		10,029,320
Cepheid, Inc.*	161,500		4,255,525
Charles River Laboratories International, Inc.*	335,616		22,083,532
Conceptus, Inc.*	481,401		9,262,155
Conmed Corp.*	57,100		1,319,581
Cubist Pharmaceuticals, Inc.*	200,600	[2]	4,114,306
Five Star Quality Care, Inc.	455,100		3,777,330
HMS Holdings Corp.*	69,400		2,304,774
Hologic, Inc.*	157,050		10,779,912
Illumina, Inc.*	331,647		19,653,401
Immucor, Inc.*	115,119		3,912,895

The accompanying notes are an integral part of these financial statements.

11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 11.1% (continued)
IMS Health, Inc.	644,952		$14,859,694
inVentiv Health, Inc.*	16,800	[2]	520,128
K-V Pharmaceutical Co., Class A*	45,856		1,308,730
LifeCell Corp.*	79,700		3,435,867
Martek Biosciences Corp.*	83,800		2,478,804
Masimo Corp.*	61,200		2,414,340
Medicis Pharmaceutical Corp.	41,699		1,082,923
Meridian Bioscience, Inc.	90,700		2,728,256
Merit Medical Systems, Inc.*	57,300	[2]	796,470
Molina Healthcare, Inc.*	93,400	[2]	3,614,580
NuVasive, Inc.*	62,500		2,470,000
NxStage Medical, Inc.*	119,686		1,815,637
Omnicell, Inc.*	150,500		4,052,965
Onyx Pharmaceuticals, Inc.	69,879		3,886,670
OSI Pharmaceuticals, Inc.*	47,100	[2]	2,284,821
Parexel International Corp.*	58,800	[2]	2,840,040
Phase Forward, Inc.*	181,300		3,943,275
Quidel Corp.*	87,700		1,707,519
RehabCare Group, Inc.*	34,100		769,296
Salix Pharmaceuticals Ltd.*	168,300		1,326,204
Skilled Healthcare Group, Inc.	46,300		677,369
Sun Healthcare Group, Inc.*	130,200		2,235,534
Thoratec Corp.*	119,900		2,180,981
TomoTherapy, Inc.	73,776		1,443,059
United Therapeutics Corp.*	19,580		1,911,987
Universal Health Services, Inc., Class B	170,000		8,704,000
Varian, Inc.*	62,300	[2]	4,068,190
Wright Medical Group, Inc.*	255,534		7,453,927
Total Health Care			213,503,456
Industrials - 16.8%
AAR Corp.*	259,200		9,857,376
Acco Brands Corp.*	270,900	[2]	4,345,236
Administaff, Inc.	69,900		1,976,772
Advisory Board Co., The*	35,600		2,285,164
AeroVironment, Inc.	64,500		1,560,900
Air France-KLM, ADR	948,178		33,062,966
Airtran Holdings, Inc.*	293,291		2,099,964
Alaska Airgroup, Inc.*	615,000		15,381,150
Allegiant Travel Co.*	229,300		7,369,702
Applied Industrial Technologies, Inc.	94,200	[2]	2,733,684
Axsys Technologies, Inc.*	109,367	[2]	4,008,301
Baldor Electric Co.	30,154		1,014,984
Barnes Group, Inc.	90,881	[2]	3,034,517
BE Aerospace, Inc.*	61,035		3,228,752
Brady Corp.	101,900	[2]	3,575,671
Bucyrus International, Inc.	96,277		9,568,971
CAI International, Inc.*	228,500		2,403,820
Carlisle Co., Inc.	165,300	[2]	6,121,059
CBIZ, Inc.*	854,900		8,386,569
CDI Corp.	24,900		604,074
Ceco Environmental Corp.*	28,788		316,092
Columbus McKinnon Corp.*	49,100		1,601,642
Comfort Systems USA, Inc.	388,300		4,962,474
Consolidated Graphics, Inc.*	110,540		5,286,023
Crane Co.	183,900		7,889,310
Ducommun, Inc.*	32,000		1,216,000
EMCOR Group, Inc.*	533,450		12,605,423
Empresas ICA, S.A. de C.V.	57,546		1,519,214
FTI Consulting, Inc.*	62,826		3,872,595
Genco Shipping & Trading, Ltd.	138,100		7,562,356
Geo Group, Inc., The	46,152		1,292,256
Gorman-Rupp Co.	24,475		763,620
GrafTech International Ltd.*	217,200	[2]	3,855,300
Heidrick & Struggles International, Inc.*	154,200		5,722,362
HNI Corp.	115,800	[2]	4,059,948
Ii-Vi, Inc.*	56,700	[2]	1,732,185
JA Solar Holdings Co., Ltd., ADR*	124,850		8,715,778
Kaydon Corp.	39,477		2,153,076
Layne Christensen Co.*	167,984		8,266,493
Middleby Corp., The*	53,736	[2]	4,117,252
Miller Herman, Inc.	169,100	[2]	5,477,149
NCI Building Systems, Inc.*	224,800		6,471,992
Perini Corp.*	192,675	[2]	7,980,598
Quanta Services, Inc.*	274,378		7,199,679
Robbins & Myers, Inc.	78,100		5,906,703
Ryder System, Inc.	70,600		3,318,906
Skywest, Inc.	257,660		6,918,171
Spherion Corp.*	735,400		5,353,712
Stanley, Inc.*	11,429		365,957
Sunpower Corp., Class A*	13,957		1,819,853
Taser International, Inc.*	730,250		10,508,298
Tecumseh Products Co., Class B*	191,688		3,782,004
Teledyne Technologies, Inc.*	62,300		3,322,459
Toro Co., The	111,500	[2]	6,070,060
Triumph Group, Inc.	55,275	[2]	4,551,896

The accompanying notes are an integral part of these financial statements.

12

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 16.8% (continued)
TurboChef Technologies, Inc.*	235,350	[2]	$3,883,275
URS Corp.*	264,670		14,379,504
Valmont Industries, Inc.	32,100	[2]	2,860,752
Wabtec Corp.	96,200	[2]	3,313,128
Walter Industries, Inc.	150,200		5,396,686
Watson Wyatt & Co.	65,800	[2]	3,053,778
Total Industrials			322,063,591
Information Technology - 23.1%
3PAR, Inc.	52,309		669,555
Airspan Networks, Inc.*	250,881		441,551
AMIS Holdings, Inc.*	528,349		5,294,057
Anixter International, Inc.	16,946		1,055,227
ANSYS, Inc.*	129,025		5,349,376
Ariba, Inc.	119,900		1,336,885
Arris Group, Inc.*	354,800		3,540,904
Art Technology Group, Inc.*	263,300		1,137,456
Aruba Networks, Inc.*	178,157		2,656,321
Aspen Technology, Inc.*	790,900		12,828,398
Atheros Communications, Inc.*	110,948		3,388,352
AuthenTec, Inc.*	246,875		3,587,094
Bankrate, Inc.*	106,500		5,121,585
Benchmark Electronics, Inc.*	236,850		4,199,350
Blackboard, Inc.*	211,847	[2]	8,526,842
Bladelogic, Inc.*	12,000		354,840
Borland Software Corp.*	351,100		1,056,811
Bottomline Technologies, Inc.*	62,300		872,200
Checkpoint Systems, Inc.*	443,300		11,516,934
Ciena Corp.*	231,925	[2]	7,910,962
Commvault Systems, Inc.*	193,300		4,094,094
COMSCORE, Inc.	74,500		2,430,935
Concur Technologies, Inc.*	210,320		7,615,687
Constant Contact, Inc.	23,700		509,550
Convergys Corp.*	189,500		3,119,170
CSG Systems International, Inc.*	153,500		2,259,520
CyberSource Corp.*	100,300		1,782,331
Daktronics, Inc.	61,800		1,394,826
Data Domain, Inc.	51,012		1,343,656
DealerTrack Holdings, Inc.*	62,426		2,089,398
Deltek, Inc.	28,427		432,943
Diodes, Inc.*	149,450		4,493,962
Double-Take Software, Inc.*	233,166		5,064,366
Dycom Industries, Inc.*	437,246		11,652,606
Electronics for Imaging, Inc.*	319,181		7,175,189
EMS Technologies, Inc.*	26,000	[2]	786,240
EnerNOC, Inc.*	35,300		1,733,230
Entropic Communications, Inc.	322,141		2,345,186
Equinix, Inc.*	49,200		4,972,644
Exfo Electro-Optical Engineering, Inc.*	832,403		4,103,747
Factset Research Systems, Inc.	17,598		980,209
Fairchild Semiconductor International, Inc.*	336,300		4,852,809
Falconstor Software, Inc.*	467,500		5,264,050
FEI Co.*	280,881		6,974,275
Flextronics International, Ltd.*	268,793		3,241,644
Greenfield Online, Inc.*	41,000		599,010
Harris Stratex Networks, Inc.*	211,822		3,537,427
Hittite Microwave Corp.*	223,875		10,692,270
Infinera Corp.	127,372		1,890,200
Interwoven, Inc.*	73,000		1,038,060
IXYS Corp.*	184,400		1,478,888
Keynote Systems, Inc.*	298,899		4,199,531
L-1 Identity Solutions, Inc.*	403,157		7,236,668
Lawson Software, Inc.*	319,800	[2]	3,274,752
Magma Design Automation, Inc.*	63,900		780,219
Manhattan Associates, Inc.*	58,800		1,549,968
Mattson Technology, Inc.*	299,100		2,560,296
MAXIMUS, Inc.	37,900		1,463,319
MercadoLibre, Inc.	82,720		6,111,354
Monolithic Power Systems, Inc.*	245,550	[2]	5,271,958
Netgear, Inc.*	215,931		7,702,259
Netlogic Microsystems, Inc.*	50,100		1,613,220
Neutral Tandem, Inc.	13,800		262,476
Novatel Wireless, Inc.*	285,600		4,626,720
Nuance Communications, Inc.*	350,600		6,549,208
Omniture, Inc.*	260,600		8,675,374
Opnext, Inc.*	169		1,496
Parametric Technology Corp.*	440,080	[2]	7,855,428
Perficient, Inc.*	78,300		1,232,442
Perot Systems Corp.*	502,010		6,777,135
Photon Dynamics, Inc.*	400,994		3,328,250
Plantronics, Inc.	106,900	[2]	2,779,400
Power Integrations, Inc.*	459,600		15,824,028
PROS Holdings, Inc.	45,500		892,710
QLogic Corp.*	376,900	[2]	5,351,980
Quest Software, Inc.*	178,200	[2]	3,286,008
Rimage Corp.*	216,869		5,627,751

The accompanying notes are an integral part of these financial statements.

13

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 23.1% (continued)
Rogers Corp.*	153,400		$6,652,958
Rudolph Technologies, Inc.*	172,800		1,956,096
Scopus Video Neworks, Ltd.*	838,896		4,563,594
Semiconductor Manufacturing International Corp.*	5,592,500	[2]	29,025,076
Semtech Corp.*	276,400	[2]	4,289,728
Shanda Interactive Entertainment, Ltd.*	66,622		2,221,177
ShoreTel, Inc.	37,100		518,287
SINA Corp.*	50,424		2,234,287
Skyworks Solutions, Inc.*	276,900	[2]	2,353,650
Smart Modular Technology (WWH), Inc.*	528,426		5,379,377
SonicWALL, Inc.*	188,600		2,021,792
Spansion, Inc., Class A*	2,571,200		10,104,816
Starent Networks Corp.*	96,000		1,752,000
Stratasys, Inc.*	213,900		5,527,176
Super Micro Computer, Inc.*	295,400		2,265,718
Synaptics, Inc.*	174,000		7,161,840
Synchronoss Technologies, Inc.*	59,800		2,119,312
SYNNEX Corp.*	341,000		6,683,600
Synopsys, Inc.*	356,400	[2]	9,241,452
Syntel, Inc.	114,444		4,408,383
Taleo Corp.*	208,325		6,203,918
The Knot, Inc.*	47,500		757,150
TNS, Inc.	295,400		5,243,350
TTM Technologies, Inc.*	373,400		4,353,844
Utstarcom, Inc.*	850,000	[2]	2,337,500
Vocus, Inc.*	87,475		3,020,512
Wright Express Corp.*	46,210		1,639,993
Zoran Corp.*	169,100		3,806,441
Total Information Technology			443,469,799
Materials - 1.5%
Alpha Natural Resources, Inc.*	100,298		3,257,679
Century Aluminum Co.*	35,147		1,895,829
Cleveland-Cliffs, Inc.	19,497		1,965,298
Cytec Industries, Inc.	131,900		8,122,402
Olin Corp.	153,900	[2]	2,974,887
OM Group, Inc.*	81,425	[2]	4,685,194
Rock-Tenn Co.	109,300		2,777,313
Zep, Inc.*	44,300	[2]	614,441
Zoltek Companies, Inc.*	53,409		2,289,644
Total Materials			28,582,687
Telecommunication Services - 1.2%
Cbeyond, Inc.*	64,455		2,513,100
Cincinnati Bell, Inc.*	1,410,719		6,700,915
General Communication, Inc., Class A*	689,585		6,033,869
Premiere Global Services, Inc.*	154,800		2,298,780
Syniverse Holdings, Inc.*	367,800		5,730,324
Total Telecommunication Services			23,276,988
Utilities - 0.9%
Avista Corp.	703,000		15,142,620
El Paso Electric Co.*	85,300		2,181,121
Total Utilities			17,323,741
Total Common Stocks (cost $1,596,332,820)			1,801,227,290
Other Short-Term Investments - 17.1%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02%[3]	188,139,436		188,139,436
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	115,209,951		115,209,951
Vanguard Prime Money Market Fund, Institutional Class Shares, 4.74%	23,967,770		23,967,770
Total Other Short-Term Investments (cost $327,317,157)			327,317,157
Total Investments - 111.1% (cost $1,923,649,977)			2,128,544,447
Other Assets, less Liabilities - (11.1)%			(213,116,977)
Net Assets - 100.0%			$1,915,427,470

Based on the approximate cost of investments of $1,946,572,926 for Federal income tax purposes at December 31, 2007, the aggregate gross unrealized appreciation and depreciation were $355,879,286 and $173,907,765, respectively, resulting in net unrealized appreciation of investments of $181,971,521.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the December 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2007, amounting to a market value of $180,760,509, or approximately 9.4% of net assets.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

14

Managers Special Equity Fund

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments at value (including securities on loan valued at $180,760,509)*	$2,128,544,447
Receivable for investments sold	10,207,151
Receivable for Fund shares sold	3,183,579
Dividends, interest and other receivables	1,337,326
Prepaid expenses	23,844

Total assets	2,143,296,347

Liabilities:
Payable to Custodian	112,555
Payable for Fund shares repurchased	24,722,232
Payable upon return of securities loaned	188,139,436
Payable for investments purchased	11,619,917
Accrued expenses:
Investment advisory and management fees	1,554,755
Administrative fees	431,876
Other	1,288,106

Total liabilities	227,868,877

Net Assets	$1,915,427,470

Managers Shares:
Net Assets	$1,668,031,341

Shares outstanding	25,951,934

Net asset value, offering and redemption price per share	$64.27

Institutional Class Shares:
Net Assets	$247,396,129

Shares outstanding	3,822,918

Net asset value, offering and redemption price per share	$64.71

Net Assets Represent:
Paid-in capital	$1,646,019,453
Undistributed net investment income	996,473
Accumulated net realized gain from investments	63,517,074
Net unrealized appreciation of investments	204,894,470

Net Assets	$1,915,427,470

* Investments at cost	$1,923,649,977

The accompanying notes are an integral part of these financial statements.

15

Managers Special Equity Fund

Statement of Operations

For the year ended December 31, 2007

Investment Income:
Dividend income	$20,594,781
Foreign withholding tax	(256,622)
Securities lending fees	1,475,721

Total investment income	21,813,880

Expenses:
Investment management fees	23,410,349
Administrative fees	6,502,875
Transfer agent	5,651,419
Professional fees	449,639
Custodian	426,057
Reports to shareholders	196,598
Trustees fees and expenses	141,126
Registration fees	83,243
Miscellaneous	147,362

Total expenses before offsets	37,008,668

Expense reductions	(849,457)

Net expenses	36,159,211

Net investment loss	(14,345,331)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	468,715,374
Net unrealized depreciation of investments	(407,862,046)

Net realized and unrealized gain	60,853,328

Net Increase in Net Assets Resulting from Operations	$46,507,997

The accompanying notes are an integral part of these financial statements.

16

Managers Special Equity Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($14,345,331)	($3,566,911)
Net realized gain on investments	468,715,374	459,675,943
Net unrealized depreciation of investments	(407,862,046)	(106,987,301)

Net increase in net assets resulting from operations	46,507,997	349,121,731

Distributions to Shareholders:
From net realized gain on investments:
Managers Class	(388,900,274)	(365,600,521)
Institutional Class	(59,529,931)	(80,218,690)

Total distributions to shareholders	(448,430,205)	(445,819,211)

From Capital Share Transactions:
Managers Class:
Proceeds from sale of shares	299,186,761	497,790,367
Reinvestment of dividends and distributions	359,741,541	333,256,656
Cost of shares repurchased	(1,188,809,810)	(1,038,280,018)

Net decrease from capital share transactions	(529,881,508)	(207,232,995)

Institutional Class:
Proceeds from sale of shares	78,116,331	146,171,560
Reinvestment of dividends and distributions	53,547,184	70,000,901
Cost of shares repurchased	(398,129,366)	(143,399,760)

Net increase (decrease) from capital share transactions	(266,465,851)	72,772,701

Net decrease from capital share transactions	(796,347,359)	(134,460,294)

Total decrease in net assets	(1,198,269,567)	(231,157,774)

Net Assets:
Beginning of year	3,113,697,037	3,344,854,811

End of year	$1,915,427,470	$3,113,697,037

End of year undistributed net investment income	$996,473	$673,439

Share Transactions:
Managers Class:
Sale of shares	3,523,798	5,448,864
Reinvested shares from dividends and distribution	5,443,136	4,027,757
Shares repurchased	(13,771,697)	(11,381,596)

Net decrease in shares	(4,804,763)	(1,904,975)

Institutional Class:
Sale of shares	898,887	1,591,644
Reinvested shares from dividends and distribution	804,737	840,044
Shares repurchased	(4,606,651)	(1,568,031)

Net increase (decrease) in shares	(2,903,027)	863,657

The accompanying notes are an integral part of these financial statements.

17

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Class:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of year	$82.96	$86.78	$90.42	$78.48	$55.08

Income from Investment Operations:
Net investment loss	(0.51)[5]	(0.14)[5]	(0.54)[5]	(0.56)	(0.43)
Net realized and unrealized gain (loss) on investments	0.55 [5]	9.88 [5]	4.18 [5]	12.50	23.83

Total from investment operations	0.04	9.74	3.64	11.94	23.40

Less Distributions to Shareholders from:
Net realized gain on investments	(18.73)	(13.56)	(7.28)	—	—

Net Asset Value, End of year	$64.27	$82.96	$86.78	$90.42	$78.48

Total Return [1]	(0.60)%	11.28%	4.00%	15.18%	42.50%

Ratio of net expenses to average net assets	1.43%	1.42%	1.40%	1.40%	1.43%
Ratio of total expenses to average net assets [4]	1.46%	1.47%	1.45%	1.45%	1.46%
Ratio of net investment loss to average net assets [1]	(0.59)%	(0.15)%	(0.60)%	(0.69)%	(0.72)%
Portfolio turnover	67%	76%	80%	68%	64%
Net assets at end of year (000’s omitted)	$1,668,031	$2,551,703	$2,834,314	$3,415,003	$3,279,318

	For the year ended December 31,			For the period* ended December 31,
Institutional Class:	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$83.56	$87.09	$90.56	$78.91

Income from Investment Operations:
Net investment income (loss)	(0.32)[5]	0.10 [5]	(0.33)[5]	(0.21)
Net realized and unrealized gain on investments	0.52 [5]	9.93 [5]	4.14 [5]	11.86

Total from investment operations	0.20	10.03	3.81	11.65

Less Distributions to Shareholders from:
Net realized gain on investments	(19.05)	(13.56)	(7.28)	—

Net Asset Value, End of Period	$64.71	$83.56	$87.09	$90.56

Total Return [1]	(0.39)%	11.56%[6]	4.21%	14.75%[2]

Ratio of net expenses to average net assets	1.20%	1.18%	1.20%	1.20%[3]
Ratio of total expenses to average net assets [4]	1.23%	1.23%	1.25%	1.26%[3]
Ratio of net investment income (loss) to average net assets [1]	(0.36)%	0.09%	(0.56)%	(0.49)%[3]
Portfolio turnover	67%	76%	80%	68%[2]
Net assets at end of period (000’s omitted)	$247,396	$561,994	$510,541	$274,010

*	Commencement of operations was May 3, 2004.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not Annualized. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Annualized.

[4]

Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.

[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

18

Managers Special Equity Fund

Notes to Financial Statements

December 31, 2007

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers Special Equity Fund (“Special Equity”or the “Fund”).

The Fund offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

Investments in certain securities such as preferred stocks are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, and various relationships between securities in determining value.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of the trade date.

Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the year ended December 31, 2007, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratios was as follows: $815,520 or 0.03% annualized.

19

Managers Special Equity Fund

Notes to Financial Statements (continued)

The Fund has a “balance credit” arrangement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce the custody expense that would otherwise be charged to the Fund. For the year ended December 31, 2007, the custodian expense was reduced by $9,736 under this arrangement.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC Inc., whereby earnings credits are used to offset banking charges. For the year ended December 31, 2007 the Fund’s portion of the transfer agent expense was reduced by $24,201 under this arrangement.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	2007	2006
Distributions paid from:
Ordinary income	—	—
Short-term capital gains	$28,949,941	—
Long-term capital gains	419,480,264	$445,819,211

	$448,430,205	$445,819,211

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—
Ordinary income - dividends received deduction	—	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of December 31, 2007, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2007 certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund: Managers Class shares – three collectively own 56%; Institutional Class shares – four collectively own 56%. Transactions by these shareholders may have a material impact on the Fund or the class.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager. Investment management fees are paid directly by the Fund to the Investment Manager at the rate of 0.90% per annum.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI” or the “Distributor”) a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

20

Managers Special Equity Fund

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2007, were $1,672,768,529 and $2,810,163,601, respectively. There were no purchases or sales of U.S. Government securities.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

6.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (through tax years ended December 31, 2004 - 2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Fund’s financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $430,257,892 of long-term capital gain for the taxable year ended December 31, 2007.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund, (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”), at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 20, 2008

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 32 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

23

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment

Management, LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec. gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MANAGERS AND MANAGERS AMG

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

www.managersinvest.com

27

ANNUAL REPORT

Managers Funds

December 31, 2007

Managers Bond Fund

Managers Bond Fund

Annual Report — December 31, 2007

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS

Managers Bond Fund	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	19

Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	20

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	21

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	22

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	23

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

TRUSTEES AND OFFICERS	28

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Financial markets became increasingly unsettled as 2007 progressed, beginning with a brief but strong correction in February and then escalating in June when revelations of significant losses from sub-prime mortgage lending and related structured securities started a domino run that has affected the global economy. While the economy gained strength in the early part of the year, in spite of housing weakness, a liquidity crisis initiated by the spreading weakness in sub-prime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality and duration became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the broad deterioration in residential housing prices, combined with gradually rising interest rates, put severe stress on low credit-quality (sub-prime) borrowers. Rising defaults pushed several mortgage lenders and leveraged sub-prime mortgage investors toward bankruptcy, and catalyzed a swift and broad flight from various forms of investment risk over the year. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times seemingly indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly beginning in July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, as the Federal Reserve pumped liquidity into the system and aggressively lowered policy rates, short-term yields have dropped dramatically and the treasury yield curve has steepened. Yet, credit spreads have continued to expand as investment grade yields have not dropped along with treasuries and non-investment grade (Junk) yields have continued to rise. This is because dominoes have continued to fall as large financial institutions continue to discover weaknesses in their portfolios and write billions of dollars off of their balance sheets.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Not surprisingly, small- and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the year. Interestingly however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe this was due to in part to a reversion to the mean since value indices had outperformed growth indices for an extended period of time, and also to technical supply/demand effects brought on by the liquidity crisis. Importantly, we believe this was also the result of extreme weakness in the financials sector, which has a dominant role in most value indices. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, but corrected again in November and December with evidence mounting that the economy was slowing, and stock investors expressed disappointment that the Fed was not acting even more aggressively, while revelations of subprime losses continued to emanate from financial companies.

Within this environment, the Fund represented in this report provided positive returns for the year. The Managers Bond Fund returned 7.06% for the year, while its benchmark the Lehman Brothers Govt/Credit Index, returned 7.23%. The Fund benefited from their focus on high credit quality securities, and their general avoidance of securities backed by sub-prime loans. More detailed reviews of the performance and positioning of the Funds are included within this report.

Our fear that the credit crisis would extend into 2008 has been realized, as lingering credit problems and further revelations of losses by large financial institutions are hindering not only the financial markets, but the economy as well. The increasing possibility that the economy will slide into recession has driven volatility higher, and stock prices lower. The Federal Reserve has been increasingly aggressive in easing rates, and although we think the risk of recession has increased,

1

Letter to Shareholders (continued)

we still believe that portions of the U.S. and global economies remain healthy. Although foreign and emerging markets economies are by no means decoupled from U.S. impact, they have become increasingly diversified with respect to trading partners, and have increasingly healthy reserves. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

The following report covers the year ending December 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2007	Expense Ratio for the Period	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Managers Bond Fund
Based on Actual Fund Return	0.99%	$1,000	$1,061	$5.14
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Bond Fund

Portfolio Manager’s Comments

The Managers Bond Fund’s (the “Fund”) objective is to achieve a high level of current income from a diversified portfolio of fixed income securities. The Fund’s benchmark is the Lehman Brothers Government/Credit Index.

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inherent inefficiencies in bond markets, hence the greatest opportunities to add value should reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team at Loomis are focused on issue selection rather than interest rate timing. They employ a “bond picker’s” approach, capitalizing on the firm’s commitment to credit research. Fuss and the team research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts, including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below-investment-grade and unrated bonds

•	Can be invested up to 10% in non-U.S.-dollar denominated bonds

In order to mitigate some of the interest rate risk, the Portfolio may be structured with counter cyclical elements. In doing so, Dan Fuss may utilize convertible bonds, municipal bonds, preferred stocks, and foreign corporate and government bonds in addition to the domestic corporate bonds, which are used for alpha generation. In addition, Fuss seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

In deciding which securities to buy, the investment team will consider:

•	The financial strength of the issuer of the security

•	Current interest rates and the asset manager’s expectations regarding general trends in interest rates

•	Comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

THE YEAR IN REVIEW

The Managers Bond Fund returned 7.06% for the year ended 2007, compared to its benchmark, the Lehman Brothers Government/ Credit Index, which returned 7.23%. Turmoil in the securitized and credit markets helped lead to a repricing of risk in the second half of 2007. Investors fled to the safety of Treasuries, leading to lower bond yields and wider spreads. Simmering worries about subprime mortgage loans to less credit-worthy borrowers began to boil over at the beginning of the summer. In the chaos of deteriorating collateral, rating downgrades, and forced selling by funds trying to meet collateral calls, apprehensive bondholders worried about exposures and what it might mean for valuations. As buyers balked at the structure and pricing set in the midst of the spring’s abundant risk appetite, new issuance practically halted, and banks became reluctant to lend. The Fed fought the liquidity crunch in stages, ultimately moving aggressively with 100 basis points (1.0%) of rate cuts from September through year end.

Treasury yields fell steadily for most of the second half of 2007 amid the turmoil in the securitized and credit markets. After a protracted period of tight valuations, investment grade corporates underperformed Treasuries, with unusually poor performance for higher quality corporates, particularly among banks and brokers. Performance improved in September, post-easing, but spreads remain wide relative to historical comparisons. High yield was one of the hardest hit by the contraction in risk appetite that characterized 2007.

Government bond yields rallied globally, though most markets failed to keep pace with the decline in U.S. Treasury yields. As a result, global bonds underperformed U.S. Treasuries on a local currency basis; however, the weaker dollar meant significantly higher returns on an unhedged basis.

Duration Themes

A long-duration strategy relative to the benchmark benefited the Fund on the year as broad interest rates trended lower. As would be expected, the impact of the duration stance was most palpable in Treasuries, where yield-curve-generated returns are not diluted by any adverse changes in credit metrics—as they can be for non-Treasury issues. Though the Fund is currently underweight in Treasuries, it is significantly longer in duration in this asset class. A duration position falling in the belly of the yield curve was accretive, as short- and medium-term rates decreased substantially during the past year.

Quality Themes

The Fund gleaned additive return from a quality-rotation strategy initiated several quarters ago, in advance of the recent market upheaval. From the end of 3Q06 until the beginning of 3Q07, Loomis substantially bolstered the Fund’s Treasury allocation and reduced exposure to high-yield bonds. This reflected Loomis Sayles’s view that lower-quality spreads had become unrealistically tight and that, from a valuation stand point, the upside had eroded too far, breaching Loomis’s risk threshold. As U.S. growth fears elevated and began bleeding into the capital markets, positive excess return was realized from having a more defensive quality positioning in the face of volatility and risk aversion. More recently, Loomis has reversed this higher-quality trend as wider spreads have created buying opportunities.

4

Managers Bond Fund

Portfolio Manager’s Comments (continued)

Sector Themes

Given the mortgage and housing-related problems currently scourging the markets, the underweight sector-allocation strategy in financial issues was successful in 2007 and buoyed returns. The underweight allocation to corporate financials was significantly additive, as many financial issues have proved to be relatively more exposed to subprime issues. Security selection in high-yield credits negatively affected performance. Spreads gapped substantially wider in 2007, resulting in depressed valuations and negative excess returns. The spread widening in credit was somewhat caused by lower levels of liquidity in the credit markets. We believe that corporations should be able to weather a slowdown, more so than in past economic cycles, as fundamentals and credit metrics are not overly stressed.

Country/Currency Themes

By far the strategy’s largest international contributor to excess return was the Canadian dollar. Loomis has been bullish on this currency for some time now, only just recently shoring up the allocation slightly as the currency returned to parity with the green-back. High commodity prices and robust econometrics helped lead to strong appreciation versus the U.S. dollar in 2007. During the past year, the currency gained over 18% versus the U.S. dollar, and hit multi-decade highs during the third quarter of 2007. A vigilant central bank, committed to fighting inflation, also buttressed the currency, raising rates several times during the year.

The Fund’s small position in the Brazilian Real also performed very well during the past year, gaining over 20% against the dollar. The real is another commodity currency, which benefited from its reach into many different commodities markets and also from an intemperate demand for yield in the marketplace.

Throughout 2007, Loomis added to the Fund’s position in the Australian dollar. The Australian economy weathered the U.S. subprime debacle fairly well, and third quarter GDP, released in December, rose 1% for an annual growth rate of 4.3%. Growth continues to remain firm, and the Reserve Bank of Australia (RBA) raised rates again during the fourth quarter, its second rate hike of 2007.

LOOKING FORWARD

Investment Grade Corporates

Loomis believes investment grade spreads are quite compelling and have overshot fundamentals during the last few months on the heels of technically-charged and headline-catalyzed spikes in volatility. However, Loomis believes that credit fundamentals have recently shown signs of weakness and they expect housing/mortgage overhang will keep spreads relatively wide throughout 2008. Ultimately, Loomis anticipates modest spread narrowing in 2008 as the U.S. avoids recession, and they see improvement in market liquidity. Loomis belives that spreads on higher-quality AAs and As are at or near their historical wides, due to substantial underperformance in the finance sector (banks, brokers, and finance). Loomis also believes that the finance sector offers potential relative value, especially over the long term, given the spread widening that has occurred. However, Loomis emphasizes its selective, opportunistic strategy in credit, given the perceived currently volatile economic climate and currently skittish temperament of many market participants. Headline risks remain, but the investment team is looking to be modestly overweight credit, believing this sector will be a source of excess return in 2008.

High Yield

Spread widening has been welcome in the high-yield sector, as Loomis believes that spreads had been unrealistically tight for an extended period. High yield has not experienced significant fundamental deterioration, and Loomis will look to add opportunistically at these levels. The Loomis investment team believes high yield spreads will remain elevated but largely range-bound in 2008 (approximately 400 - 600 basis points, or 4.0 to 6.0%), however, the team does expect some potentially concentrated bouts of volatility to cause spreads to temporarily breach the upper bounds of this range as occasional headlines—continued spillover from subprime/ housing/growth concerns—resurface but decelerate in 2008. Loomis expects slower economic growth and higher default rates, but no recession; therefore (as with investment-grade) they expect potential spread narrowing and view high-yield credits as another potential source of excess return in 2008.

Economy

Loomis predicts that the U.S. will escape recession, albeit with sluggish growth through the first quarter of 2008 and housing acting as a key variable in the direction of growth. They believe that central banks will continue to lead the way out of the credit crunch, the Fed potentially cutting rates two more times to 3.50% by March. Loomis also expects yields to rise later in 2008 as the economy gains momentum.

In the short term, Loomis anticipates elevated volatility given uncertainty over the path of growth and financial system distress. Longer term, they expect a recovery in valuations as risk appetites improve, uncertainty wanes, the economy skirts recession, and defaults come in below implied expectations.

Loomis predicts U.S. high-yield returns to be higher in 2008 than 2007, though the market must move past economic uncertainties and its backlog of supply. Loomis believes that prudence and nimble navigation will be needed in a volatile market. Globally, they expect further appreciation in non-Japan Asian currencies and improving returns for non-government sectors of the bond market.

5

Managers Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Government/ Credit Index is comprised of government securities and investment grade corporate securities with a maturity between one and ten years. Unlike the Fund, the Lehman Brothers Government/Credit Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 1997, to a $10,000 investment made in the Lehman Brothers Government/Credit Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced. Past performance is not indicative of future results.

The table below shows the average annual total returns for Managers Bond Fund and the Lehman Brothers Government/Credit Index from December 31, 1997 through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Bond Fund [2,3,4]	7.06%	6.58%	6.97%	6/1/84
Lehman Brothers Govt/Credit Index	7.23%	4.44%	6.01%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

6

Managers Bond Fund

Fund Snapshot

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Bond Fund**	Lehman Bros Govt/Credit Index
Corporate	64.5%	35.6%
U.S. Government	23.3%	58.4%
Foreign Government	6.0%	6.0%
Preferred Stocks	1.9%	0.0%
Municipal Bonds	1.2%	0.0%
Mortgage-Backed Securities	0.2%	0.0%
Asset-Backed Securities	0.2%	0.0%
Other Assets and Liabilities	2.7%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
USTB, 5.375%, 02/15/31*	9.1%
USTN, 4.750%, 02/15/37*	4.4
USTB, 4.50%, 02/15/36*	3.9
CIT Group, Inc., 7.625%, 11/30/12	3.6
USTN, 4.625%, 11/30/08*	3.2
American General Finance Corp., Series MTN, 6.900%, 12/15/17	2.8
USTN, 4.500%, 09/30/11*	1.7
Nisource Finance Corp., 6.400%, 03/15/18	1.5
Canada Government, 4.250%, 09/01/08*	1.3
Comcast Corp., 6.950%, 08/15/37	1.2

Top Ten as a Group	32.7%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

7

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2007

Security Description		Principal Amount		Value
Corporate Bonds 64.5%
Finance - 18.3%
American General Finance Corp., Series MTN, 6.900%, 12/15/17		$57,315,000	[2]	$57,372,315
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	5,800,000		3,984,092
Bank of America Capital Trust VI, 5.625%, 03/08/35		3,085,000		2,634,828
Barclays Capital Corp.,
4.100%, 02/22/10 (a)	THB	26,000,000		745,305
4.160%, 02/22/10 (a)	THB	25,000,000		747,366
4.870%, 03/23/09 (03/23/08) (a) [6]	KRW	160,900,000		177,238
BNP Paribas SA DN, 8.732%, 06/13/11 (a) [4]	IDR	19,645,500,000		1,557,208
Caterpillar Financial Services Corp., 5.850%, 09/01/17		13,000,000		13,371,761
Cigna Corp., 6.150%, 11/15/36		6,830,000		6,336,976
CIT Group, Inc.,
5.000%, 02/13/14		395,000		347,736
5.125%, 09/30/14		680,000		598,992
7.625%, 11/30/12		71,175,000		72,143,407
Citibank N.A., 15.000%, 07/02/10 (a)	BRL	2,000,000		1,233,371
Citigroup, Inc., 3.500%, 02/01/08		2,020,000		2,017,404
Colonial Realty L.P.,
4.800%, 04/01/11		3,485,000		3,400,088
5.500%, 10/01/15		1,255,000		1,138,205
Duke Realty L.P., 6.500%, 01/15/18		5,000,000		5,028,350
Equity One, Inc., 6.000%, 09/15/17		5,915,000		5,551,653
First Industrial L.P., 5.950%, 05/15/17		15,000,000		14,544,675
Ford Motor Credit Co.,
5.700%, 01/15/10		5,795,000		5,221,168
8.000%, 12/15/16		3,500,000		2,972,938
General Electric Capital Corp.,
2.960%, 05/18/12	SGD	4,400,000		2,993,476
3.485%, 03/08/12	SGD	16,500,000		11,475,458
6.500%, 09/28/15	NZD	14,950,000		10,461,388
6.625%, 02/04/10	NZD	3,500,000		2,589,950
6.750%, 09/26/16	NZD	5,985,000		4,288,966
General Motors Acceptance Corp.,
6.875%, 08/28/12		290,000		243,010
8.000%, 11/01/31		1,150,000		964,706
GMAC LLC, 7.000%, 02/01/12		735,000		623,592
GMAC,
5.625%, 05/15/09		500,000		471,733
6.000%, 12/15/11		950,000		796,746
6.125%, 01/22/08		2,000,000	[2]	2,000,298
6.625%, 05/15/12		1,120,000		931,075

The accompanying notes are an integral part of these financial statements.

8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Finance - 18.3% (continued)
GMAC,
6.750%, 12/01/14		$1,375,000		$1,109,005
6.875%, 09/15/11		250,000		213,874
Highwoods Properties, Inc., 7.500%, 04/15/18		2,405,000		2,521,986
Highwoods Realty L.P., 5.850%, 03/15/17		3,015,000		2,836,807
HSBC Bank USA, N.A., 2.951%, 04/18/12 (a) [4]	MYR	11,930,000		3,180,732
ICICI Bank, Ltd., 6.375%, 04/30/22 (a) [7]		900,000		814,695
iStar Financial Inc.,
5.125%, 04/01/11		280,000		249,598
5.150%, 03/01/12		3,215,000		2,778,458
5.375%, 04/15/10		830,000		768,388
5.650%, 09/15/11		2,830,000		2,528,953
5.743%, 10/01/12 (04/01/08) [6]		7,260,000		6,425,100
5.800%, 03/15/11		640,000		573,339
5.950%, 10/15/13		1,765,000		1,538,007
JPMorgan Chase & Co.,
3.668%, 06/08/12 (a) [4]	MYR	4,516,015		1,162,256
4.000%, 02/01/08		1,000,000		999,210
8.451%, 10/21/10 (a) [4]	IDR	16,627,462,500		1,402,779
8.658%, 03/28/11 (a) [4]	IDR	932,700,000		75,450
9.030%, 04/12/12 (a) [4]	IDR	40,733,437,680		2,971,579
11.844%, 05/17/10 (a) [4]	BRL	3,600,000		1,538,351
KFW, 10.000%, 10/27/08	ISK	301,500,000		4,671,868
Kinder Morgan Finance Co.,
5.150%, 03/01/15		730,000	[2]	642,351
5.700%, 01/05/16		370,000		334,924
6.400%, 01/05/36		3,270,000		2,700,533
Marsh & McLennan Companies, Inc.,
5.375%, 07/15/14		4,390,000		4,275,399
5.750%, 09/15/15		11,939,000		11,556,725
5.875%, 08/01/33		10,360,000		9,025,021
Merrill Lynch & Co., 10.710%, 03/08/17	BRL	2,500,000		1,313,202
Morgan Stanley & Co., Inc., 3.625%, 04/01/08		2,100,000		2,091,111
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		10,125,000		9,924,930
Qwest Capital Funding, Inc., 6.875%, 07/15/28		1,255,000		1,060,475
Realty Income Corp., 6.750%, 08/15/19		7,675,000		7,917,676
Residential Capital LLC,
7.875%, 05/17/13	GBP	2,500,000		2,737,081
8.000%, 06/01/12		2,715,000		1,669,725
8.375%, 06/30/15		1,095,000	[2]	662,475
SLM Corp., 6.500%, 06/15/10	NZD	500,000		346,909
St. Paul Travelers Companies, Inc., The, 6.750%, 06/20/36		2,610,000		2,723,705
Toll Brothers Finance Corp., 5.150%, 05/15/15		3,785,000		3,434,736
Travelers Cos., Inc., 6.250%, 06/15/37		15,435,000		14,950,526

The accompanying notes are an integral part of these financial statements.

9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Finance - 18.3% (continued)
Travelers Property Casualty Corp., 6.375%, 03/15/33		$3,040,000		$3,006,928
Wells Fargo Co., 4.661%, 05/01/33 (02/01/08) [6]		2,840,000	[2]	2,826,652
White Mountains Insurance Group, 6.375%, 03/20/17 (a)		4,555,000		4,413,217
Willis North America Inc., 6.200%, 03/28/17		5,685,000		5,672,487
Total Finance				370,612,697
Industrial - 41.2%
Abitibi-Consolidated, Inc., 7.500%, 04/01/28		500,000		321,250
Agilent Technologies, Inc., 6.500%, 11/01/17		6,945,000		7,054,932
Albertson’s, Inc.,
6.625%, 06/01/28		1,015,000		892,959
7.000%, 11/04/13		1,500,000		1,677,506
7.450%, 08/01/29		3,195,000	[2]	3,074,993
7.750%, 06/15/26		915,000		905,044
America Movil, S.A. de C.V., 4.125%, 03/01/09		3,000,000		2,981,115
American President, Ltd., 8.000%, 01/15/24 [5]		250,000		210,000
Anadarko Petroleum Corp.,
5.950%, 09/15/16		4,915,000		5,004,600
6.450%, 09/15/36		13,875,000		14,129,413
Anheuser-Busch Companies, Inc.,
5.950%, 01/15/33		6,177,000		6,249,370
6.450%, 09/01/37		7,900,000	[2]	8,562,842
Apache Corp., 6.000%, 01/15/37		12,000,000		11,901,876
Arrow Electronics, Inc., 6.875%, 07/01/13		500,000		532,934
AstraZeneca PLC, 6.450%, 09/15/37		13,975,000		15,312,072
AT&T Corp.,
6.150%, 09/15/34		1,375,000		1,372,698
6.500%, 03/15/29		7,650,000		7,509,378
6.500%, 09/01/37		9,605,000	[2]	10,043,737
Avnet, Inc.,
2.000%, 03/15/34		1,425,000		1,670,812
5.875%, 03/15/14		11,000,000		11,118,426
6.000%, 09/01/15		5,340,000		5,330,644
6.625%, 09/15/16		1,370,000		1,436,663
Bell Canada, 5.000%, 02/15/17	CAD	1,000,000		834,987
BellSouth Corp., 6.000%, 11/15/34		9,740,000	[2]	9,470,971
Bowater, Inc., 6.500%, 06/15/13		1,675,000		1,231,125
Canadian Pacific Railway Co., 5.950%, 05/15/37		8,010,000		7,221,311
Centex Corp., 5.250%, 6/15/15		1,915,000		1,621,643
Chartered Semiconductor Manufacturing, 6.250%, 04/04/13		5,600,000		5,783,803
Cia Brasileira de Bebida, 8.750%, 09/15/13		3,795,000		4,316,812
Clear Channel Communications,
4.250%, 05/15/09		1,500,000		1,424,037
5.750%, 01/15/13		500,000		414,019

The accompanying notes are an integral part of these financial statements.

10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 41.2% (continued)
Colonial Realty L.P., 6.050%, 09/01/16	$470,000		$435,934
Comcast Corp.,
5.650%, 06/15/35	12,425,000	[2]	11,373,137
6.450%, 03/15/37	10,570,000		10,762,173
6.500%, 11/15/35	2,320,000		2,367,418
6.950%, 08/15/37	23,100,000	[2]	24,931,183
Continental Airlines, Inc.,
5.983%, 04/19/22	13,265,000		12,397,336
6.795%, 08/02/20	48,352		45,934
Corn Products International, Inc., 6.625%, 04/15/37	4,055,000		4,224,085
Corning, Inc.,
6.850%, 03/01/29	9,142,000		9,657,993
7.250%, 08/15/36	1,185,000		1,289,861
Covidien International Finance S.A.,
6.000%, 10/15/17 (a)	5,965,000		6,172,188
6.550%, 10/15/37 (a)	6,005,000		6,236,409
CSX Corp.,
6.000%, 10/01/36	11,635,000	[2]	10,559,810
6.250%, 03/15/18	16,400,000		16,483,755
Cummins Engine Co., Inc.,
5.650%, 03/01/98	11,235,000		8,930,994
6.750%, 02/15/27	1,853,000		1,886,806
7.125%, 03/01/28	50,000		51,707
D.R. Horton, Inc., 5.250%, 02/15/15	5,495,000		4,364,810
Delta Air Lines, Inc., 8.021%, 08/10/22 (a)	15,955,000		15,994,889
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	2,725,000		2,745,438
Devon Energy Corp.,
4.900%, 08/15/08	1,250,000		2,179,688
4.950%, 08/15/08	1,692,000		2,950,425
Dillards, Inc., 7.000%, 12/01/28	225,000		164,250
Duke Energy Field Services LLC, 6.450%, 11/03/36 (a)	2,615,000		2,544,055
El Paso Corp.,
6.950%, 06/01/28	1,030,000	[2]	975,075
7.000%, 05/15/11	500,000	[2]	509,305
Energy Transfer Partners L.P.,
6.125%, 02/15/17	700,000		680,696
6.625%, 10/15/36	1,805,000		1,729,997
Enterprise Products Operating L.P., 6.300%, 09/15/17	8,440,000		8,635,454
Equifax, Inc., 7.000%, 07/01/37	2,170,000		2,058,998
Federated Retail Holdings, 6.375%, 03/15/37	13,775,000		12,005,684
Foot Locker, Inc., 8.500%, 01/15/22	570,000		524,400
Ford Motor Co., 6.375%, 02/01/29	1,990,000		1,323,350
Freescale Semiconductor, Inc., 10.125%, 12/15/16	1,275,000	[2]	1,051,875

The accompanying notes are an integral part of these financial statements.

11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 41.2% (continued)
General Motors Corp.,
7.400%, 09/01/25	$570,000		$413,250
8.250%, 07/15/23	3,490,000		2,774,550
8.375%, 07/15/33	135,000		108,675
Georgia-Pacific Corp.,
7.250%, 06/01/28	1,245,000		1,095,600
7.750%, 11/15/29	1,615,000		1,477,725
8.000%, 01/15/24	1,695,000		1,576,350
8.875%, 05/15/31	2,750,000		2,653,750
GTE Corp., 6.940%, 04/15/28	130,000		139,249
HCA, Inc.,
5.750%, 03/15/14	5,630,000		4,672,900
6.250%, 02/15/13	1,940,000		1,697,500
6.375%, 01/15/15	1,920,000		1,622,400
6.625%, 02/15/16	6,775,000		5,724,875
7.050%, 12/01/27	1,685,000		1,286,865
7.190%, 11/15/15	195,000		167,182
7.500%, 11/06/33	925,000		723,812
7.500%, 12/15/23	120,000		98,266
7.580%, 09/15/25	1,065,000		866,976
7.690%, 06/15/25	995,000		823,762
Home Depot Inc., The, 5.875%, 12/16/36	16,635,000		14,038,293
Hospira, Inc., 6.050%, 03/30/17	3,395,000		3,411,306
Hutchison Whampoa International, Ltd., 5.450%, 11/24/10 (a)	2,225,000		2,247,030
International Paper Co.,
4.000%, 04/01/10	1,000,000		990,129
4.250%, 01/15/09	1,000,000		989,874
Intuit, Inc., 5.750%, 03/15/17	3,560,000		3,502,353
JC Penney Corp., Inc., 6.375%, 10/15/36	10,680,000		9,543,798
Johnson & Johnson, 5.950%, 08/15/37	15,020,000		16,209,645
Kellwood Co., 7.625%, 10/15/17	250,000		217,500
Kinder Morgan Energy Partners L.P., 5.800%, 03/15/35	3,360,000		3,041,556
KN Capital Trust III, 7.630%, 04/15/28	75,000		67,650
Koninklijke KPN NV, 8.375%, 10/01/30	815,000		977,209
Kraft Foods, Inc.,
6.500%, 08/11/17	8,950,000		9,259,187
6.500%, 11/01/31	7,635,000		7,489,164
7.000%, 08/11/37	7,280,000		7,646,220
Kroger Co., 6.400%, 08/15/17	3,060,000	[2]	3,200,494
Lennar Corp.,
5.500%, 09/01/14	1,900,000		1,439,560
5.600%, 05/31/15	2,740,000		2,087,940
6.500%, 04/15/16	2,340,000		1,830,748

The accompanying notes are an integral part of these financial statements.

12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 41.2% (continued)
Lowe’s Co., Inc., 6.875%, 02/15/28	$500,000		$535,303
Lowe’s Companies, Inc., 6.650%, 09/15/37	6,595,000		6,688,609
Lubrizol Corp., 6.500%, 10/01/34	7,825,000		7,687,742
Lucent Technologies, Inc.,
6.450%, 03/15/29	4,335,000		3,581,794
6.500%, 01/15/28	305,000		252,006
Macys Retail Holdings, Inc., 6.790%, 07/15/27	2,885,000		2,690,563
Masco Corp., 5.850%, 03/15/17	8,150,000		7,907,073
Missouri Pacific Railroad, 5.000%, 01/01/45	825,000		561,000
Motorola, Inc.,
6.500%, 09/01/25	1,145,000		1,111,919
8.000%, 11/01/11	1,075,000		1,158,809
New England Telephone & Telegraph Co., 7.875%, 11/15/29	2,390,000		2,736,127
Newmont Mining Corp., 5.875%, 04/01/35	11,660,000		10,250,924
News America Inc.,
6.150%, 03/01/37	6,075,000	[2]	5,868,383
6.200%, 12/15/34	3,440,000		3,391,118
6.400%, 12/15/35	5,820,000		5,887,780
Nextel Communications, Inc.,
5.950%, 03/15/14	18,220,000		17,126,235
6.875% 10/31/13	20,000		19,702
NGPL Pipeco LLC, Series 144A, 7.119%, 12/15/17 (a)	21,980,000		22,537,149
Northwest Airlines, Inc., 8.028%, 11/01/17	9,330,000		9,446,625
ONEOK Partners, L.P., 6.650%, 10/01/36	3,500,000		3,539,130
Owens & Minor, Inc., 6.350%, 04/15/16	1,355,000		1,382,783
Owens Corning Inc,
6.500%, 12/01/16	2,025,000		1,854,371
7.000%, 12/01/36	4,990,000		4,502,302
JC Penney Corp., Inc., 7.125%, 11/15/23	18,000		18,554
PF Export Rec Master Trust, 6.436%, 06/01/15 (a)	605,200		610,253
Plains All American Pipeline L.P.,
6.125%, 01/15/17	2,770,000		2,807,279
6.650%, 01/15/37	5,960,000		5,998,114
Pulte Homes, Inc.,
6.000%, 02/15/35	10,320,000	[2]	7,781,476
6.375%, 05/15/33	4,670,000		3,537,875
Series $, 5.200%, 02/15/15	3,165,000		2,617,958
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	11,800,000		12,138,943
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	620,000		523,900
7.625%, 08/03/21	1,435,000		1,291,500
7.750%, 02/15/31	1,705,000	[2]	1,534,500

The accompanying notes are an integral part of these financial statements.

13

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrial - 41.2% (continued)
Qwest Corp.,
6.875%, 09/15/33		$820,000	[2]	$756,450
7.250%, 09/15/25		750,000		705,000
7.500%, 06/15/23		556,000		532,370
R.H. Donnelley Corp., Series A-1, 6.875%, 01/15/13		1,345,000		1,203,775
R.H. Donnelley Corp., Series A-2, 6.875%, 01/15/13		1,200,000		1,074,000
R.H. Donnelley Corp.,
8.875%, 01/15/16		1,475,000		1,379,125
8.875%, 10/15/17 (a)		165,000		152,625
Raytheon Co.,
7.000%, 11/01/28		1,500,000		1,695,168
7.200%, 08/15/27		800,000		918,583
Reynolds American Inc,
6.750%, 06/15/17		8,170,000		8,321,333
7.250%, 06/15/37		2,000,000		2,021,360
Safeway, Inc., 6.350%, 08/15/17		8,000,000		8,338,128
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)		4,695,000		5,247,357
Schering-Plough Corp., 5.300%, 12/01/13		1,500,000		1,517,668
Southern Natural Gas Co.,
5.900%, 04/01/17 (a)		4,765,000		4,686,697
7.350%, 02/15/31		1,000,000		1,044,162
Sprint Capital Corp., 6.875%, 11/15/28		27,000		25,606
Sprint Nextel Corp., 6.000%, 12/01/16		48,000		45,974
Talisman Energy, Inc.,
5.850%, 02/01/37		2,425,000		2,267,356
6.250%, 02/01/38		3,635,000		3,542,522
Teck Cominco Ltd., 7.000%, 09/15/12		1,000,000		1,086,673
Telecom Italia Capital, 6.000%, 09/30/34		3,210,000		3,121,423
Telecom Italia S.p.A., 6.375%, 11/15/33		3,170,000		3,174,882
Telefonica Emisiones SAU, 7.045%, 06/20/36		12,125,000		13,553,155
Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)		250,000		294,664
TELUS Corp., 4.950%, 03/15/17	CAD	7,115,000		6,644,608
Tennessee Gas Pipeline Co., 7.000%, 10/15/28		2,395,000		2,417,712
Texas Eastern Transmission L.P., 6.000%, 09/15/17 (a)		3,000,000		3,093,106
Time Warner, Inc.,
6.500%, 11/15/36		3,360,000		3,269,304
6.625%, 05/15/29		1,995,000		1,964,125
6.950%, 01/15/28		855,000		872,469
7.625%, 04/15/31		560,000		619,707
7.700%, 05/01/32		365,000		405,535
Toro Co., The, 6.625%, 05/01/37		6,810,000		7,029,248
Transocean, Inc., 7.375%, 04/15/18		500,000		533,128

The accompanying notes are an integral part of these financial statements.

14

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 41.2% (continued)
U.S. Steel Corp.,
6.050%, 06/01/17	$2,115,000		$1,987,747
6.650%, 06/01/37	1,220,000		1,088,294
Union Pacific Corp., 5.375%, 06/01/33	2,525,000		2,212,529
United Airlines, Inc., 6.636%, 07/02/22	18,640,000		17,614,800
United States Steel Corp., 7.000%, 02/01/18	22,850,000		22,697,179
USG Corp, 6.300%, 11/15/16	1,410,000		1,273,784
Vale Overseas Ltd., 6.875%, 11/01/36	3,665,000		3,707,554
Verizon Global Funding Corp., 5.850%, 09/15/35	11,400,000	[2]	11,151,184
Verizon Maryland, Inc., 5.125%, 06/15/33	845,000		728,280
Verizon New York, Inc., Series B, 7.375%, 04/1/32	3,090,000		3,392,347
Viacom, Inc., 6.875%, 04/30/36	4,160,000		4,171,340
Vondafone Group PLC,
5.000%, 09/15/15	4,465,000		4,303,282
6.150%, 02/27/37	16,500,000		16,295,730
Watson Pharmaceuticals, Inc., 1.750%, 03/15/23	515,000		487,962
Weatherford International, Inc., 6.500%, 08/01/36	1,565,000		1,562,878
Wellpoint, Inc., 6.375%, 06/15/37	13,650,000		13,409,200
Western Union Co., 6.200%, 11/17/36	12,735,000		12,222,760
White Pine Hydro LLC,
6.310%, 07/10/17 (a) [5]	1,700,000		1,779,917
6.960%, 07/10/37 (a) [5]	1,645,000		1,701,409
Williams Co., Inc., Series A, 7.500%, 01/15/31	1,000,000		1,075,000
XTO Energy, Inc.,
6.100%, 04/01/36	190,000		185,482
6.750%, 08/01/37	2,770,000		2,971,185
Total Industrial			833,123,067
Utility - 5.0%
Bruce Mansfield Unit 1 2, 6.850%, 06/01/34	10,805,000		11,130,447
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	6,910,000		6,323,099
Commonwealth Edison,
4.700%, 04/15/15	1,465,000		1,379,905
5.875%, 02/01/33	5,000,000		4,637,695
Constellation Energy Group, Inc., 4.550%, 06/15/15	1,675,000	[2]	1,544,621
Dominion Resources, Inc., 5.950%, 06/15/35	740,000		691,568
Empresa Nacional de Electricidad SA, 8.625%, 08/01/15	300,000	[2]	346,091
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	2,900,000		3,229,510
Enersis SA, Yankee, 7.400%, 12/01/16	225,000		243,828
ITC Holdings Corp.,
5.875%, 09/30/16 (a)	2,410,000		2,416,437
6.375%, 09/30/36 (a)	3,605,000		3,472,844
Mackinaw Power LLC, 6.296%, 10/31/23 (a)	10,091,565		10,801,002
Methanex Corp., 6.000%, 08/15/15	3,825,000		3,732,699

The accompanying notes are an integral part of these financial statements.

15

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Utility - 5.0% (continued)
MidAmerican Energy Holdings Co.,
5.875%, 10/01/12		$750,000		$777,365
6.125%, 04/01/36		2,305,000	[2]	2,299,509
6.500%, 09/15/37		6,450,000		6,735,645
NiSource Finance Corp.,
6.150%, 03/01/13		1,250,000		1,288,592
6.400%, 03/15/18		31,155,000		31,084,933
ONEOK, Inc., 6.000%, 06/15/35		4,010,000		3,607,837
Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)		2,000,000		2,324,956
Toledo Edison Co., 6.150%, 05/15/37		2,390,000		2,227,095
Total Utility				100,295,678
Total Corporate Bonds (cost $ 1,292,556,071)				1,304,031,442
Foreign Government Obligations - 6.0%
Alberta, Province of, Series CS, Sinking Fund, 5.930%, 09/16/16	CAD	168,269		180,696
Brazil, Republic of,
10.250%, 01/10/28	BRL	5,500,000	[2]	2,966,292
12.500%, 01/05/22	BRL	5,160,000		3,232,247
Canada Government,
4.250%, 09/01/08	CAD	25,410,000		25,797,476
4.250%, 12/01/08	CAD	820,000		833,584
Canada Housing Trust, 4.100%, 12/15/08	CAD	3,340,000		3,387,243
Canadian Government Bond, 5.750%, 06/01/33	CAD	2,145,000		2,733,438
EUROFIMA, 10.000%, 11/03/08	ISK	50,700,000		782,748
European Investment Bank,
4.600%, 01/30/37 (a)	CAD	7,270,000		7,209,966
6.687%, 03/10/21 [4]	AUD	5,000,000		1,843,484
11.393%, 09/12/08 (a) [4]	BRL	13,323,060		6,926,285
Inter-American Development Bank,
6.000%, 12/15/17	NZD	4,215,000		2,914,395
14.401%, 05/11/09 [4]	BRL	6,500,000		3,021,770
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	141,360,000		12,699,255
Mexican Government, 9.000%, 12/20/12	MXN	54,500,000		5,194,685
New South Wales Treasury Corp.,
Series 10RG, 7.000%, 12/01/10	AUD	15,465,000		13,481,052
Series 12RG, 6.000%, 05/01/12	AUD	7,990,000		6,687,343
Nordic Investment Bank, 13.000%, 09/12/08	ISK	479,800,000		7,548,468
Queensland Treasury Corp.,
7.125%, 09/18/17 (a)	NZD	7,500,000		5,619,523
Series 11G, 6.000%, 06/14/11	AUD	10,250,000		8,671,969
Total Foreign Government Obligations (cost $ 111,147,831)				121,731,919

The accompanying notes are an integral part of these financial statements.

16

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
U.S. Government and Agency Obligations - 23.3%
Federal Home Loan Mortgage Corporation - 0.0%#
FHLMC, Gold, 5.000%, 12/01/31		$192,304		$188,981
Federal National Mortgage Association - 0.5%
FNMA, 2.290%, 02/19/09	SGD	3,800,000		2,627,564
FNMA, 4.000%, 10/01/18		8,472,030		8,153,494
FNMA, 6.000%, 07/01/29		19,757		20,205
Total Federal National Mortgage Association				10,801,263
U.S. Treasury Bonds - 13.0%
USTB, 4.500%, 02/15/36		77,990,000	[2]	78,386,033
USTB, 5.375%, 02/15/31		163,160,000	[2]	183,822,745
Total U.S. Treasury Bonds				262,208,778
U.S. Treasury Notes - 9.8%
USTN, 4.250%, 11/15/17		10,000,000		10,174,220
USTN, 4.500%, 09/30/11		32,500,000	[2]	33,906,632
USTN, 4.625%, 11/30/08		63,500,000	[2]	64,278,891
USTN, 4.750%, 02/15/37		84,810,000	[2]	88,758,924
Total U.S. Treasury Notes				197,118,667
Total U.S. Government and Agency Obligations (cost $ 434,340,413)				470,317,689
Municipal Bonds - 1.2%
Buckeye Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47		5,035,000		4,802,433
MI Tobacco Settlement, 7.309%, 06/01/34		3,210,000		3,020,161
Tobacco Settlement Financing Corp., 6.706%, 06/01/46		19,540,000		16,960,134
Total Municipal Bonds (cost $ 27,580,068)				24,782,728
Mortgage-Backed Securities - 0.2%
Bank of America-First Union, Series 2001, 5.464%, 04/11/37		1,500,000		1,533,521
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20		3,172,279		3,080,052
Total Mortgage-Backed Securities (cost $ 4,520,498)				4,613,573
Asset-Backed Securities - 0.2%
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18		126,419		125,607
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29		3,225,000		3,017,500
Total Asset-Backed Securities (cost $ 2,917,166)				3,143,107

		Shares
Preferred Stocks - 1.9%
Comcast Corp. Series B, 7.000%		207,547		4,657,355
Entergy New Orleans, Inc., 4.750%		482		37,009
Entergy New Orleans, Inc., 5.560%		100		8,641
FHLMC, 8.375%		380,697		9,955,227
FNMA, 8.250%		765,000		19,698,749
Newell Financial Trust I, 5.250%		84,628		3,861,152
Wisconsin Electric Power Co., 3.600%		3,946		280,659
Total Preferred Stocks (cost $ 36,985,317)				38,498,792

The accompanying notes are an integral part of these financial statements.

17

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Other Investment Companies - 26.0% [1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]	504,438,175	$504,438,175
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	22,161,773	22,161,773
Total Other Investment Companies (cost $ 526,599,948)		526,599,948
Total Investments - 123.3% (cost $ 2,436,647,312)		2,493,719,198
Other Assets, less Liabilities - (23.3)%		(470,828,623)
Net Assets - 100.0%		$2,022,890,575

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the cost of investments of $2,437,730,979 for Federal income tax purposes at December 31, 2007, the aggregate gross unrealized appreciation and depreciation were $84,098,660 and $28,110,441, respectively, resulting in a net unrealized appreciation of investments of $55,988,219.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities amounted to $158,136,273 or 7.8% of net assets.
[1]	Yield shown for an investment company represents the December 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2007, amounting to $491,137,427 or 24.3% of net assets.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2007.
[5]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued by an independent pricing agent.

[6]	Floating Rate Security. The rate listed is as of December 31, 2007. Date in parenthesis represents the security’s next coupon rate reset.
[7]	Variable Rate Security. The rate listed is as of December 31, 2007 and is periodically reset subject to terms and conditions set forth in the debenture.
#	Rounds to less than 0.1%.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
USTB:	United States Treasury Bond
USTN:	United States Treasury Note
GMAC:	General Motors Acceptance Corp.

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
GBP:	British Pound
IDR:	Indonesian Rupiah
ISK:	Icelandic Krona
KRW:	South Korean Won
MXN:	Mexican Peso
MYR:	Malaysian Ringgit
NZD:	New Zealand Dollar
SGD:	Singapore Dollar
THB:	Thailand Baht

The accompanying notes are an integral part of these financial statements.

18

Managers Bond Fund

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments at value (including securities on loan valued at $491,137,427)*	$2,493,719,198
Foreign currency**	6,855
Receivable for Fund shares sold	8,893,802
Dividends, interest and other receivables	29,015,495
Prepaid expenses	73,224

Total assets	2,531,708,574

Liabilities:
Payable to affiliate	21,064
Payable to Custodian	227,337
Payable for Fund shares repurchased	1,933,564
Payable upon return of securities loaned	504,438,175
Payable for investments purchased	447,824
Accrued expenses:
Investment advisory and management fees	1,043,667
Administrative fees	417,467
Other	288,901

Total liabilities	508,817,999

Net Assets	$2,022,890,575

Shares outstanding	79,824,361

Net asset value, offering and redemption price per share	$25.34

Net Assets Represent:
Paid-in capital	$1,966,336,434
Undistributed net investment loss	(360,997)
Accumulated net realized loss from investments and foreign currency transactions	(176,206)
Net unrealized appreciation of investments and foreign currency contracts and translations	57,091,344

Net Assets	$2,022,890,575

* Investments at cost	$2,436,647,312
** Foreign currency at cost	$2,801

The accompanying notes are an integral part of these financial statements.

19

Managers Bond Fund

Statement of Operations

For the year ended December 31, 2007

Investment Income:
Interest income	$81,012,062
Dividend income	3,241,157
Securities lending fees	1,341,331

Total investment income	85,594,550

Expenses:
Investment management fees	9,063,151
Administrative fees	3,625,260
Transfer agent	737,961
Custodian	282,414
Professional fees	261,280
Reports to shareholders	177,952
Registration fees	128,539
Trustees fees and expenses	81,001
Miscellaneous	47,786

Total expenses before offsets	14,405,344

Expense reimbursement	(25,818)
Expense reductions	(23,495)

Net expenses	14,356,031

Net investment income	71,238,519

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	2,394,752
Net realized gain on foreign currency contracts and transactions	1,686,667
Net unrealized appreciation of investments	32,078,455
Net unrealized appreciation of foreign currency contracts and translations	454,290

Net realized and unrealized gain	36,614,164

Net Increase in Net Assets Resulting from Operations	$107,852,683

The accompanying notes are an integral part of these financial statements.

20

Managers Bond Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income	$71,238,519	$26,026,961
Net realized gain (loss) on investments, futures and foreign currency transactions	4,081,419	(941,142)
Net unrealized appreciation of investments and foreign currency translations	32,532,745	19,897,379

Net increase in net assets resulting from operations	107,852,683	44,983,198

Distributions to Shareholders:
From net investment income	(73,131,848)	(27,271,077)
From net realized gain on investments	(379,319)	—

Total distributions to shareholders	(73,511,167)	(27,271,077)

From Capital Share Transactions:
Proceeds from sale of shares	1,324,679,881	569,632,303
Reinvestment of dividends and distributions	69,605,331	25,707,360
Cost of shares repurchased	(312,512,299)	(132,723,734)

Net increase from capital share transactions	1,081,772,913	462,615,929

Total increase in net assets	1,116,114,429	480,328,050

Net Assets:
Beginning of year	906,776,146	426,448,096

End of year	$2,022,890,575	$906,776,146

End of year undistributed net investment loss	$(360,997)	$(299,283)

Share Transactions:
Sale of shares	53,069,813	23,240,946
Reinvested shares	2,793,409	1,054,166
Shares repurchased	(12,544,877)	(5,476,071)

Net increase in shares	43,318,345	18,819,041

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Bond Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.84	$24.11	$24.58	$24.58	$23.44

Income from Investment Operations:
Net investment income	1.22 [5]	1.08	0.88	0.80	1.08
Net realized and unrealized gain (loss) on investments	0.49 [5]	0.75	(0.32)	0.30	1.40

Total from investment operations	1.71	1.83	0.56	1.10	2.48

Less Distributions to Shareholders from:
Net investment income	(1.21)	(1.10)	(0.88)	(0.93)	(1.11)
Net realized gain on investments	(0.00)[4]	—	(0.15)	(0.17)	(0.23)

Total distributions to shareholders	(1.21)	(1.10)	(1.03)	(1.10)	(1.34)

Net Asset Value, End of Year	$25.34	$24.84	$24.11	$24.58	$24.58

Total Return [1]	7.06%	7.79%[3]	2.29%	5.14%	10.77%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of total expenses to average net assets [2]	0.99%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income to average net assets [1]	4.91%	4.52%	3.36%	3.65%	4.50%
Portfolio turnover	21%	46%	26%	16%	73%
Net assets at end of year (000’s omitted)	$2,022,891	$906,776	$426,448	$259,210	$179,641

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Rounds to less than $0.01.
[5]	Per share numbers have been calculated using average shares.

22

Notes to Financial Statements

December 31, 2007

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers Bond Fund (“the Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2007, the custodian expense was reduced by $2,156.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2007, the Fund had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC Inc., whereby earnings credits are used to offset banking charges. For the year end December 31, 2007, the transfer agent expense was reduced by $21,339.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations,

23

Notes to Financial Statements (continued)

which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$73,139,824	$27,271,077
Short-term capital gains	—	—
Long-term capital gains	371,343	—

	$73,511,167	$27,271,077

As a % of distributions paid: (unaudited)
Qualified ordinary income	—	—
Ordinary income—dividends received deduction	—	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of December 31, 2007, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2007, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: 2 own collectively 38%. Transactions by these shareholders may have a material impact on the Fund.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Fund. The Investment Manager selects one or more subadvisors for the Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. The Fund’s investment portfolio is currently managed by a portfolio manager who serves pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for the fiscal year ended December 31, 2007, was 0.625%.

Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the investment manager for the Fund, has contractually agreed, through at least May 1, 2008, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets.

In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s total operating expenses do not exceed the contractual expense limitation percentages of the Fund’s average daily net assets. For the year ended December 31, 2007, the Fund made such repayments to the Investment Manager in the amount of $50,420. At December 31, 2007, the cumulative amount of expense reimbursement for the Fund was $329,735.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% per annum.

24

Notes to Financial Statements (continued)

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended December 31, 2007, were $1,004,344,884 and $42,980,339, respectively. Purchases and sales of U.S. Government securities for the fiscal year ended December 31, 2007, were $349,753,141 and $251,318,644, respectively.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Forward Foreign Currency Contracts

The Fund may invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Fund, may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

25

Notes to Financial Statements (continued)

9.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (through tax years ended December 31, 2004 - 2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Fund’s financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Bond Fund designates $371,343, as long-term capital gains for the taxable year ended December 31, 2007.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Bond Fund, (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”), at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 20, 2008

27

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 32 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

28

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

Attn: Managers P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY	SKYLINE SPECIAL EQUITIES
Rexiter Capital Management Limited	PORTFOLIO
Skyline Asset Management, L.P.
ESSEX GROWTH
ESSEX LARGE CAP GROWTH	SMALL CAP
ESSEX SMALL/MICRO CAP GROWTH	TIMESSQUARE MID CAP GROWTH
Essex Investment Management Co., LLC	TIMESSQUARE SMALL CAP GROWTH
TimesSquare Capital Management, LLC
FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY	SMALL COMPANY
First Quadrant, L.P.	Epoch Investment Partners, Inc.
Kalmar Investment Advisers, Inc.
INSTITUTIONAL MICRO-CAP
MICRO-CAP	SPECIAL EQUITY
Lord, Abbett & Co. LLC	Donald Smith & Co., Inc.
WEDGE Capital Management L.L.P.	Lord, Abbett & Co. LLC
OFI Institutional Asset Management, Inc.	Skyline Asset Management, L.P.
Next Century Growth Investors, LLC	Smith Asset Management Group, LP
Veredus Asset Management LLC
INTERNATIONAL EQUITY	Westport Asset Management, Inc.
Alliance Bernstein L.P.
Lazard Asset Management, LLC	SYSTEMATIC VALUE
Wellington Management Company, LLP	SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.
CHICAGO EQUITY PARTNERS
MID-CAP	VALUE
Chicago Equity Partners, LLC	Armstrong Shaw Associates Inc.
Osprey Partners Investment Management, LLC
REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

GLOBAL
Armstrong Shaw Associates Inc.
Alliance Bernstein L.P.
First Quadrant, L.P.
Northstar Capital Management, Inc.
Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES
First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)
FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Evergreen Investment Management Co., LLC

HIGH YIELD
J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

MONEY MARKET
JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2007

Managers Value Fund

Managers AMG Essex Large Cap Growth Fund

Managers Small Company Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Global Bond Fund

Managers Money Market Fund

The Managers Funds

Annual Report — December 31, 2007

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Value Fund	4

Managers AMG Essex Large Cap Growth Fund	9

Managers Small Company Fund	15

Managers International Equity Fund	23

Managers Emerging Markets Equity Fund	33

Managers Global Bond Fund	40

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	50

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	51

Funds’ balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statements of Operations	53

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	55

Detail of changes in Fund assets for the past two years

MANAGERS MONEY MARKET FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	57

Funds’ balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statements of Operations	57

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the past two periods

Statements of Changes in Net Assets	58

Detail of changes in Fund assets for the past three periods

FINANCIAL HIGHLIGHTS	58

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	62

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

TRUSTEES AND OFFICERS	70

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Financial markets became increasingly unsettled as 2007 progressed, beginning with a brief but strong correction in February and then escalating in June when revelations of significant losses from sub-prime mortgage lending and related structured securities started a domino run that has affected the global economy. While the economy gained strength in the early part of the year, in spite of housing weakness, a liquidity crisis initiated by the spreading weakness in sub-prime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality and duration became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the broad deterioration in residential housing prices, combined with gradually rising interest rates, put severe stress on low credit-quality (sub-prime) borrowers. Rising defaults pushed several mortgage lenders and leveraged sub-prime mortgage investors toward bankruptcy, and catalyzed a swift and broad flight from various forms of investment risk over the year. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times seemingly indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly beginning in July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, as the Federal Reserve pumped liquidity into the system and aggressively lowered policy rates, short-term yields have dropped dramatically and the treasury yield curve has steepened. Yet, credit spreads have continued to expand as investment grade yields have not dropped along with treasuries and non-investment grade (Junk) yields have continued to rise. This is because dominoes have continued to fall as large financial institutions continue to discover weaknesses in their portfolios and write billions of dollars off of their balance sheets.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Not surprisingly, small- and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the year. Interestingly, however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe this was due to in part to a reversion to the mean since value indices had outperformed growth indices for an extended period of time, and also to technical supply/demand effects brought on by the liquidity crisis. Importantly, we believe this was also the result of extreme weakness in the financials sector, which has a dominant role in most value indices. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, but corrected again in November and December with evidence mounting that the economy was slowing, and stock investors expressed disappointment that the Fed was not acting even more aggressively, while revelations of subprime losses continued to emanate from financial companies.

Within this environment, six out of the seven Funds represented in this report provided positive returns for the year. The Managers International Equity Fund returned 14.86% for the year, while its benchmark the MSCI EAFE Index, returned 11.17%. The Managers Emerging Markets Equity Fund provided a strong nominal return of 29.55% during the year, but trailed its benchmark, the MSCI Emerging Markets Index, which returned 39.78%. Conversely, Managers Value Fund returned -7.77% for the year, while its benchmark, the Russell 1000 Value Index, returned -0.17%. Detailed reviews of the performance and positioning of all seven of the Funds are included within this report.

Our fear that the credit crisis would extend into 2008 has been realized, as lingering credit problems and further revelations of losses by large financial institutions are hindering not only the financial markets, but the economy as well. The increasing possibility that the economy will slide

Letter to Shareholders (continued)

into recession has driven volatility higher, and stock prices lower. The Federal Reserve has been increasingly aggressive in easing rates, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. Although foreign and emerging markets economies are by no means decoupled from U.S. impact, they have become increasingly diversified with respect to trading partners, and have increasingly healthy reserves. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

The following report covers the year ending December 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2007	Expense Ratio for the Period	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Managers Value Fund
Based on Actual Fund Return	1.17%	$1,000	$873	$5.52
Based on Hypothetical 5% Annual Return	1.17%	$1,000	$1,019	$5.96
Managers AMG Essex Large Cap Growth Fund
Based on Actual Fund Return	1.22%	$1,000	$1,058	$6.33
Based on Hypothetical 5% Annual Return	1.22%	$1,000	$1,019	$6.21
Managers Small Company Fund
Based on Actual Fund Return	1.34%	$1,000	$982	$6.69
Based on Hypothetical 5% Annual Return	1.34%	$1,000	$1,018	$6.82
Managers International Equity Fund
Based on Actual Fund Return	1.51%	$1,000	$1,047	$7.79
Based on Hypothetical 5% Annual Return	1.51%	$1,000	$1,018	$7.68
Managers Emerging Markets Equity Fund
Based on Actual Fund Return	1.79%	$1,000	$1,113	$9.53
Based on Hypothetical 5% Annual Return	1.79%	$1,000	$1,016	$9.10
Managers Global Bond Fund
Based on Actual Fund Return	1.19%	$1,000	$1,071	$6.21
Based on Hypothetical 5% Annual Return	1.19%	$1,000	$1,019	$6.06
Managers Money Market Fund 1
Based on Actual Fund Return	0.39%	$1,000	$1,004	$2.78
Based on Hypothetical 5% Annual Return	0.39%	$1,000	$1,022	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
[1]	Effective December 1, 2007, the Money Market Fund changed its fiscal year end from November 30 to December 31.

Managers Value Fund

Portfolio Managers’ Comments

The Managers Value Fund’s (the “Fund”) objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

The Managers Value Fund (the “Fund”) invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies; that is, companies with capitalizations within the same range as companies represented in the Russell 1000® Value Index, the Fund’s benchmark.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps tap the market’s full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Armstrong Shaw Associates Inc.

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) has a disciplined, absolute value approach to the equity market. Valuations are determined using a private purchase test to determine the price that a company could bring in a sale to a sophisticated buyer, discounted cash flow analysis, and market comparables.

Armstrong Shaw invests in securities where a rigid cash flow or asset value analysis determines that the company’s stock is selling at a substantial discount to its intrinsic value. While the level of the overall stock market or trends in economic factors may affect the timing in which value is recognized, they are not the basis for investment. Rather, Armstrong Shaw has a classic bottom-up, company-by-company view of investing.

Armstrong Shaw’s decision-making process includes market screening for potential new ideas, fundamental research with financial modeling and management interviews, an in-depth investment committee review, and a strict sell discipline. Idea generation begins with screening the universe for businesses that are growing earnings and generating good returns on capital, but have fallen out of favor in the market. Armstrong Shaw’s fundamental research focuses on forward- and backward-looking financial modeling, including an analysis of the income statement, the balance sheet, and the cash flow statement. The investment team compares each company to its peers, the broader market, and any transactions that may have taken place in its industry. Finally, Armstrong Shaw interviews the management team. During the investment committee review, the investment team challenges the analysis and ultimately decides if the company meets the criteria to be considered for the Portfolio.

The ideal investment exhibits many of the following traits:

•	Business:

•	Defensible business franchise

•	Dominant brand names

•	Ability to generate above average returns

•	Low risk to technical obsolescence

•	Proven business model

•	Low cost provider or niche player

•	Management:

•	Track record of success

•	Insider ownership

•	Long-term incentive program aligned with the interest of shareholders

•	History of being good allocators of capital

•	Valuation:

•	Low price to cash flow

•	Low price to asset value

•	Solid balance sheet

•	Favorable price versus comparables in the marketplace

•	Favorable price versus recent transactions

•	Valuation check: what have buyers paid per hotel room, per subscriber, per a dollar of sales or earnings or cash flow

Armstrong Shaw’s goal is to buy good businesses, run by proven, capable managers, at prices equal to or less than 70% of intrinsic value. They believe that investing in superior businesses at attractive prices will provide superior returns over time.

Portfolio Management:

•	Screens the universe of approximately 5,600 NYSE and AMEX issues and the largest NASDAQ stocks for:

•	Market caps more than $2.5 billion

•	EPS growth greater than 10%

•	Relative price/earning multiple less than the market

•	Return on equity of 15% or greater

•	Conducts quantitative analysis by:

•	Analyzing income statement, balance sheet, and cash flow statement

•	Comparing the stock prices to cash flows, EPS, sales, etc.

•	Interviewing management team to get a better sense of strategic and financial plans for the company

•	Estimating the stock’s intrinsic value and purchasing stocks only when they are selling for less than 70% of the estimated intrinsic value

The investment team will make a sell decision when:

•	A price target is reached

•	Company’s fundamentals deteriorate

•	A better opportunity emerges

Additionally, a drop in price of 25% from average cost triggers an automatic review process for potential sale.

Osprey Partners Investment Management, LLC

As traditional value investors, the investment team at Osprey Partners Investment Management, LLC (“Osprey”) seeks to identify undervalued stocks with low price-to-earnings and price-to-cash flow ratios. At the same time, Osprey’s investment team focuses its in-depth bottom-up analysis to identify fundamentally strong, well-managed companies.

Osprey expects to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks from, among other things, increases in the price-to-earnings ratio.

The ideal company exhibits many of the following traits:

•	Low debt-to-capital ratios

Managers Value Fund

Portfolio Manager’s Comments (continued)

•	Low price/cash flows

•	Low price/book values

Portfolio Management:

•	Screens the investment universe for companies with a market cap above $1.5 billion and a P/E ratio at least 20% less than the P/E ratio of the S&P 500

•	Determines the strength and risks of each company’s business with:

•	Balance sheet and income statement

•	Earnings quality and sustainability

•	Profit margin trends

The investment team will make a sell decision when:

•	Stock appreciates to a predetermined price target

•	Fundamentals change

•	A better opportunity emerges

Additionally, a 20% drop relative to the market prompts an in-depth review and positions exceeding 6% of the portfolio are scaled back. The investment team tends to have an investment time horizon of two years or more.

THE YEAR IN REVIEW

For the year 2007, the Managers Value Fund depreciated -7.77% compared with a return of -0.17% for the Russell 1000® Value Index. Through the first three quarters of 2007 the Fund had modestly appreciated (+3.57%) and modestly trailed the Russell 1000® Value Index (+5.97%) by 140 basis points (1.40%). Fund performance was spurred by the technology holdings and by Armstrong Shaw’s decision to avoid the struggling financials sector. Nokia, First Data, Chevron, Transocean, and Ingersoll-Rand were some of the biggest contributors during the first nine months of 2007.

Unfortunately, the fourth quarter of 2007 was a different story, and the Portfolio struggled on an absolute and relative basis. The Fund’s holdings in the financials sector were the main detractor as the subprime crisis unraveled, larger-than-expected write-downs were reported by many large financial institutions, and the economic outlook for 2008 weakened. Overall, this sector fell -15.62% during the fourth quarter and was by far the worst-performing sector within the Russell 1000® Value Index. Armstrong Shaw’s decision to avoid the financials sector was beneficial to relative performance, but Osprey’s overweight and the few financials Armstrong Shaw held markedly depreciated. More specifically, MBIA (-69.10%), Citigroup (-36.03%), and Fannie Mae (-33.68%) were the three largest detractors during the fourth quarter and three of the biggest detractors during 2007. MBIA suffered severely from factors such as uncertainties surrounding its AAA rating, worries about ultimate insurance losses, and concomitant capital raising concerns. Fannie Mae was hurt as prime borrowers started feeling the effects of a struggling housing market in a number of Midwestern states, where the economic growth has been slow for some years, and more recently in California and Florida. Lastly, Citigroup fell sharply amid mortgage-related losses, management turmoil, and concerns about capital adequacy. As of December 31, 2007, all three positions remain in the Portfolio, as fourth quarter stock depreciation has all three at a substantial discount to fair market value. The financials sector may continue to struggle during the first part of 2008, but falling interest rates and attractive valuations have historically meant strong relative performance for this sector.

Fourth quarter difficulties were not isolated to the financials sector, as the Fund’s consumer discretionary positions also faltered. This was the second worst-performing sector within the Index as recession fears grew and the housing market continued to struggle. Both subadvisors felt this sector was attractive from a valuation perspective, and thus the Fund was hurt by a bottom-up driven overweight throughout 2007. Fund positioning also hurt performance as Comcast (-24.37%), Jarden (-23.69%), and J.C. Penney (-30.38%) were a substantial drag on performance. The Portfolio still remains overweight this sector on expectations of continued easing by the Federal Reserve and the belief that the consumer will continue to be resilient.

LOOKING FORWARD

After a difficult fourth quarter and rampant uncertainty about what 2008 will hold, both subadvisors believe attractive value opportunities still exist.

Armstrong Shaw

The economic backdrop for 2008 looks challenging as the economy is slowing, corporate profits are declining, and unemployment is at a two-year high. We expect global growth to slow but remain stronger than U.S. growth. While rising energy and other commodity prices are providing inflationary pressures, a slowdown in emerging markets, particularly China, could ease these pressures and signal a change in sector leadership. We believe that valuation is reasonable and stocks are more attractive than bonds, with the S&P 500 trading at a 6.8% earnings yield vs. a 3.9% yield for bonds. We believe it will be a year of volatile markets and continued Fed easing. The second half of 2008, in our opinion, has more return potential as the benefits of policy easing in the U.S. and developed markets take effect. Our Portfolio will continue to be weighted toward less economically sensitive stocks and will emphasize high-quality companies with diverse revenue streams. Although we are significantly underweight in financials, we may opportunistically add to our exposure based on continued weakness and potential evidence that the worst of the credit problems are behind us.

Osprey Partners

As we enter the New Year, we are encouraged by the Fed’s apparent realization that perhaps it is behind the easing curve in the current environment. It is fairly amazing to us that the Fed has stayed with its relatively restrictive monetary policy considering the weakness in the housing market and the severity and speed with which the credit crunch developed. While easing short-term rates to more appropriate levels will not immediately alleviate the above problems, it will likely slow the downward trends and help avoid the many contagion effects that could possibly result from a continued restrictive stance. Looking ahead, we believe that much of the ground that was lost in the fourth quarter can be regained as the Fed embarks on its new path. We believe that liquidity should return, the economy should continue to grow, and consumers will regain their footing and confidence. We have continued to add to many of our financial stocks in this current downturn, as we believe they will benefit most from the Fed’s actions, and since many of these stocks present our best relative risk/reward profiles.

Managers Value Fund

Portfolio Managers’ Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000® Value Index is a large cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Managers Value Fund on December 31, 1997 to a $10,000 investment made in the Russell 1000® Value Index. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have lower had certain expenses not been reduced. Past performance is not indicative of future results. The Russell 1000® Value Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

The table below shows the average annual total returns for the Managers Value Fund and the Russell 1000® Value Index since December 31, 1997 through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Managers Value Fund [2,3]	(7.77)%	10.76%	5.27%	10/31/84
Russell 1000® Value Index	(0.17)%	14.63%	7.68%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

Managers Value Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Value Fund**	Russell 1000® Value Index
Financials	22.2%	29.1%
Energy	12.1%	16.5%
Information Technology	12.0%	3.3%
Industrials	11.4%	10.6%
Consumer Discretionary	11.1%	7.2%
Health Care	10.1%	7.3%
Materials	7.9%	4.0%
Consumer Staples	5.4%	8.8%
Telecommunication Services	4.0%	6.5%
Utilities	1.7%	6.7%
Other Assets and Liabilities	2.1%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
ChevronTexaco Corp.*	4.7%
ConocoPhillips Co.*	4.2
American International Group, Inc.*	4.0
Bank of America Corp.*	3.8
Nokia Corp., Sponsored ADR*	3.7
Citigroup, Inc.*	3.0
Verizon Communications, Inc.	2.5
Empresa Brasileira de Aeronautica, S.A.	2.2
Fannie Mae Co.*	2.2
GlaxoSmithKline PLC, Sponsored ADR	2.1

Top Ten as a Group	32.4%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Value Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 97.9%
Consumer Discretionary - 11.1%
Abercrombie & Fitch Co.	15,900		$1,271,523
Comcast Corp., Special Class A*	44,640		808,877
J.C. Penney Co., Inc.	28,150	[2]	1,238,318
Jarden Corp.*	35,450		836,974
Lowe’s Co., Inc.	34,040		769,985
Rent-A-Center, Inc.*	35,550	[2]	516,186
Time Warner Co., Inc.	62,900		1,038,479
Wyndham Worldwide Corp.	21,602		508,943
Total Consumer Discretionary			6,989,285
Consumer Staples - 5.4%
CVS Corp.	31,640		1,257,690
Kraft Foods, Inc.	32,290		1,053,623
Procter & Gamble Co.	14,600		1,071,932
Total Consumer Staples			3,383,245
Energy - 12.1%
Baker Hughes, Inc.	7,910		641,501
ChevronTexaco Corp.	31,300		2,921,229
ConocoPhillips Co.	29,530		2,607,500
Devon Energy Corp.	10,860		965,563
EL Paso Corp.	25,710		443,240
Total Energy			7,579,033
Financials - 22.2%
ACE, Ltd.	21,050		1,300,469
American Express Co.	16,570		861,971
American International Group, Inc.	42,920		2,502,236
Bank of America Corp.	57,900		2,388,954
Bear, Stearns & Co., Inc.	11,220	[2]	990,165
Citigroup, Inc.	63,741		1,876,535
Fannie Mae Co.	33,800		1,351,324
MBIA, Inc.	43,900		817,857
Merrill Lynch & Co., Inc.	20,800		1,116,544
Wachovia Corp.	19,000		722,570
Total Financials			13,928,625
Health Care - 10.1%
Abbott Laboratories Co.	16,650		934,898
Covidien Ltd.	18,815		833,316
GlaxoSmithKline PLC, Sponsored ADR	26,000		1,310,140
Johnson & Johnson	11,410		761,047
McKesson Corp.	11,400		746,814
Pfizer, Inc.	32,300		734,179
UnitedHealth Group, Inc.	17,540		1,020,828
Total Health Care			6,341,222
Industrials - 11.4%
Emerson Electric Co.	10,500		594,930
Empresa Brasileira de Aeronautica, S.A.	30,050	[2]	1,369,980
General Electric Co.	31,875		1,181,606
Tyco International Ltd.	22,325		885,186
United Parcel Service, Inc., Class B	14,230	[2]	1,006,346
United Technologies Corp.	16,100		1,232,294
Wesco International, Inc.*	23,100		915,684
Total Industrials			7,186,026
Information Technology - 12.0%
Cisco Systems, Inc.*	42,100		1,139,647
Ingram Micro, Inc., Class A*	70,400		1,270,016
International Business Machines Corp.	9,280		1,003,168
Nokia Corp., Sponsored ADR	59,700		2,291,883
Oracle Corp.*	41,500		937,070
Xerox Corp.*	55,110		892,231
Total Information Technology			7,534,015
Materials - 7.9%
Alcoa, Inc.	26,920		983,926
Cemex SAB de C.V.*	31,955		826,037
Dow Chemical Co.	28,000		1,103,760
E.I. du Pont de Nemours & Co., Inc.	22,450	[2]	989,820
PPG Industries, Inc.	14,700		1,032,381
Total Materials			4,935,924
Telecommunication Services - 4.0%
AT&T, Inc.	22,100		918,476
Verizon Communications, Inc.	36,200		1,581,578
Total Telecommunication Services			2,500,054
Utilities - 1.7%
Exelon Corp.	13,200		1,077,648
Total Common Stocks
(cost $ 55,311,939)			61,455,077
Other Investment Companies - 10.2%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]	4,590,061		4,590,061
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	1,819,510		1,819,510
Total Other Investment Companies
(cost $ 6,409,571)			6,409,571
Total Investments - 108.1%
(cost $ 61,721,510)			67,864,648
Other Assets, less Liabilities - (8.1)%			(5,085,150)
Net Assets - 100.0%			$62,779,498

The accompanying notes are an integral part of these financial statements.

Managers AMG Essex Large Cap Growth Fund

Portfolio Manager’s Comments

For the fiscal year ended December 31, 2007, the Managers AMG Essex Large Cap Growth Fund (the “Fund”) gained 14.36%, outperforming the Russell 1000® Growth Index, which returned 11.81%.

REVIEW AND OUTLOOK: YEAR 2007

U.S. equities started strong in 2007 only to give back most of their gains in late February and early March. A number of events transpired to cause investors to reassess their risk tolerances, including worsening conditions among subprime mortgage lenders and weaker economic data. From mid-July to mid-August, stock prices around the world reacted violently to fears that continued distress in subprime lending would extend to other areas of credit. The Federal Reserve responded with a surprise 50 basis point (0.50%) cut in short-term interest rates, igniting a broad-based rebound in equity markets. The final quarter of the year opened on a positive note, with major indices rising to new highs. However, deteriorating credit conditions and record losses by several of the world’s largest financial institutions heightened recession fears, sending stocks lower. Markets stabilized toward the end of the year, supported by falling bond yields and liquidity infusions by central banks. Growth stocks of all sizes performed exceptionally well during the year, far outpacing their value counterparts. Slowing economic growth, lower interest rates, and strong relative earnings in key sectors were the chief contributors to investor preference for growth stocks in 2007.

Portfolio/Sector Commentary

Sector returns were mixed for the period, reflecting the market’s volatility. Further declines in housing activity coupled with evidence of spreading contagion from the subprime lending crisis weighed heavily on consumer discretionary and financial stocks. Investors gravitated to companies with significant international exposure, including energy and industrial commodities, as well as areas that are relatively immune to a slowdown in U.S. economic activity, such as health care and consumer staples. For most of 2007, the global growth theme dominated investor attention, with energy, technology, and capital goods the standout performers.

Consumer-spending-related stocks were among the hardest hit during the period, including retailers, restaurants, and leisure companies. Generally weak stock selection led to underperformance for the period. Rising gasoline prices, declining home values, and low savings rates are expected to restrain consumer spending over the next several quarters. Google Inc. was the standout performer for the sector. Google recently gained U.S. clearance to acquire DoubleClick, which should enhance Google’s position in the advertising market. Laureate Education Inc. was another positive performer. Those gains were offset by negative results from retail companies, including Kohl’s Corp., Tiffany & Co., and Coach Inc. A mild start to the winter season negatively affected Kohl’s. Weak demand for winter clothing combined with a decrease in holiday spending has caused the share price to fall. Tiffany, Coach, and other luxury retailers bore the brunt of fears of worsening consumer confidence. We have since liquidated both positions. We reduced our overall weighting in the consumer discretionary sector over the course of the year. We remain cautious on most of the consumer stocks and made few changes to our generally underweighted positions.

Overall, the energy sector outpaced the market for the period, with the majority of our equipment and services holdings advancing to new highs. Strong stock selection led to outperformance for the period. Schlumberger Ltd. was a significant contributor, and the company expects double-digit growth for the next few years. Southwestern Energy Co., a gas exploration and production company, was also additive to results. Southwestern announced a capital investment program dedicated to further developing its presence in the Arkoma Basin in 2008. This expansion should help improve company costs and productivity. We initiated several new positions during the year, including Chesapeake Energy and Peabody Energy, which were beneficial to the Fund. An increase in drilling activity should improve Chesapeake’s production volumes. In addition, energy stock valuations remain reasonable despite strong relative price returns over the last two years, suggesting further upside potential. Coal producers have started to limit production, which has driven favorable inventory trends and directly benefited Peabody. Looking into 2008, we expect energy costs to ease somewhat as U.S. economic growth cools. However, we continue to believe that oil prices are in a secular uptrend, as rising demand from emerging economies should outstrip global spare production capacity. Our bias remains on the energy services companies with large international operations as exploration budgets will expand further in 2008.

In health care, the Fund’s relative overweight in pharmaceuticals and medical supplies and services contributed to outperformance for the period, with notable returns from Gilead Sciences and Alcon Inc. Gilead’s positive performance was driven by strong HIV franchise sales as well as the upcoming rollout of the company’s Atripla product in Europe. Alcon continues to increase its industry market share with the introduction of three new intraocular lenses. Positive returns also came from CVS Caremark Corp. The merger of CVS and Caremark at the end of March created a very strong company with limited risk, and the resulting company is expected to increase profit margins due to improved buying of pharmaceuticals. Those strong performances were marginally affected by negative returns from Celgene Corp., Genentech Inc., and Vertex Pharmaceuticals Inc. Celgene’s stock retreated upon the lowered expectations for Revlimid, the company’s key growth product. It could be several quarters before investor confidence is restored; thus, we have fully liquidated our position. A mixed earnings report from Genentech weighed on the stock; however, 2008 could see major positive catalysts emerge including Phase III data for Avastin in adjuvant colorectal cancer. In the case of Vertex, data was released for products that may ultimately compete against its key pipeline product, Telaprevir, causing pressure on the stock. While election year debate over health care reform is an important risk to this sector in 2008, we remain overweighted, with a focus on companies that have innovative products or services for large and growing markets.

Returns for the technology sector were mixed; however, solid stock selection contributed to outperformance for the Fund. Research In Motion (RIMM) was the standout performer, as the company continued its market dominance in smart phones. RIMM should also be bolstered by an improving product cycle. Intel and NVIDIA were

Managers AMG Essex Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

added during the second quarter, and both companies benefited from the strength in the PC market and contributed strong returns. Dell Inc. was a negative performer during the period, as its turnaround plan has been slow to progress and economic fears weighed on the stock. Brocade Communications Systems issued guidance that was consistent with expectations, but not considered to be extraordinary, which detracted from overall performance. In computer services, software, and systems companies, BEA Systems was the largest contributor. BEA has benefited from the rapid growth in business process management (BPM) technology, and the company has met client demand for a more efficient way to manage a business and the multiple processes that support it. During the fourth quarter, Oracle offered to purchase the company, which allowed the position to be sold at attractive prices. We modestly reduced our technology exposure in the Fund, taking profits in several holdings that had experienced substantial gains in the past year, which included liquidating our positions in BEA and SunPower Corp. In addition, we sense that corporations may be more cautious in their technology spending next year, particularly for the important retail and financial services sectors. Our emphasis remains on the faster growing areas of wireless communications, Internet services, and web-based software.

Aerospace, defense, and transportation stocks, including shipping and airline companies, experienced sharp declines in the fourth quarter, which minimally impacted Fund performance for the period. Deere & Co. was the most notable contributor in producer durables. The company acquired a small tractor company in southern China, which will increase Deere’s international presence. We expect Deere to benefit from the continuation of a strong agriculture cycle as well as from the new energy bill that was recently signed into law. Those gains were offset by disappointing results from General Cable, which has since been sold from the Fund. In materials, fertilizer companies were the standout contributors. Mosaic Co. is the largest fertilizer materials company in North America and benefits from limited capacity coupled with high demand for global grain. In addition, the phosphate cycle should remain strong for the next several years. Similar to phosphate, potash prices have increased due to strong global demand and a lack of capacity. Potash Corp. of Saskatchewan has taken advantage of these market conditions and the company’s growth prospects should continue.

OUTLOOK: GROWTH STOCK LEADERSHIP TO CONTINUE

During the last quarter of 2007, rising credit market strains from the subprime meltdown resulted in a marked change in investor sentiment concerning the direction of the economy and interest rates. We believe the U.S. will avoid a recession in 2008, but faces several quarters of sluggish growth. The bursting of the housing bubble and potentially lower energy costs should result, in our opinion, in an easing of inflation pressures, leaving the Federal Reserve enough runway to aggressively reduce interest rates in coming months. This should restore confidence in the financial markets and set the stage for renewed growth in the second half of 2008.

U.S. stocks may remain in a volatile trading range, as investors sort out the implications of a slowing domestic economy on corporate profits. We believe earnings will likely contract for finance and housing-related sectors, but should expand for others, including energy services, health care, segments of technology, and global industrials. What we believe is certain is that investors will continue to pay for growth, wherever it exists, resulting in sustained growth stock leadership.

Managers AMG Essex Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG Essex Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers AMG Essex Large Cap Growth Fund on December 31, 1997, to a $10,000 investment made in the Russell 1000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced. The Russell 1000® Growth Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

The table below shows the average annual total returns for Managers AMG Essex Large Cap Growth Fund and the Russell 1000® Index since December 31, 1997 through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Managers AMG Essex Large Cap Growth Fund [2]	14.36%	10.39%	6.84%	6/1/84
Russell 1000® Growth Index	11.81%	12.10%	3.83%

Managers AMG Essex Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Managers AMG Essex Large Cap Growth Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers AMG Essex Large Cap Growth Fund**	Russell 1000® Growth Index
Information Technology	30.8%	28.3%
Health Care	18.4%	15.9%
Industrials	9.9%	13.0%
Energy	9.4%	8.8%
Consumer Staples	7.9%	10.3%
Materials	7.6%	3.4%
Consumer Discretionary	7.2%	11.2%
Telecommunication Services	3.5%	0.7%
Financials	2.2%	7.0%
Utilities	0.0%	1.4%
Other Assets and Liabilities	3.1%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Google, Inc.*	5.0%
Microsoft Corp.	3.2
Abbott Laboratories Co.	3.1
Peabody Energy Corp.	3.1
Intel Corp.	2.9
Mosaic Co.	2.8
Potash Corp. of Saskatchewan	2.8
Gilead Sciences, Inc.*	2.8
Kohl’s Corp.*	2.7
Procter & Gamble Co.	2.5

Top Ten as a Group	30.9%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Essex Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 96.9%
Consumer Discretionary - 7.2%
International Game Technology	23,375	[2]	$1,026,864
Kohl’s Corp.*	30,397		1,392,183
News Corp., Inc., Class A	63,695		1,305,111
Total Consumer Discretionary			3,724,158
Consumer Staples - 7.9%
Avon Products, Inc.	18,584		734,626
CVS Corp.	33,092		1,315,407
Hansen Natural Corp.*	16,720	[2]	740,529
Procter & Gamble Co.	18,009		1,322,221
Total Consumer Staples			4,112,783
Energy - 9.4%
Chesapeake Energy Corp.	21,379	[2]	838,057
Peabody Energy Corp.	25,763	[2]	1,588,044
Schlumberger, Ltd.	13,125		1,291,106
Southwestern Energy Co.*	20,464		1,140,254
Total Energy			4,857,461
Financials - 2.2%
CME Group, Inc.	1,657		1,136,702
Health Care - 18.4%
Abbott Laboratories Co.	28,295		1,588,764
Alcon, Inc.	5,363		767,124
Baxter International, Inc.	14,228		825,935
Charles River Laboratories International, Inc.*	9,350	[2]	615,230
Elan Corp., PLC -Sponsored ADR*	23,266	[2]	511,387
Genentech, Inc.*	19,243		1,290,628
Gilead Sciences, Inc.*	31,635		1,455,526
Hologic, Inc.*	12,667	[2]	869,463
Intuitive Surgical, Inc.*	1,857		602,596
Medco Health Solutions, Inc.*	6,345		643,383
Vertex Pharmaceuticals, Inc.*	17,454	[2]	405,456
Total Health Care			9,575,492
Industrials - 9.9%
AMR Corp.*	43,597		611,666
Chicago Bridge & Iron Co. N.V.	20,366		1,230,921
Deere & Co.	6,235		580,603
Foster Wheeler Ltd.*	3,812		590,936
General Electric Co.	33,655		1,247,591
Northwest Airlines Corp.*	42,661		619,011
Quanta Services, Inc.*	9,821	[2]	257,703
Total Industrials			5,138,431
Information Technology - 30.8%
Adobe Systems, Inc.*	28,856	[2]	1,233,017
Brocade Communications Systems, Inc.*	157,717		1,157,643
Cisco Systems, Inc.*	36,687		993,117
Dell, Inc.*	42,628		1,044,812
Google, Inc.*	3,752		2,594,432
Intel Corp.	55,852		1,489,014
McAfee, Inc.*	20,724		777,150
Microsoft Corp.	46,324		1,649,134
Omniture, Inc.*	27,724	[2]	922,932
Oracle Corp.*	57,223		1,292,095
QUALCOMM, Inc.	27,148		1,068,274
Seagate Technology	20,591	[2]	525,070
Synchronoss Technologies, Inc.*	34,970	[2]	1,239,337
Total Information Technology			15,986,027
Materials - 7.6%
The Mosaic Co.*	15,635		1,475,006
Newmont Mining Limited	20,530	[2]	1,002,480
Potash Corp. of Saskatchewan	10,126	[2]	1,457,739
Total Materials			3,935,225
Telecommunication Services - 3.5%
American Tower Corp., Class A*	17,696		753,850
NII Holdings, Inc., Class B*	21,753		1,051,105
Total Telecommunication Services			1,804,955
Total Common Stocks
(cost $ 44,589,594)			50,271,234
Other Investment Companies - 25.3%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]	11,070,206		11,070,206
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	2,074,530		2,074,530
Total Other Investment Companies
(cost $ 13,144,736)			13,144,736
Total Investments - 122.2%
(cost $ 57,734,330)			63,415,970
Other Assets, less Liabilities - (22.2)%			(11,539,647)
Net Assets - 100.0%			$51,876,323

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Portfolio Managers’ Comments

The Managers Small Company Fund’s (the “Fund”) objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

THE PORTFOLIO MANAGERS

The Fund employs two portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps tap the market’s full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Kalmar Investment Advisers, Inc.

Kalmar Investment Advisers, Inc. (“Kalmar”), practices a “Growth-with-Value” approach to small- company investing whereby it seeks to identify high quality growing businesses before they are widely discovered by other institutional investors. Kalmar’s team believes there is a low risk/high reward anomaly offered by the equity market in stocks of such top-notch smaller companies that, for a variety of reasons, have not made the radar screen of most typical growth investors. Because these companies are relatively “invisible” institutionally, they can be purchased at prices which are inefficiently valued to undervalued and yet offer strong growth potential as well. This is the crux of their “growth-with-value” investment style.

The investment team at Kalmar generates investment ideas through different screening methodologies and several sources, employing elements of both top-down and bottom-up analysis in the initial identification process. The members of the investment management team all have strong research backgrounds and are committed to disciplined in-depth, hands-on fundamental analysis. Top-down thinking is used to identify strategic themes and growth areas to prospect for individual “growth-with-value” candidates.

The most intensive research, however, is dedicated to bottom-up fundamental analysis. Kalmar looks for such criteria as proven and sustainable double-digit growth in revenue and EPS, together with a stock that is reasonably to cheaply priced relative to EPS, cash flow, revenues, and enterprise value. Kalmar looks for dynamic businesses that are easily understood, run by equity owners they can count on, and buyable at valuations that they expect to rise. The team’s decision threshold for new holdings is a potential return of 50% in approximately two years. This appreciation is expected to come from two sources: compounding business value, and upward revaluation as greater investor discovery unfolds.

The ideal company exhibits many of the following traits:

•	Market capitalization of $50 million up to $2.5 billion at the time of purchase

•	Dynamic growth business that Kalmar understands better

•	Run by committed managements that deliver:

•	Buyable at inefficient valuations that should rise

•	Strong improving financials with conservative accounting

•	Reasonable/cheap valuations, with special positive attributes

Portfolio Management:

•	Diversified portfolio in terms of sector, security, and market capitalization

•	Conscious mix of “growth character” companies, from higher growth “Steady Eddies” bought inefficiently valued through to positive surprise / emerging growth situations

The investment team will make a sell decision when:

•	They see a change in the fundamentals of a company

•	A better opportunity emerges

•	Price or fundamental expectations have been met

•	A position appreciates beyond an optimal allocation

Epoch Investment Partners, Inc.

Epoch Investment Partners, Inc. (“Epoch”) seeks to create excess return without assuming a high degree of capital risk by creating portfolios of businesses with superior risk/reward profiles. They analyze a business in the same manner a private investor would in looking to purchase the entire company and only invest in those businesses they understand and where they have confidence in their financial statements. They seek businesses that generate free cash flow and securities that have unrecognized potential yet possess a combination of above-average yield, above-average free cash flow growth, and/or below-average valuation.

Ideal Investment

The ideal company exhibits many of the following traits:

•	Top quality management that has entrepreneurial drive and experience, a history of success, a strong strategic vision, and a reward structure determined by shareholder value creation

•	Strong financial position as determined by cash flow use, financial transparency, hidden or undervalued assets, and low leverage

•	Competitive positioning in its marketplace, strong demand characteristics, and sustainable free cash flow

Portfolio Construction

Portfolio management:

•	Screens the Russell 2000® universe using both quantitative and qualitative criteria

•	Analyzes each business as if they were to buy the entire company, including sustainability of the business, earnings drivers, barriers to entry, and competitive advantages

•	Evaluates potential companies on the basis of management quality, financial strength, nature of the business, and external factors

•	Develops an investment thesis outlining potential value creation and growth in cash flow

•	Diversifies the Portfolio across important sectors utilizing inverse risk weighting, a 5% position maximum, and recognizing liquidity considerations

Sell Discipline

The investment team will make a sell decision when:

•	The security’s price target is reached

•	There is a change in the investment thesis

•	Downside risk becomes too great

Managers Small Company Fund

Portfolio Managers’ Comments (continued)

THE YEAR IN REVIEW

Over the 12 months ended December 31, 2007, the Fund returned 9.13% compared to a loss of -1.57% for the Russell 2000® Index. Significant performance trend changes occurred within the stock market in 2007, and the last two quarters of the year were particularly difficult for small-cap stocks. Through the end of June, the Russell 2000® Index had appreciated 6.45%, but for various reasons during the last two quarters the Index returned -7.53%, and, as a result, core small-cap indices depreciated slightly for the year. Leadership within small-cap stocks shifted from the outset of the year in favor of growth stocks over value stocks. Similarly, after several years of progressively shrinking volatility and increasingly less discriminating markets that had accorded no stock price premium for higher business quality and greater growth, the reverse finally came back into play in 2007. Helped by these performance influences, but mostly driven by good portfolio decisions by both subadvisors, the Fund performed very well on an absolute and relative basis.

The Fund’s outperformance was primarily driven by strong stock performance across several economic sectors and a large underweight to financials. Stock performance was strongest in the energy, consumer discretionary, and industrials sectors. The consumer discretionary sector was the second worst-performing sector within the Russell 2000 ® Index and returned -15.08% during 2007. Conversely, the Small Company Fund’s positions in this sector appreciated 8.94%, and this differential was the main reason the Fund outperformed the Russell 2000® Index during 2007. Both subadvisors were able to identify strong companies at reasonable valuations that appreciated following positive business developments in what was an otherwise difficult economic sector. Consumer discretionary positions DeVry (+86.03%), GameStop (+125.4%), Service Corp Inter. (+38.45%), and 1-800-FLOWERS.COM (+41.72%) all had strong calendar years and helped the Portfolio’s consumer discretionary allocation outperform. In particular, DeVry benefited from an acquisition completed during the fourth quarter and a 20% increase in its dividend.

Stock performance was also very strong in the industrials and energy sectors. The Fund’s positioning in both sectors significantly outpaced the Index’s and modest overweights were also additive. Atwood Oceanics (+104.70) and Ultra Petroleum (+49.77%) were the Fund’s best-performing positions within the energy sector, while EDO (+136.67%) and Chicago Bridge & Iron (+121.97) led the way in industrials. The Fund’s energy and industrials holdings performed well throughout 2007, but performed best on a relative basis as both sectors depreciated during the last six months of the year. This demonstrates both managers’ focus on bottom-up stock selection and confirms their ability to identify attractive securities in otherwise challenging economic markets and sectors.

Another major contributor to the Fund’s outperformance was the continuation of a substantial underweight to the financials sector, which was by far the worst-performing sector within the Russell 2000®Index. This underweight was driven by Kalmar’s continued avoidance of the financials sector and Epoch’s inability to find attractive investment opportunities within financials. Kalmar has consistently been underweight in this sector because of concerns over potential balance sheet risk in fast-growing financial service companies. While different reasoning drove the decision to underweight the sector, the Fund’s underweight was extremely beneficial as the subprime crisis unraveled and large write-downs raised uncertainty about what might lie ahead.

The abovementioned contributors were partially offset by poor performance within the information technology sector. Both sub-advisors found many attractive investment opportunities within the tech sector, but some of the Fund’s tech positions struggled during 2007. For example, Silicon Image (-64.47%), Powerwave Tech. (-37.52%), and Avocent (-31.14%) all depreciated as the Portfolio’s holdings fell (-1.52%) and the Index’s appreciated (3.52%). Other tech positions, such as Cypress Semiconductor (+113.57%) and Sapient (+60.47%), soared during 2007, but overall stock performance within this sector was a drag on performance. The Fund’s materials sector holdings also appreciated 11.30% during 2007, but trailed the Index’s which returned 26.30%.

Overall, strong stock performance across several sectors and an underweight to small-cap financials resulted in a very strong year for Managers Small Company Fund.

LOOKING FORWARD

Heading into 2008, the Fund is positioned with a familiar underweight to the financials sector and an equally common overweight to the information technology sector. Looking forward, Kalmar and Epoch are both cautious about what 2008 may hold, but feel the opportunity for strong relative, if not absolute, returns still exists. Kalmar’s guarded optimism is based on a belief that monetary policy will remain accommodative, and that slowing U.S. growth will be countered by higher world economic growth and a dollar at historically low levels. Furthermore, Kalmar is even more opportunistic about the second half of 2008 and 2009. Lastly, Epoch will continue to focus on companies generating free cash flow with the ability to increase shareholder yield, and feels 2008 will provide some excellent value opportunities, particularly after the market depreciation during the fourth quarter.

Managers Small Company Fund

Portfolio Managers’ Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Small Company Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Index is comprised of the smallest 2000 companies in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Small Company Fund on June 19, 2000, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced. The Russell 2000® Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

The table below shows the average annual total returns for Managers Small Company Fund and the Russell 2000® Index since inception through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Year	Since Inception*	Inception Date
Managers Small Company Fund [2,3]	9.13%	15.34%	3.61%	6/19/00
Russell 2000® Index	(1.57)%	16.25%	6.53%

*	Commencement of operations was June 19, 2000.

Managers Small Company Fund

Portfolio Managers’ Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

Managers Small Company Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Small Company Fund**	Russell 2000® Index
Information Technology	25.7%	18.3%
Health Care	17.3%	14.5%
Industrials	15.5%	14.8%
Consumer Discretionary	12.6%	13.6%
Energy	9.0%	6.7%
Financials	4.3%	19.1%
Materials	3.7%	5.6%
Consumer Staples	3.3%	3.0%
Utilities	2.0%	3.0%
Telecommunication Services	1.0%	1.4%
Other Assets and Liabilities	5.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Service Corp. International*	2.1%
Respironics, Inc.	1.4
DeVry, Inc.*	1.4
Ultra Petroleum Corp.	1.3
Arbitron, Inc.	1.3
Kennametal, Inc.*	1.2
Alliant Techsystems, Inc.	1.2
SonoSite, Inc.*	1.1
Chicago Bridge & Iron Co. N.V.	1.1
WABCO Holdings, Inc.	1.1

Top Ten as a Group	13.2%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Small Company Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 94.4%
Consumer Discretionary - 12.6%
1-800-FLOWERS.COM, Inc.*	9,095		$79,399
Aaron Rents, Inc.	2,335	[2]	44,925
Arbitron, Inc.	9,150		380,366
BJ’s Restaurants, Inc.*	3,080		50,081
Charming Shoppes*	12,650	[2]	68,436
DeVry, Inc.	7,660		398,014
Fred’s, Inc.	5,910		56,913
GameStop Corp.*	4,870		302,476
Global Traffic Network, Inc.*	4,250		27,710
Life Time Fitness, Inc.*	4,535	[2]	225,299
LKQ Corp.*	9,700	[2]	203,894
Multimedia Games, Inc.*	24,920		207,833
NutriSystem, Inc.*	5,550	[2]	149,739
O’Reilly Automotive, Inc.*	2,735		88,696
Service Corp. International	44,650		627,331
Shuffle Master, Inc.*	11,810		141,602
Tractor Supply Co.*	5,050		181,497
Tupperware Brands Corp.	4,500		148,635
WABCO Holdings, Inc.	6,380		319,574
Total Consumer Discretionary			3,702,420
Consumer Staples - 3.3%
Central European Distribution Corp.*	4,081		237,024
Elizabeth Arden, Inc.*	5,730		116,606
Longs Drug Stores Corp.	4,720	[2]	221,840
Performance Food Group Co.*	7,270		195,345
Sunopta, Inc.*	11,920		159,132
Susser Holdings Corp.*	2,110		43,255
Total Consumer Staples			973,202
Energy - 9.0%
Atwood Oceanics, Inc.*	2,120	[2]	212,509
Cal Dive International, Inc.*	20,950	[2]	277,378
Clean Energy Fuels Corp.*	4,280		64,799
Core Laboratories N.V.*	1,590	[2]	198,305
Delta Petroleum Corp.*	8,695		163,901
Foundation Coal Holdings, Inc.	3,820		200,550
GMX Resources, Inc.*	4,840		156,235
Niko Resources, Ltd.	3,170		286,663
Parallel Petroleum Corp.*	8,455		149,062
Seacor Holdings, Inc.*	1,700		157,658
Tidewater, Inc.	2,125		116,578
Ultra Petroleum Corp.*	5,455		390,032
Warren Resources, Inc.*	17,500		247,275
Total Energy			2,620,945
Financials - 4.3%
Education Realty Trust, Inc.	18,100		203,444
Flushing Financial Corp.	7,300	[2]	117,165
National Financial Partners Corp.	1,670	[2]	76,169
NorthStar Realty Finance Corp.	28,140		251,009
Pzena Investment Management, Inc., Class A	12,050	[2]	137,370
Signature Bank*	5,760		194,400
UMB Financial Corp.	4,350		166,866
Wilshire Bancorp, Inc.	13,400	[2]	105,190
Total Financials			1,251,613
Health Care - 17.3%
Analogic Corp.	4,000		270,880
Assisted Living Concepts, Inc. (I-A)*	20,739		155,542
Bio-Reference Labs, Inc.*	7,040		230,067
Cambrex Corp.	20,310		170,198
Covance, Inc.*	3,440		297,973
Endo Pharmaceuticals Holdings, Inc.*	4,350		116,014
Haemonetics Corp.*	1,910	[2]	120,368
HealthExtras, Inc.*	7,700		200,816
Healthways, Inc.*	3,810	[2]	222,656
inVentiv Health, Inc.*	6,750	[2]	208,980
Inverness Medical Innovations, Inc.*	4,690		263,484
IRIS International, Inc.*	9,600		188,352
K-V Pharmaceutical Co., Class A*	9,700	[2]	276,838
Landauer, Inc.	1,080		55,998
LifeCell Corp.*	4,610		198,737
Martek Biosciences Corp.*	5,980		176,888
Omnicell, Inc.*	5,740		154,578
Pediatrix Medical Group, Inc.*	2,450		166,968
Phase Forward, Inc.*	3,720		80,910
PSS World Medical, Inc.*	9,345		182,882
Psychiatric Solutions, Inc.*	4,050	[2]	131,625
Resmed, Inc.*	4,325	[2]	227,192
Respironics, Inc.*	6,155		403,028
SonoSite, Inc.*	10,000		336,700
Sunrise Senior Living, Inc.*	8,050	[2]	246,974
Total Health Care			5,084,648

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Portfolio Manager’s Comments (continued)

	Shares		Value
Industrials - 15.5%
Actuant Corp., Class A	2,150	[2]	$73,122
Advisory Board Co., The*	2,960		190,002
Alliant Techsystems, Inc.*	3,000	[2]	341,280
American Ecology Corp.	11,350		266,498
Carlisle Co., Inc.	1,920		71,098
Chicago Bridge & Iron Co. N.V.	5,395		326,074
ChoicePoint, Inc.*	2,995		109,078
Corrections Corp. of America*	8,644		255,084
DRS Technologies, Inc.	5,550		301,198
Duff & Phelps Corp., Class A*	9,070		178,498
Encore Wire Corp.	12,050		191,836
Healthcare Services Group	6,480		137,246
Hexcel Corp.*	7,380	[2]	179,186
ICT Group, Inc.*	7,680		91,776
IHS, Inc., Class A*	3,680		222,861
InnerWorkings, Inc.*	6,770		116,850
Kennametal, Inc.	9,160		346,798
Mobile Mini, Inc.*	7,875		146,002
MSC Industrial Direct Co., Class A	4,790		193,851
Polypore International, Inc.*	7,730		135,275
Telefl ex, Inc.	3,450		217,384
Tetra Technologies, Inc.*	9,610		206,615
URS Corp.*	2,039		110,779
UTI Worldwide, Inc.	7,620		149,352
Total Industrials			4,557,743
Information Technology -25.7%
Actuate Corp.*	29,950		232,712
ADC Telecommunications, Inc.*	8,750		136,062
ANSYS, Inc.*	5,910		245,029
Arris Group, Inc.*	17,840		178,043
ATMI, Inc.*	7,145		230,426
Avocent Corp.*	7,050	[2]	164,336
Benchmark Electronics, Inc.*	7,875		139,624
Concur Technologies, Inc.*	3,210		116,234
Constant Contact, Inc.	3,710	[2]	79,765
CyberSource Corp.*	12,560		223,191
Cypress Semiconductor Corp.*	4,640		167,179
DealerTrack Holdings, Inc.*	5,840	[2]	195,465
Diebold, Inc.	6,050		175,329
Digital River, Inc.*	1,600	[2]	52,912
Diodes, Inc.*	3,172		95,382
DivX, Inc.*	4,340		60,760
DTS, Inc.*	10,710		273,855
Dycom Industries, Inc.*	5,450		145,242
Fair Isaac Corp.	7,850	[2]	252,378
FEI Co.*	5,560		138,055
Harmonic, Inc.*	8,550		89,604
Heartland Payment Systems, Inc.	2,710		72,628
Hypercom Corp.*	44,870		223,453
Insight Enterprises, Inc.*	10,875		198,360
Ixia, Inc.*	6,790		64,369
Macrovision Corp.*	10,350	[2]	189,716
Microsemi Corp.*	6,930	[2]	153,430
MPS Group, Inc.*	10,190		111,479
Napco Security Systems, Inc.*	21,150		132,188
NICE Systems, Ltd.*	4,700		161,304
Online Resources Corp.*	4,355		51,912
OPNET Technologies, Inc.*	3,345		30,306
Polycom, Inc.*	7,155		198,766
Powerwave Technologies, Inc.*	46,620		187,879
Progress Software Corp.*	5,125		172,610
RightNow Technologies, Inc.*	6,350		100,648
Rogers Corp.*	3,705		160,686
Sapient Corp.*	33,790		297,690
Silicon Image, Inc.*	46,990		212,395
SkillSoft PLC*	10,110		96,652
Solera Holdings, Inc.*	8,250		204,435
Sybase, Inc.*	11,650		303,948
Symmetricom, Inc.*	8,880		41,825
Tessera Technologies, Inc.*	5,360		222,976
THQ, Inc.*	11,200		315,728
Valueclick, Inc.*	8,410		184,179
Volterra Semiconductor Corp.*	6,360	[2]	70,151
Total Information Technology			7,551,296
Materials - 3.7%
Albemarle Corp.	5,230	[2]	215,738
Hercules, Inc.	8,900	[2]	172,215
Methanex Corp.	4,075		112,470
Nalco Holding Co.	5,900		142,662
Schweitzer-Mauduit International, Inc.	3,150		81,616
Sensient Technologies Corp.	2,770		78,336
Silgan Holdings, Inc.	5,540		287,748
Total Materials			1,090,785

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Portfolio Manager’s Comments (continued)

	Shares		Value
Telecommunication Services - 1.0%
Cbeyond, Inc.*	2,540		$99,035
NTELOS Holdings Corp.	2,380		70,662
Syniverse Holdings, Inc.*	7,200		112,176
Total Telecommunication Services			281,873
Utilities - 2.0%
Vectren Corp.	10,050	[2]	291,550
Westar Energy, Inc.	11,350		294,419
Total Utilities			585,969
Total Common Stocks
(cost $ 23,772,877)			27,700,494
Other Investment Companies - 24.1%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]	5,181,713		5,181,713
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	1,904,194		1,904,194
Total Other Investment Companies
(cost $ 7,085,907)			7,085,907
Total Investments - 118.5%
(cost $ 30,858,784)			34,786,401
Other Assets, less Liabilities - (18.5)%			(5,436,953)
Net Assets - 100.0%			$29,349,448

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Portfolio Managers’ Comments

The Managers International Equity Fund’s objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

The Managers International Equity Fund (the “Fund”) ordinarily invests at least 80% of assets in equity securities, and 65% of assets in common and preferred stocks of companies domiciled outside the United States. The Fund intends to diversify investments among countries and normally to hold securities of non-U.S. companies in not less than three countries. Investments may be made in companies in developed as well as developing countries. The Fund may invest in fixed-income securities denominated in both foreign and domestic currencies and may engage in currency hedging strategies. The Fund may invest in companies of any size. The MSCI EAFE Index is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the market’s full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

AllianceBernstein L.P.

AllianceBernstein L.P.’s (“Bernstein”) approach to investing is value-based and research-driven. The thesis of Bernstein is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events as they confuse temporary or cyclical characteristics with structural change. Thus, short-term problems, which cause profits and stocks to decline, can create buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this by using research to separate fact from emotion.

The primary driver of Bernstein’s performance is research-driven security selection. The investment team begins with a broad universe of all companies within the countries of the MSCI All Country World Index ex - U.S. universe with a market capitalization greater than $750 million. They screen this universe with a proprietary return model in order to identify the companies with the most attractive value attributes. The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint, evaluating such factors as price-to-cash earnings, price-to-book, return on equity, and price momentum.

The ideal company exhibits many of the following traits:

•	Strong fundamentals

•	Sound future business prospects

Portfolio Construction

•	Initial investable universe is comprised of all companies within the countries of the MSCI All Country World Index ex-U.S. universe with a market capitalization greater than $750 million

•	Investment team screens this universe with a proprietary return model in order to identify the companies with the most attractive value attribute

•	The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint

•	Factors include price to cash earnings, price to book, return on equity, and price momentum

•	Analysts perform extensive research, focusing on the most attractively valued stocks

•	They build detailed spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate:

•	Normalized earnings power

•	Cash flow and asset values for each company for the next five years

•	They then perform simulations to see the potential impact of changes in various financial-statement components

•	Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG)

•	The Committee challenges the analysts’ assumptions and conclusions to ensure they are sound.

The Portfolio

•	Typically holds 35-70 stocks

•	Initial stock weightings are 0.5% - 3.5%

•	Maximum 8%

The following factors influence the sell decision when:

•	A stock has achieved Bernstein’s forecasted target of fair value

•	A change the long-term earnings forecast reduces the price target to current market levels

Lazard Asset Management, LLC

Portfolio manager, William (Willy) Holzer believes that there is a single global economy and marketplace within which everything is connected. Within this single market it is important to distinguish between three types of companies: Domestic companies are those which produce, sell, and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell, and raise capital anywhere. Willy will invest in any of these types in order to capitalize on a theme; however, he prefers global companies which generally have the flexibility and resources to exploit global trends.

Willy Holzer can be described as a “top-down” thematic investor, whose themes are based on “bottom-up” observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy, and from this analysis develops global investment themes. These themes target the segments of the global economy that he believes are most likely to provide attractive long-term investment returns, and which also represent an asymmetric investment opportunity in the investor’s favor.

The ideal company exhibits many of the following traits:

•	Attractive fundamentals

•	Reasonable valuations

•	Strong company management

Managers International Equity Fund

Portfolio Managers’ Comments (continued)

Portfolio Construction

•	Portfolio manager leverages stock ideas and research from “top-down” themes based on “bottom-up” observations and company analysis

•	Constructs portfolio around about 10 investment themes to diversify opportunity sets and provide risk benefits

•	Portfolio heavily weights large capitalization, multi-managed companies

•	Concentrated in the developed markets

•	May have operations or distribution in the emerging markets.

The Portfolio

•	Portfolio typically holds 70-90 stocks

•	Initial stock weightings are 1.0% - 1.5%

•	Maximum 3%

•	Relatively low turnover in the 30% to 40% annual range

The investment manager may sell a security when it:

•	Exceeds price expectations

•	Underperforms global universe

•	Theme matures

Wellington Management Company, LLP

Jean-Marc Berteaux and Andrew S. Offit’s investment philosophy is built on the beliefs that industry is the dominant competitive factor for companies, that companies can dominate industries on a global basis, and that expectations about companies, specifically earnings, drive stock prices. The focus is to identify industry leaders where their earnings forecasts are ahead of market expectations, and where they’ve identified the key drivers for the earnings.

The initial investable universe for the investment team at Wellington Management Company, LLP (“Wellington Management”) is comprised of companies in the MSCI EAFE Index with market capitalizations greater than U.S. $1 billion. These companies are researched by Wellington Management’s global industry analysts, who perform intensive ongoing fundamental research. Fundamental research consists of comprehensive company meetings, earnings modeling, and valuation analysis. The focus of this research is to update an ongoing assessment of management, current business challenges, and aggregate industry trends. Thorough analysis is done in preparation for and following company contacts to ensure that “the numbers support the story” i.e., that the strategy and challenges outlined by management are coming through in financial results.

The ideal company exhibits many of the following traits:

•	Identified earnings drivers

•	Above consensus earnings growth expectations

•	Multiple expansion potential

•	Reasonable valuation levels

Portfolio Construction

•	The portfolio typically holds 50-80 stocks

•	Cash levels are maintained at less than 10% of assets

•	Maximum of 10% is committed to any single holding

•	Active sector allocations are entirely built from stock selection

•	Country allocation is an implicit result of stock selection

•	Some consideration is given to ensuring country diversification

•	Emerging market exposure maximum of 15%

The portfolio management team may sell an investment when:

•	They see deteriorating earnings drivers or company fundamentals

•	Trend of earnings growth decelerates

•	They see limited upside potential left in the stock price

THE YEAR IN REVIEW

For the year 2007, the Managers International Equity Fund returned 14.86% versus 11.17% for the MSCI EAFE Index. Note that unless otherwise stated, all performance cited in this commentary is in U.S. dollars.

Foreign stock markets, once again, yielded double-digit results despite global capital markets turmoil towards the end of the year. A large portion of the solid return generated in 2007, approximately 66%, was driven by the appreciation of foreign currencies relative to the U.S. dollar. The Eurozone outperformed Asian markets, while emerging markets once again outperformed their developed market counterparts. Volatility in foreign stock markets rose in 2007 and returned to a more normal level after several years of relative calm. Meanwhile, many central banks responded to the global credit crunch by either lowering their short-term rates or injecting additional liquidity into the markets.

With the exception of the Belgian, Irish, and Japanese stock markets, all other countries within the MSCI EAFE Index produced positive returns in U.S. dollars during 2007. In terms of contribution, Germany had the largest impact as it appreciated more than 35%. However, Japan disappointed, once again, returning -4% for the year. From a sector perspective, all sectors exhibited positive returns during the year, with the exception of the financials sector (-1%), which was led down by concerns about global credit markets. The best-performing sector for the year was materials, which was driven higher primarily by positive earnings surprises that were in turn driven by high global commodity prices. From a style perspective, growth stocks significantly outperformed their value counterparts after years of lagging behind. This was primarily driven by the strong performance in more traditional growth sectors such as information technology and the difficulty of more value-oriented sectors such as financials and consumer discretionary.

Within the Fund, strong performance relative to the MSCI EAFE Index was led by solid broad-based stock selection. In fact, all sectors experienced positive stock selection in 2007, with the exception of the consumer sectors. The positioning of the Fund, particularly at the country level, also added value relative to the benchmark during the year. This solid positioning was led by the underweight to the struggling Japanese equity market and the exposure to non-benchmark countries such as Canada along with select emerging markets such as Brazil.

LOOKING FORWARD

The portfolio managers expect moderate growth around the world in 2008, although worries about the potential impact of tighter credit

Managers International Equity Fund

Portfolio Manager’s Comments (continued)

have weakened business confidence. In addition, the portfolio managers expect both Europe and Asia to suffer from declining U.S. imports as the dollar stays weak, and each region is also expected to struggle as a result of lingering global credit distress. As for emerging markets, despite the strong performance over the last couple of years, the majority of the underlying countries and securities continue to sell at reasonable valuations and will, in our opinion, potentially provide an important offset to slowing developed market activity.

From a country perspective, the Portfolio maintains the largest positions in Japan and the United Kingdom, although each of these positions is an underweight relative to the MSCI EAFE Index. Outside the benchmark, the Fund has a 4.1% allocation to Canadian equities and 6.5% of the Portfolio is invested in emerging markets.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is composed of all the publicly traded stocks in developed non-U.S. Markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain, and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 1997, to a $10,000 investment made in the MSCI EAFE for the same time period. The table is not intended to imply any future performance of the Fund. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers International Equity Fund and the MSCI EAFE since December 31, 1997 through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Managers International Equity Fund [2,3,4]	14.86%	21.00%	8.08%	12/31/85
MSCI EAFE Index	11.17%	21.59%	8.66%

Managers International Equity Fund

Portfolio Managers’ Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[4]	Performance based on published NAV as of December 31, 2007.

Managers International Equity Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	Managers International Equity Fund**	MSCI EAFE Index
Financials	24.8%	26.7%
Consumer Discretionary	10.7%	10.9%
Materials	10.6%	9.9%
Consumer Staples	10.0%	8.5%
Industrials	9.1%	12.1%
Energy	8.1%	7.9%
Information Technology	7.1%	5.5%
Health Care	5.0%	6.3%
Telecommunication Services	5.0%	6.2%
Utilities	4.8%	6.0%
Other Equities	0.9%	0.0%
Other Assets and Liabilities	3.9%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Tesco PLC	1.5%
Sanofi -Synthelabo SA	1.5
Nokia Oyj	1.4
Veolia Environment*	1.4
Vodafone Group PLC*	1.1
Vestas Wind Systems A/S	1.1
Xstrata PLC*	1.1
BASF AG	1.1
Hong Kong Exchanges & Clearing, Ltd.	1.1
Siemens AG*	1.1

Top Ten as a Group	12.4%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers International Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers International Equity Fund*	MSCI EAFE Index
United Kingdom	17.7%	22.1%
Japan	13.9%	19.9%
France	10.3%	10.1%
Germany	9.4%	9.4%
Switzerland	7.3%	6.6%
Hong Kong	5.3%	1.9%
Netherlands	4.8%	3.0%
United States	4.5%	0.1%
Canada	4.1%	0.0%
South Korea	2.1%	0.0%
Brazil	2.0%	0.0%
Luxembourg	2.0%	0.6%
China	1.8%	0.0%
Finland	1.7%	1.9%
Spain	1.7%	4.4%
Taiwan	1.2%	0.0%
Denmark	1.2%	0.9%
Belgium	1.1%	1.2%
Italy	1.0%	4.0%
Russia	0.8%	0.0%
South Africa	0.8%	0.0%
Ireland	0.8%	0.6%
Singapore	0.8%	1.1%
Sweden	0.8%	2.3%
Egypt	0.6%	0.0%
India	0.6%	0.0%
Australia	0.5%	6.4%
Turkey	0.3%	0.0%
Greece	0.3%	0.8%
Norway	0.3%	1.0%
Bermuda	0.2%	0.4%
Cayman Islands	0.1%	0.2%
Austria	0.0%	0.5%
New Zealand	0.0%	0.1%
Portugal	0.0%	0.4%
Jersey, Channel Islands	0.0%	0.1%
Supranational & Other	0.0%	0.0%
	100.0%	100.0%

*	As a percentage of total market value of common stocks on December 31, 2007

Managers International Equity Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 95.2%
Consumer Discretionary - 10.7%
Alibaba.com, Ltd. (China)*	205,800	[2]	$729,778
Burberry Group PLC (United Kingdom)	135,771		1,534,544
Carphone Warehouse Group, The (United Kingdom)	358,197		2,437,074
China Resources Enterprises, Ltd. (Hong Kong)	80,000		339,739
Compagnie Generale des Etablissements
Michelin (France)	8,400		960,360
Cyrela Brazil Realty S.A. (Brazil)	22,100		300,461
DaimlerChrylser Ag (Germany)	32,062		3,107,451
Daiwa House Industry Co., Ltd. (Japan)	69,000		881,556
Focus Media Holding, Ltd. (Cayman Islands)*	3,200	[2]	181,792
Hyundai Mobis (South Korea)	7,700		711,497
KarstadtQuelle AG (Germany)*	112,783	[2]	2,696,411
Kinross Gold Corp. (Canada)*	32,700	[2]	601,680
Koninklijke (Royal) Phillips Electronics N.V. (Netherlands)	22,787		976,429
Lagardere (France)	11,700		876,217
LG Electronics, Inc. (South Korea)	10,613		1,121,217
Nissan Motor Co., Ltd. (Japan)	250,500		2,734,081
Pearson PLC (United Kingdom)	71,053		1,028,981
Publicis Groupe (France)	12,323		482,115
Renault SA (France)	17,900		2,538,625
SES Global (Luxembourg)	14,975		395,297
Sharp Corp. (Japan)	92,000		1,641,111
Sony Corp (Japan)	28,300		1,541,865
Suntech Power Holdings Co., Ltd. (China)*	27,700	[2]	2,280,264
Taylor Wimpey PLC (United Kingdom)	124,808		502,664
Wolters Kluwer NV (Netherlands)	34,800		1,144,763
Yamada Denki Co., Ltd. (Japan)	4,810		542,593
Total Consumer Discretionary			32,288,565
Consumer Staples - 10.0%
Associated British Foods PLC (United Kingdom)	60,000		1,070,298
British American Tobacco PLC (United Kingdom)	30,000		1,172,794
Cadbury Schweppes PLC (United Kingdom)	119,400		1,459,891
Diageo PLC (United Kingdom)	63,612		1,365,448
Groupe Danone (France)	9,900		887,276
Heineken N.V. (Netherlands)	25,346		1,636,915
Interbrew (Belgium)	16,355		1,359,607
Japan Tobacco, Inc. (Japan)	236		1,395,408
Koninklijke Ahold N.V. (Netherlands)*	199,167		2,758,238
L’Oreal SA (France)	9,500		1,360,377
Metro AG (Germany)	11,200		942,850
Nestle SA, Registered (Switzerland)	5,634		2,587,078
Reckitt Benckiser Group PLC (United Kingdom)	40,481		2,352,354
Seven & i Holdings Co., Ltd. (Japan)	43,600		1,266,686
Tesco PLC (United Kingdom)	485,978		4,622,888
Unilever N.V. (Netherlands)	81,262		2,985,630
Unilever PLC (United Kingdom)	12,500		468,811
Uni-President Enterprises Corp. (Taiwan)*	316,860		422,812
Total Consumer Staples			30,115,361
Energy - 8.1%
BP PLC (United Kingdom)	137,900		1,685,173
Canadian Natural Resources, Ltd. (Canada)	19,500		1,434,024
CGG Veritas (France)	930		263,059
China Petroleum and Chemical Corp., Class H (Hong Kong)	766,000		1,135,556
China Shenhua Energy Co., Ltd. (China)	368,500		2,170,751
EnCana Corp. (Canada)	24,168		1,652,910
Eni S.p.A. (Italy)	49,700		1,813,871
LUKOIL Holdings, ADR (Russia)	6,100	[2]	515,450
Gazprom ADR (Russia)	34,300		1,938,186
Petro-Canada (Canada)	1,200		64,745
Petroleo Brasileiro S.A. (Brazil)	11,600	[2]	1,116,152
Petroleo Brasileiro S.A., Sponsored ADR (Brazil)	18,400	[2]	2,120,416
Petroplus Holdings AG (Switzerland)*	10,482		814,762
Repsol YPF, S.A. (Spain)	9,300		331,761
Royal Dutch Shell PLC, Class A (United Kingdom)	73,200		3,085,860
SeaDrill Ltd. (Bermuda)*	29,800		727,184
StatoilHydro ASA (Norway)	29,150		899,300
Suncor Energy, Inc. (Canada)	5,700		623,220
TOTAL S.A. (France)	24,852		2,057,757
Total Energy			24,450,137
Financials - 24.8%
Allianz AG (Germany)	12,900		2,779,172
Aviva PLC (United Kingdom)	97,743		1,302,666
Banco do Brasil (Brazil)	14,500		247,640
Bank of East Asia, Ltd. (Hong Kong)	98,200		665,386
Barclays PLC (United Kingdom)	165,000		1,666,388
BNP Paribas SA (France)	25,440		2,760,242
Bolsa de Mercadorias & Futuros S.A. (Brazil)	59,800		839,888

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 24.8% (continued)
CapitaLand Ltd. (Singapore)	263,000		$1,131,532
Cathay Financial Holding Co., Ltd. (Taiwan)	190,000		392,586
China Overseas Land & Investment Ltd. (Hong Kong)	1,057,000		2,164,721
Chinatrust Financial Holding, Co. (Taiwan)*	484,000		341,496
Credit Agricole SA (France)	53,575		1,807,423
Credit Suisse Group (Switzerland)*	32,400		1,950,336
Daiwa Securities Group, Inc. (Japan)	80,000		718,212
DBS Group Holdings, Ltd. (Singapore)	92,000		1,305,754
Deutsche Bank AG (Germany)	15,800		2,063,087
Deutsche Boerse AG (Germany)	13,272		2,619,421
Deutsche Postbank AG (Germany)	7,900		704,833
Fondiaria-SAI SpA (Italy)	19,200		711,445
Fortis (Belgium)	50,000		1,308,937
Hang Lung Group Ltd. (Hong Kong)	51,900		280,440
Hang Lung Properties Ltd. (Hong Kong)	60,000		268,083
HBOS PLC (United Kingdom)	150,950		2,194,971
HDFC Bank Ltd. (India)	28,500		1,231,425
Henderson Land Development Co., Ltd. (Hong Kong)	133,000		1,235,189
Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	115,000		3,223,886
ING Groep NV (Netherlands)	67,217		2,619,139
Invesco Ltd. (United States)	91,763		2,879,507
Julias Baer Holding, Ltd. (Switzerland)	22,259		1,840,253
KK DaVinci Advisors (Japan)*	114		98,764
Kookmin Bank (South Korea)	19,974		1,472,364
Leopalace21 Corp. (Japan)	2,800		75,230
Man Group PLC (United Kingdom)	259,159		2,941,910
Mitsubishi Estate Co., Ltd. (Japan)	54,000		1,286,547
Mitsubishi Tokyo Financial Group, Inc. (Japan)	221,900		2,092,501
Mitsui Fudosan Co., Ltd. (Japan)	56,000		1,207,721
Muenchener Rueckversicherungs AG (Germany)	9,600		1,863,143
National Bank of Greece S.A. (Greece)	11,737		804,866
Nomura Holdings, Inc. (Japan)	61,100		1,023,722
ORIX Corp. (Japan)	11,920		2,004,792
Prudential Corp. PLC (United Kingdom)	95,903		1,350,392
Royal Bank of Scotland Group PLC (United Kingdom)	284,147		2,508,869
Schroders PLC (United Kingdom)	64,546		1,656,100
Societe Generale (France)	11,340		1,640,095
Standard Chartered, PLC (United Kingdom)	46,700		1,704,395
Sumitomo Mitsui Financial Group, Inc. (Japan)	265		1,961,074
Sumitomo Realty & Development Co., Ltd. (Japan)	44,000		1,076,067
Sun Hung Kai Properties, Ltd. (Hong Kong)	125,000		2,625,444
T&D Holdings, Inc. (Japan)	16,600		844,631
Unibanco-Uniao de Bancos Brasileiros S.A. (Brazil)	18,900		262,583
Zurich Financial Services AG (Switzerland)	4,410		1,294,276
Total Financials			75,049,544
Health Care - 5.0%
Actelion Ltd. (Switzerland)*	21,017		960,078
AstraZeneca PLC (United Kingdom)	14,900		641,339
CSL Ltd. (Australia)	26,442		837,679
Elan Corp., PLC -Sponsored ADR (Ireland)*	73,000	[2]	1,604,540
GlaxoSmithKline PLC (United Kingdom)	75,200		1,909,823
Novartis AG (Switzerland)*	18,300		1,000,778
Phonak Holding AG (Switzerland)	24,696		2,772,699
Roche Holding AG (Switzerland)*	5,550		959,405
Sanofi -Synthelabo SA (France)	47,967		4,390,920
Total Health Care			15,077,261
Industrials - 9.1%
ABB Ltd. (Switzerland)	93,600		2,695,919
Air France-KLM (France)	15,200		531,218
Alstom (France)	13,019		2,796,392
BAE Systems PLC (United Kingdom)	117,500		1,166,059
China Communications Constuction Co., Ltd. (China)	118,000		305,063
Dai Nippon Printing Co., Ltd. (Japan)	42,000		615,161
Deutsche Lufthansa AG (Germany)	41,400		1,103,579
easyJet PLC (United Kingdom)*	81,229		986,625
FANUC, Ltd. (Japan)	8,900		862,838
Far Eastern Textile Co., Ltd. (Taiwan)	367,920		427,657
Gamesa Corporacion Tecnologica, S.A. (Spain)	21,597		999,306
Hansen Transmissions International N.V. (Belgium)	97,027		556,250
HOCHTIEF AG (Germany)	2,000		268,663
Hutchison Whampoa, Ltd. (Hong Kong)	99,000		1,115,264
Kajima Corp. (Japan)	129,000		418,693
Leighton Holdings Limited (Australia)	15,036	[2]	795,602
Mitsubishi Heavy Inds., Ltd. (Japan)	232,000		985,846
Mitsui O.S.K. Lines, Ltd. (Japan)	67,000		847,034
Nippon Yusen Kabushiki Kaisha (Japan)	79,000		622,361
Ryanair Holdings PLC (Ireland)*	21,900	[2]	863,736

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 9.1% (continued)
Shimizu Corp. (Japan)	99,000		$429,723
Siemens AG (Germany)	19,986		3,177,824
Tostem Inax Holding Corp. (Japan)	32,000		510,559
Vestas Wind Systems A/S (Denmark)*	31,950		3,449,988
Wright Express Corp. (France)	672		181,751
Yamato Transport Co., Ltd. (Japan)	62,000		891,207
Total Industrials			27,604,318
Information Technology - 7.1%
ARM Holdings PLC (United Kingdom)	407,366		1,004,665
ASML Holding N.V. (Netherlands)*	76,713		2,422,127
Au Optronics Corp., Sponsored ADR (Taiwan)	30,352		582,758
Ericsson (LM), Class B (Sweden)	582,000		1,362,217
Fujitsu Ltd. (Japan)	215,000		1,438,237
Hynix Semiconductor, Inc. (South Korea)*	22,900		627,218
Logitech International SA (Switzerland)	82,040		2,996,157
Nintendo Co., Ltd. (Japan)	2,500		1,467,880
Nokia Oyj (Finland)	112,120		4,307,354
Redecard SA (Brazil)	24,500		396,404
Research In Motion, Ltd. (Canada)*	6,400		725,760
Samsung Electronics Co., Ltd. (South Korea)	1,700		1,000,446
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	106,623		1,061,975
Toshiba Corp. (Japan)	173,000		1,276,734
United Microelectronics Corp. (Luxembourg)* (a)	1,197,502		743,649
Total Information Technology			21,413,581
Materials - 10.6%
Air Liquide SA (France)	11,402		1,696,325
Antofagasta PLC (United Kingdom)	22,900		324,656
ArcelorMittal (Luxembourg)	20,709		1,665,309
Barrick Gold Corp. (Canada)	55,486		2,348,858
BASF AG (Germany)	21,900		3,247,602
Buzzi Unicem SpA (Italy)	16,417		453,705
Cia Vale do Rio Doce (Brazil)	9,800		274,204
Compania Vale do Rio Doce—ADR (Brazil)	16,800		548,856
Gold Fields, Ltd. (South Africa)	83,200		1,197,302
Goldcorp, Inc. (Canada)	48,600		1,664,400
Impala Platinum Holdings, Ltd. (South Africa)	28,900	[2]	1,003,243
JFE Holdings, Inc. (Japan)	36,000		1,805,191
Kazakmys PLC (United Kingdom)	27,300		738,620
Lonza Group AG (Switzerland)	4,630		559,957
Mitsubishi Chemical Holdings Corp. (Japan)	160,000		1,220,749
Mitsui Petrochemical (Japan)	70,000		454,429
POSCO (South Korea)	1,470		888,145
Potash Corp. of Saskatchewan (Canada)	14,800		2,130,608
Salzgitter AG (Germany)	3,233		479,401
Stora Enso Oyj (Finland)	60,700		906,122
Svenska Cellulosa AB (SCA) (Sweden)	58,200		1,027,859
Syngenta AG (Switzerland)*	5,860		1,487,035
Taiwan Fertilizer Co., Ltd. (Taiwan)	198,000		480,952
Toray Industries, Inc. (Japan)	101,000		786,103
Xstrata PLC (United Kingdom)	48,514		3,404,274
Yamana Gold, Inc. (Canada)	84,259		1,100,460
Total Materials			31,894,365
Telecommunication Services - 5.0%
Bharti Tele-Ventures Ltd. (India)*	24,200		605,304
China Netcom Group Corp Hong K (Hong Kong)	316,000		941,479
France Telecom SA (France)	46,683		1,674,555
Millicom International Cellular S.A. (Luxembourg)*	22,500	[2]	2,653,650
Nippon Telegraph & Tel Corp. (Japan)	216		1,073,721
Orascom Telecom Holding SAE (Egypt)	21,800		1,805,256
Telefonica SA (Spain)	63,406		2,055,390
Turkcell Iletisim Hizmetleri Sponsored ADR (Turkey)	34,000	[2]	937,380
Vodafone Group PLC (United Kingdom)	924,999		3,472,374
Total Telecommunication Services			15,219,109
Utilities - 4.8%
E.ON AG (Germany)	9,700		2,062,154
Hong Kong & China Gas Co., Ltd. (Hong Kong)	579,700		1,765,840
Iberdrola Renovables SAU (Spain)	201,636		1,665,634
National Grid PLC (United Kingdom)	78,561		1,302,912
RWE AG (Germany)	7,780		1,090,838
Tokyo Electric Power Co., Inc., The (Japan)	78,800		2,039,837
Tokyo Gas Co, Ltd. (Japan)	104,000		485,818
Veolia Environment (France)	44,886		4,088,609
Total Utilities			14,501,642
Total Common Stocks (cost $ 224,254,028)			287,613,883
Other Equities - 0.6%
Hirco PLC (South Africa)*	40,800		306,999
StreetTRACKS Gold Trust. (United States)	18,300	[2]	1,509,018
Total Other Equities (cost $ 1,645,811)			1,816,017

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Preferred Stock - 0.1%
Samsung Electronics Co., Ltd (South Korea) (cost $449,809)	900	$408,330
Warrants - 0.2%
ASUSTeK Computer, Inc. 01/19/17 (Luxembourg)	151,300	454,506
China Overseas Land & Investment Ltd. 08/27/08 (Hong Kong)	89,250	48,760
Total Warrants (cost $465,232)		503,266
Other Investment Companies - 7.7%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]	15,154,709	15,154,709
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	7,924,344	7,924,344
Total Other Investment Companies (cost $23,079,053)		23,079,053
Total Investments - 103.8% (cost $249,893,933)		313,420,549
Other Assets, less Liabilities - (3.8)%		(11,395,278)
Net Assets - 100.0%		$302,025,271

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments

The Managers Emerging Markets Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America, and the Middle East. The Fund may invest in companies of any size. The MSCI Emerging Markets (“MSCI EM”) Index is the benchmark for the Fund.

The Fund currently employs a subadvisor, Rexiter Capital Management Limited (“Rexiter”) to manage the assets of the Fund. The investment team at Rexiter believes emerging markets are less efficient than developed markets, and an actively managed portfolio, with respect to both country weightings and stock selection, can add value over a market capitalization-weighted index without materially affecting risk. Rexiter’s approach is active in terms of both asset allocation and stock selection. Investment decisions are based on fundamental analysis of countries and stocks. Portfolio management is controlled by a disciplined process that seeks to add to returns through the exploitation of market inefficiency, while constraining risk.

Rexiter’s investment strategy is to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure, and by investing in companies within targeted country and industry ranges that demonstrate strong and, most importantly, profitable earnings growth.

The ideal investment exhibits many of the following traits:

•	Ability to generate and maintain strong earnings growth

•	Quality management

•	Strong finances

•	Established market positions across a diverse range of companies and industries

Portfolio Construction

•	Use a liquidity-tiered fixed-weight benchmark to determine a neutral position for country allocation

•	Employ active country allocations away from this neutral position based upon fundamental analysis of macroeconomic variables and equity market valuations

•	Screen companies based on capitalizations and liquidity parameters to analyze roughly 300 companies in detail by:

•	Studying published accounts and accounting policies for the underlying development of earnings

•	Performing a “DuPont Analysis” of return on equity

•	Analyzing the return of invested capital and the economic value added

•	Analyzing the cash flow, capital spending and capital requirements of each company

The investment team will make a sell decision when:

•	The current stock price is not supported by its expectations regarding the company’s future growth potential

•	The political, economic, or financial health of the country changes

THE YEAR IN REVIEW

The Fund rose 29.55% in 2007, compared with a gain of 39.78% for its benchmark, the MSCI EM Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. dollars.)

Emerging markets continued to steamroll forward during 2007, marking the fifth consecutive year the asset class posted returns greater than 25%. Strong performance was widespread among the various markets, with the tiny market of Argentina the only one not to generate positive returns during the calendar year. Among those markets in positive territory during the year, only Taiwan failed to generate double-digit returns, but certainly did not fall short by much, returning over 9%. Brazil, Turkey, India, and China were among the strongest performers for the year, all posting returns in excess of 50%. Of particular note was how emerging markets performed during the second half of the calendar year. As U.S. markets began to reflect increasing concerns over factors such as the fallout from subprime lending, inflation worries, and a possible U.S. recession, emerging markets seemed unaffected. Historically, because of their ties to the U.S. and other developed markets via exports, emerging market performance displayed a fairly strong correlation to the economic outlook in the U.S. Over recent years, countries like China, India, Russia, and Brazil have benefitted from strong capital inflows and strong demand for commodities. The countries have put the capital to good use in the form of paying down debt and turning current account deficits into surpluses. Along with these capital inflows, many of these emerging markets have developed burgeoning domestic economies that are less reliant on global growth than they have been historically. For example, while China may be perceived to be supported by exports to the U.S., in fact only 20% of China’s exports are to the U.S. Rather, investment spending dedicated toward developing infrastructure in China has been a strong driver for that market. Similarly, markets like Brazil and Russia have seen strong performance driven by commodities demand from other emerging market countries like China and India. Given that global markets seem to have begun to discount a slowdown (or even recession) in the U.S. and lower growth in other developed markets, this resilience demonstrates that emerging markets have been able to decouple from their developed counterparts, at least to some extent.

While the Fund participated in the rally during 2007, it was not able to keep pace with the performance of the benchmark. Brazil was the biggest disappointment in terms of relative performance during the year. The largest stock in the market, Petrobras, enjoyed a return of 53% in the fourth quarter alone and more than 120% for the calendar year. The Fund’s underweight position in this stock was one of the primary causes of underperformance during the period. The Fund’s manager, Rexiter, has avoided the stock due to concerns over valuations as well as the belief that other stocks in the market were more attractive on a fundamental basis. Throughout 2007, emerging markets saw strong capital inflows from investors either seeking exposure to economic growth as the rest of the world slowed, or from those simply chasing the strong performance of the asset class. These flows tend to be more short-term, and therefore may target the larger, more liquid stocks. Petrobras, along with large names in Russia and India, saw its stock performance benefit from these flows, regardless of the underlying fundamental

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

strength of the company. The analysts at Rexiter prefer to take a longer term view. While there is nothing in their investment process that precludes them from owning the largest stocks in these markets, the fundamental attractiveness of the mid-cap, domestically-oriented names drove their positioning during the year. The Fund performed very well in terms of absolute performance during the calendar year, though results did not keep pace with the benchmark. We are confident that, over the long term, Rexiter’s focus on top-down country analysis, combined with identifying fundamentally attractive companies, should translate into strong performance for the Fund.

LOOKING FORWARD

Global markets appear to remain very nervous, with sentiment swinging from positive to negative on a daily basis. During the first trading sessions of 2008, volatility, as indicated by the VIX (Chicago Board Option Exchange Volatility Index), has returned with much ferocity to the same levels registered during the market correction in the third quarter of 2007. The policy action from the Federal Reserve and other central banks has helped calm the situation, but markets are expecting, and we believe have already priced in, a certain degree of further action. All in all, the fear that rising commodity prices may limit the degree of easing by overseas central banks, along with weak real economy data (ISM survey, non-farm payrolls) suggesting that credit market tension is now spreading to the U.S. real economy, led to a very poor start to 2008. Fortunately, this volatility and increased investor concerns are occurring against a backdrop of global economic growth, solid corporate balance sheets, and a U.S. monetary and fiscal policy that would seem to have a good degree of flexibility.

On an asset allocation basis, the Fund’s positioning is geared toward domestic plays in countries where domestic leverage is low, where the country is a net commodity exporter, and where the currency is structurally undervalued, e.g., Russia and Malaysia. The Portfolio is currently overweight in Russia, India, and Malaysia. The main sources of funding are China, Mexico, Korea, and Tai-wan. At the stock level, the portfolio is overweight in capital goods and materials, and well placed in almost all those sectors that are primarily exposed to domestic demand. This incorporates sectors as diverse as banks, consumer durables, and telecommunications. Rexiter firmly believes that the macro-economic drivers for emerging markets — namely lower and/or falling inflation, high commodity prices, and strong economic growth — continue to look favorable. While they would hesitate to predict the type of performance we have seen from emerging markets in recent years, they do remain optimistic about the overall prospects for the asset class.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Emerging Markets Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EM Index is a free fl oat-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The MSCI EM Index consists of emerging markets country indexes, including Argentina, Brazil, Chile, Czech Republic, India, Israel, Malaysia, Mexico, the Philippines, Poland, and Thailand. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in Managers Emerging Markets Equity Fund on February 9, 1998, to a $10,000 investment made in the MSCI EM for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Manager Emerging Markets Equity Fund and the MSCI EM since inception through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Years	Since Inception*	Inception Date
Managers Emerging Markets Equity Fund 2,3.4	29.55%	35.09%	16.27%	2/9/98
MSCI EM Index	39.78%	37.46%	14.87%

*	Commencement of operations was February 9, 1998.

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest. com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]	Performance based on published NAV as of December 31, 2007.

Managers Emerging Markets Equity Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Emerging Markets Equity Fund**	MSCI EM Index
Financials	22.3%	21.7%
Materials	15.7%	14.7%
Energy	14.2%	18.0%
Industrials	12.8%	9.7%
Information Technology	10.5%	10.1%
Telecommunication Services	10.4%	11.6%
Consumer Discretionary	6.2%	4.9%
Utilities	3.9%	3.5%
Consumer Staples	3.6%	4.2%
Preferred Stock	1.6%	0.0%
Health Care	0.4%	1.6%
Other Assets and Liabilities	-1.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
OAO Gazaprom ADR	4.0%
Tata Steel Ltd.	2.1
Compania Vale do Rio Doce - ADR	1.9
Mechel - ADR	1.9
Bharti Tele-Ventures Ltd.	1.9
Hyundai Development Co.	1.9
Unitech Ltd.	1.9
Mobile Telesystems, Sponsored ADR*	1.8
China Mobile Ltd.*	1.8
Sasol Ltd.	1.7

Top Ten as a Group	20.9%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Emerging Markets Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index
Russia	16.3%	8.9%
Brazil	13.0%	13.4%
South Korea	12.9%	14.3%
India	11.0%	8.2%
Taiwan	9.8%	10.0%
China	6.1%	9.2%
South Africa	4.8%	6.7%
Malaysia	4.8%	2.4%
Mexico	4.0%	4.5%
Thailand	2.6%	1.3%
Israel	2.2%	2.0%
Indonesia	1.9%	1.6%
Hong Kong	1.8%	5.2%
United Kingdom	1.7%	0.0%
Czech Republic	1.7%	0.6%
Turkey	1.6%	1.7%
Hungary	1.5%	0.8%
Bermuda	1.3%	0.7%
Luxembourg	1.2%	0.3%
Panama	0.5%	0.0%
Philippines	0.5%	0.5%
Egypt	0.0%	0.8%
Cayman Islands	0.0%	0.9%
Argentina	0.0%	0.2%
Chile	0.0%	1.2%
Colombia	0.0%	0.3%
Jordan	0.0%	0.1%
Morocco	0.0%	0.3%
Pakistan	0.0%	0.2%
Peru	0.0%	0.2%
Poland	0.0%	1.7%
United States	-1.2%	1.8%
Supranational & Other	0.0%	0.0%
	100.0%	100.0%

*	As a percentage of total market value of common stocks on December 31, 2007

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 100.0%
Consumer Discretionary - 6.2%
Consorcio ARA, S.A. de C.V. (Mexico)	1,672,600		$1,869,632
Lojas Renner S.A. (Brazil)	59,000		1,193,258
Net Servicos de Comunicacao SA (Brazil)*	219,600		2,677,146
Resorts World Berhad (Malaysia)	2,921,600		3,404,937
Zee Entertainment Enterprises Ltd. (India)	394,057		3,236,942
Total Consumer Discretionary			12,381,915
Consumer Staples - 3.6%
IOI Corp., Berhad (Malaysia)*	1,233,735		2,870,618
Natura Cosmeticos SA (Brazil)	61,700		589,270
OJSC Cherkizovo Group (Russia) (a)*	42,118		606,499
Shinsegae Co., Ltd. (South Korea)	4,000		3,082,394
Total Consumer Staples			7,148,781
Energy - 14.2%
OAO GAZAPROM - ADR (Russia)	139,250		7,868,582
OAO Rosneft Oil Co. GDR (Russia) (a)*	238,460		2,281,585
PetroChina Co., Ltd. (China)	1,570,000		2,765,308
Petroleo Brasileiro S.A., Sponsored ADR (Brazil)	28,435	[2]	3,276,849
PTT Public Co., Ltd. (Thailand)	270,000		2,983,216
Sasol Ltd. (South Africa)	70,000		3,468,745
Tenaris S.A. (Luxembourg)	53,600	[2]	2,397,528
Yanzhou Coal Mining Co., Ltd. (China)	1,570,000		3,045,083
Total Energy			28,086,896
Financials - 22.3%
Banco Bradesco S.A. (Brazil)	90,000	[2]	2,880,000
Bank Hapoalim, Ltd. (Israel)	494,143		2,463,202
Cathay Financial Holding Co., Ltd. (Taiwan)	998,000		2,062,110
China Life Insurance Co., Ltd. (China)	183,000		935,398
Chinatrust Financial Holding Co., Ltd. (Taiwan)*	3,796,280		2,678,545
Grupo Financiero Banorte S.A. de C.V. (Mexico)	693,576		2,865,990
Haci Omer Sabanci Holding AS (Turkey)*	543,600		2,979,893
Kookmin Bank, Sponsored ADR (South Korea)*	42,248		3,097,623
OAO Open Investments (Russia)*	5,731		1,766,473
OTP Bank NyRt. (Hungary)	57,649		2,907,591
PT Bank Rakyat Indonesia (Indonesia)	2,107,500		1,638,298
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	11,168		3,005,794
Sanlam, Ltd. (South Africa)*	853,213		2,840,673
Savings Bank of the Russian Federation(Sberbank) (Russia)	759,000		3,197,387
Siam Commercial Bank PCL (Thailand)	865,100		2,199,059
Uniao de Bancos Brasileiros SA (Brazil)	21,500	[2]	3,002,260
Unitech Ltd. (India)	300,000		3,676,187
Total Financials			44,196,483
Health Care - 0.4%
Dr. Reddy’s Laboratories Ltd. (ADR) (India)	48,290		888,684
Industrials -12.8%
China Shipping Development Co., Ltd. (China)	1,044,000		2,710,945
Copa Holdings, S.A., Class A (Panama)*	28,200	[2]	1,059,474
Cosco Pacific Limited (Bermuda)	956,000		2,518,115
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (South Korea)*	59,485		3,244,765
Hyundai Development Co. (South Korea)	38,097	[2]	3,682,885
Hyundai Heavy Industries Co., Ltd. (South Korea)	6,751		3,146,643
Larsen & Toubro Ltd. (India)	27,224		2,849,846
Localiza Rent A Car S.A. (Brazil)	116,800		1,239,524
Santos Brasil Participacoes SA (Brazil)	64,962		967,131
Siemens India, Ltd. (India)	61,846		2,933,463
SM Investments Corp. (Philippines)	128,759		1,048,251
Total Industrials			25,401,042
Information Technology - 10.5%
Advanced Semiconductor Engineering, Inc. (Taiwan)	2,526,285		2,516,722
Delta Electronics, Inc. (Taiwan)	577,000		1,953,803
Hon Hai Precision Industry Co., Ltd. (Taiwan)	472,539		2,912,485
LG.Philips LCD Co., Ltd. (South Korea)*	60,000	[2]	3,172,907
Mediatek, Inc. (Taiwan)*	213,150		2,732,125
Samsung Electronics Co., Ltd. (South Korea)	2,004		1,179,350
Samsung Electronics Co., Ltd., GDR, (South Korea) (a)	6,100		1,811,655
Siliconware Precision Industries Co. (Taiwan)	1,351,140		2,373,372
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	989		1,875
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	217,502		2,166,320
Total Information Technology			20,820,614
Materials - 15.7%
Anglo American PLC (United Kingdom)	55,000		3,338,578
Anhui Conch Cement Company Ltd. (China)	316,000		2,716,470
Compania Vale do Rio Doce - ADR (Brazil)	117,900		3,851,793

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 15.7% (continued)
Formosa Chemicals & Fibre Corp. (Taiwan)	679		$1,726
GMK Norilsk Nickel, Sponsored ADR (Russia)	10,200	[2]	2,703,000
Harmony Gold Mining Co., Ltd. (South Africa)	76,995		792,424
Harmony Gold Mining Co., Ltd.-Sponsored ADR (United States)*	94,100	[2]	970,171
Mechel OAO - ADR (Russia)	39,600	[2]	3,846,744
Novolipetsk Steel, Corp. (Russia)	69,812	[2]	2,795,971
Raspadskaya OAO (Russia)	295,130		1,905,655
Sappi Ltd. (South Africa)	166,099		2,364,736
Tata Steel Ltd. (India)	179,580		4,215,515
Uralkaliy OAO (Russia)	42,147		1,569,976
Total Materials			31,072,759
Telecommunication Services - 10.4%
America Movil , S.A.B. de C.V. (Mexico)	51,300	[2]	3,149,307
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	846,933		1,573,771
Bharti Tele-Ventures Ltd. (India)*	147,778		3,696,306
China Mobile Ltd. (Hong Kong)	206,500		3,596,095
Mobile Telesystems, Sponsored ADR (Russia)	36,000		3,664,440
Telekomunikasi Indonesia Tbk P (Indonesia)	2,078,000		2,199,854
Tim Participacoes SA-ADR (Brazil)	75,700	[2]	2,645,715
Total Telecommunication Services			20,525,488
Utilities - 3.9%
Ceske Energeticke Zavody (Czech Republic)	45,000		3,344,860
Companhia Energetica de Minas Gerais (Brazil)	51,320		937,022
Empresa Nacional de Electricidad SA/Chile, ADR (Chile)	979	[2]	36,781
Fifth Power Generation Co. (Russia)	1,039,927		181,278
Tenaga Nasional Berhad (Malaysia)	1,131,050		3,263,047
TGC-5 JSC (Russia)	34,327,337		30,895
Total Utilities			7,793,883
Total Common Stocks (cost $ 139,925,969)			198,316,545
Preferred Stocks - 1.6%
TAM S.A. (Brazil)	110,783		2,654,435
Tata Steel Ltd., 2.000%, 09/01/09 (India)	163,124		413,863
Total Preferred Stocks (cost $ 2,124,428)			3,068,298
Warrants - 0.0%#
China Overseas Land & Investment Ltd. (Hong Kong)	127,000		69,385
Other Investment Company - 12.5%[1,3]
Bank of New York Institutional Cash Reserves Fund, 5.02% (cost $ 24,836,384)	24,836,384		24,836,384
Total Investments - 114.1% (cost $166,886,781)			226,290,612
Other Assets, less Liabilities - (14.1)%			(28,055,718)
Net Assets - 100.0%			$198,234,894

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Portfolio Manager’s Comments

The Managers Global Bond Fund’s (the “Fund”) objective is to achieve income and capital appreciation by investing in high-quality foreign and domestic fixed-income securities.

The Fund currently employs a single subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inefficiencies inherent in bond markets, hence the greatest opportunities to add value should reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. The investment team and analysts at Loomis generally seek fixed income securities of issuers whose credit profiles it believes are improving. The investment team also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities throughout the world, in an effort to find securities that they believe may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis analyzes whether to accept or to hedge the currency risk.

Portfolio managers Kenneth Buntrock and David Rolley and their team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze in detail the financial condition of individual countries and companies, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts, including improving country or company fundamentals that would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection (particularly when prevailing rates are low)

•	Stable or improving fundamentals (for corporate bonds)

Portfolio Management:

•	Seeks to identify attractively valued issues through fundamental research

•	Believes the greatest opportunity to add value is through accurately pricing credit risk

•	Analyzes stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, and Loomis’ expectations regarding general trends in interest rates

•	Employs bottom-up security selection approach

•	Ensures the average portfolio quality is Aa or higher

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

THE YEAR IN REVIEW

Managers Global Bond Fund returned 7.42% during 2007, compared to a return of 9.48% for the Lehman Brothers Global Aggregate Index.

The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index, for the 12-month period ended December 31, 2007. The main driver of this underperformance was the Fund’s overweight allocation in corporate bonds, which sold off in the second half of 2007 as the negative subprime news hit financial markets. The Fund’s currency strategy had a positive impact on relative performance, while the Fund’s duration strategy slightly detracted. Most global government bond markets posted positive returns for the year.

Overall, country allocations contributed positively to performance. The Fund’s overweight positions in Mexico and Singapore and an underweight position in the eurozone added to performance. On the other hand, overweight positions in Malaysia, Norway, and Sweden detracted from performance.

The Fund’s performance also benefited from overweights in the Norwegian krone, Singapore dollar, Icelandic krona, Swedish krona, Uruguay peso, and select Asian positions, as factors such as growth prospects, central bank rate hikes, or already higher yield advantages favored these currencies. Underweight positions in the euro, Polish zloty, and Australian dollar detracted from relative performance.

Throughout the period, the Fund’s manager, Loomis Sayles, maintained an overweight position in corporate bonds. This positioning benefited the Fund during the first half of the year but caused underperformance during the second half, as the subprime melt-down affected credit spreads, and market liquidity caused investors to flee to the safety of Treasuries. The ten-year U.S. Treasury yield fell from a high of 5.32% in June to a low of 3.84% in November. Investment-grade bonds outperformed the high-yield bond market over the past 12 months.

The overall duration strategy had a negative impact on performance. Loomis’ short duration positioning in Japanese yen bond markets was the main driver of underperformance, as yields fell during the year.

LOOKING FORWARD

Loomis believes that small signs of a thaw in the credit crunch emerged at year end. Libor rates have declined significantly from an early December spike above 5.0%, and several major banks have announced measures to increase tier-one capital and bring off-benchmark assets onto the balance sheet. In turn, it appears that the dollar has traded more with economic releases than financial headlines, and has held above its November lows. Loomis’ baseline forecast continues to be for global growth to hold up reasonably well in 2008, driven by strength in Asia ex-Japan, Latin America, and the Mid-East. Loomis still expects a winter U.S. slowdown, with the U.S. consumer on hold, and some echoes of weakness in Japan and Europe. Elsewhere, Loomis expects rising inflation and a trend to higher interest rates to drive currency appreciation in Asia (ex-Japan) and OPEC. Within Europe, Loomis looks for economic activity to weaken enough to shift the policy bias towards ease in coming months. They believe the U.S. Fed will cut rates again at its next meeting. The ECB and Japan are expected to be on hold for now. A cut is expected in the U.K. A retest of dollar lows seems possible in the first quarter of 2008.

Loomis believes that U.S. Treasuries are fully valued after their recent rally. They have trimmed the Fund’s high-quality duration and swapped it for spread duration. In 2008, a gradual improvement

Managers Global Bond Fund

Portfolio Managers’s Comments (continued)

in U.S. economic activity could pose a risk for higher yields by mid-year. In Europe, they see Bond yields as range-bound. The same view holds for Japan, where softer domestic data once more looks to delay any rate hikes. Loomis sees higher U.S. and euro yields by mid-2008. Spreads are expected to widen slightly through the winter, as the U.S. potentially slows down and earnings disappointments pressure corporates. Thereafter, Loomis believes bond markets may see stability in spreads through the remainder of 2008, leading to relative outperformance of corporates relative to Treasuries.

Against this backdrop, Loomis may become more defensive in dollar duration positioning, maintaining broadly neutral duration in euro and short duration in Japan. They will likely maintain the Fund’s currency overweight to non-Japan Asian currencies and the increased exposure to credit spread product.

CUMULATIVE TOTAL RETURN PERFORMANCE

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Global Aggregate Index is a broad-based index comprised of 10,232 global investment-grade fixed-income securities covering the U.S., Europe and Asia. Unlike the Fund, the Lehman Brothers Global Aggregate Index is unmanaged, is not available for investment, and does not incur expenses. This graph compares a hypothetical $10,000 investment made in Global Bond on December 31, 1997, to a $10,000 investment made in the Lehman Brothers Global Aggregate Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Global Bond and the Lehman Brothers Global Aggregate Index from December 31, 1997 through December 31, 2007.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Global Bond [2,3,4,5]	7.42%	7.72%	5.73%	3/25/94
Lehman Brothers Global Aggregate Index	9.48%	6.51%	6.08%

Managers Global Bond Fund

Portfolio Managers’s Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[5]	Performance based on published NAV as of December 31, 2007.

Managers Global Bond Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Global Bond Fund**	Lehman Brothers Global Aggregate Index
Foreign Government	35.0%	49.8%
Corporate	44.5%	16.8%
U.S. Government	14.3%	12.2%
Asset-Backed Securities	1.8%	0.5%
Mortgage Backed Securities	0.0%	20.7%
Preferred Stocks	0.8%	0.0%
Other Assets and Liabilities	3.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Belgium Kingdom, 5.500%, 9/28/17*	4.3%
Bundesrepublik Deutschland, 4.000%, 04/13/12	3.4
Bundesrepublik Deutschland, 3.750%, 01/04/17	3.4
Kreditanstalt fuer Wiederaufbau, 1.850%, 09/20/10*	3.1
Deutschland, Republic of, 3.750%, 07/04/13	3.0
FNMA, 5.500%, 04/01/36*	2.8
Bundesrepublik Deutschland, 3.250%, 04/17/09	2.6
Swedish Government, 4.000%, 12/01/09*	2.5
European Investment Bank, 1.250%, 09/20/12	2.1
U.K. Gilts, 4.750%, 03/04/20*	1.9

Top Ten as a Group	29.1%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Global Bond Fund

Schedule of Portfolio Investments

December 31, 2007

Security Description		Principal Amount		Value
Corporate Bonds - 44.5%
Finance - 23.3%
American Express Co., 6.150%, 08/28/17	USD	185,000		$189,861
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	500,000		343,456
Barclays Financial LLC,
4.060%, 09/16/10 (a)	KRW	220,000,000		237,310
4.460%, 09/23/10 (a)	KRW	110,000,000		113,855
5.220%, 03/23/09 (03/23/08) (a) [5]	KRW	307,770,000		339,022
Bayerische Landesbank, 3.125%, 02/10/09	CHF	485,000		429,668
BNP Paribas, 4.730%, 04/12/16 [6]	EUR	100,000		130,634
BSkyB Finance PLC, 5.750%, 10/20/17	GBP	105,000		200,839
Canara Bank, 6.365%, 11/28/21 [6]	USD	800,000	[2]	705,516
CIT Group, Inc., 5.500%, 12/01/14	GBP	620,000		1,040,220
Citigroup, Inc., 5.000%, 09/15/14	USD	880,000		838,503
Cosan Finance, Ltd., 7.000%, 02/01/17 (a)	USD	100,000		93,750
Depfa ACS Bank, 0.750%, 09/22/08	JPY	150,000,000		1,341,561
Depfa ACS Bank, 1.875%, 05/07/09	CHF	140,000		122,083
Ford Motor Credit Co., 5.700%, 01/15/10	USD	570,000		513,557
General Electric Capital Corp.,
2.250%, 02/09/09	CHF	350,000		306,425
5.250%, 04/15/13 (b)	USD	1,000,000		994,153
Goldman Sachs Group, Inc., 5.004%, 05/23/16 (02/25/08) [5]	EUR	350,000		479,166
Host Hotels & Resorts LP, 6.875%, 11/01/14	USD	400,000		398,000
Host Marriott, L.P., 6.375%, 03/15/15	USD	35,000		34,125
HSBC Bank USA, N.A., 2.951%, 04/18/12 (a) [4]	MYR	3,560,000		949,154
HSBC Bank,
1.790% 9/18/15	JPY	100,000,000		820,472
2.994%, 05/17/12 (a) [4]	MYR	3,000,000		796,492
ICICI Bank, Ltd., 6.375%, 04/30/22 (a) [6]	USD	280,000		253,461
Instituto de Credito Oficial. 8.000%, 09/28/09	JPY	130,000,000	[2]	1,163,355
ISA Capital do Brasil SA, 7.875%, 01/30/12 (a)	USD	100,000		102,000
JPMorgan Chase & Co.,
3.668%, 06/08/12 (a) [4]	MYR	1,935,435		498,110
5.327%, 11/01/12 (a) [4]	KRW	641,200,000		531,291
JPMorgan Chase of London, 8.451%, 10/21/10 (a) [4]	IDR	2,680,548,500		226,145
KfW Bankengruppe, 2.050%, 02/16/26	JPY	120,000,000	[2]	1,061,398
Kinder Morgan Finance Co.,
5.700%, 01/05/16	USD	245,000		221,774
6.400%, 01/05/36	USD	10,000		8,259
Kreditanstalt fuer Wiederaufbau, 1.850%, 09/20/10	JPY	315,000,000		2,893,751
Lloyds TSB Bank PLC, 4.385%, 05/12/17 [6]	EUR	125,000		155,607
Morgan Stanley Co., Series EMTN, 5.375%, 11/14/13	GBP	120,000		228,083

The accompanying notes are on integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Finance - 23.3% (continued)
Muenchener Hypothekenbank eG, 5.000%, 01/16/12 (a)	EUR	685,000		$1,021,716
Network Rail MTN Finance PLC, 4.875%, 03/06/09	GBP	110,000		218,659
Oesterreichische Kontrollbank AG, 1.800%, 03/22/10	JPY	20,000,000		182,843
Qwest Capital Funding, Inc., 6.875%, 07/15/28	USD	15,000		12,675
RBS Capital Trust C, 4.243%, 01/12/16 [6]	EUR	125,000		153,689
SLM Corp, 5.000%, 10/01/13	USD	310,000		271,717
Wells Fargo & Co., 4.625%, 11/02/35	GBP	350,000		592,481
White Mountains Re Group, 6.375%, 03/20/17 (a)	USD	285,000		276,129
Total Finance				21,490,965
Industrial - 19.0%
Ahold Finance USA, Inc., Series EMTN, 6.500%, 03/14/17	GBP	195,000		379,433
Albertson’s, Inc.,
6.625%, 06/01/28	USD	65,000		57,185
7.450%, 08/01/29	USD	295,000		283,920
7.750%, 06/15/26	USD	5,000		4,946
Alltel Corp.,
6.500%, 11/01/13	USD	65,000		52,000
6.800%, 05/01/29	USD	50,000		35,000
7.000%, 07/01/12	USD	95,000		81,938
7.875%, 07/01/32	USD	155,000	[2]	118,575
Axtel S.A.B. de CV, 7.625%, 02/01/17 (a)	USD	210,000		210,000
Bell Aliant Regional Communications, 5.410%, 09/26/16	CAD	320,000		302,566
Bell Canada,
5.000%, 02/15/17	CAD	160,000		133,598
6.100%, 03/16/35	CAD	45,000		37,216
6.550%, 05/01/29 (a)	CAD	10,000		8,754
7.300%, 02/23/32	CAD	25,000		23,763
Bertelsmann AG, 3.625%, 10/06/15	EUR	180,000		229,491
Bite Finance International, 8.448%, 03/15/14 (03/15/08) (a) [5]	EUR	170,000		224,937
Bristol-Myers Squibb Co., 4.625%, 11/15/21	EUR	150,000		193,733
Cardinal Health, Inc., 6.000%, 06/15/17 (a)	USD	295,000		299,662
Cargill, Inc., 5.600%, 09/15/12 (a)	USD	350,000		355,736
Chesapeake Energy Corp.,
6.500%, 8/15/17	USD	115,000		110,975
6.875%, 11/15/20	USD	170,000		163,200
Community Health Systems, Inc., 8.875%, 07/15/15	USD	225,000		229,219
Couche-Tard US LP/Couche-Tard Finance Corp., 7.500%, 12/15/13	USD	160,000		159,600
CSX Corp.,
5.600%, 05/01/17	USD	60,000		57,761
6.000%, 10/01/36	USD	505,000	[2]	458,333
CVS Caremark Corp, 5.750%, 06/01/17	USD	670,000		674,311
DaimlerChrysler N.A. Holdings Corp., 4.875%, 06/15/10	USD	95,000		94,578
Delta Air Lines, Inc., 6.821%, 08/10/22 (a)	USD	370,000		355,200

The accompanying notes are on integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrial - 19.0% (continued)
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	USD	380,000		$382,850
Edcon Proprietary Ltd., 8.198%, 06/15/14 (03/15/08) (a) [5]	EUR	510,000	[2]	622,615
France Telecom, 3.625%, 10/14/15	EUR	210,000		272,703
Georgia-Pacific Corp., 7.125%, 01/15/17 (a)	USD	105,000	[2]	102,112
Hanaro Telecom, Inc., 7.000%, 02/01/12 (a)	USD	50,000		51,000
HCA, Inc.,
6.625% 02/15/16	USD	160,000	[2]	135,200
6.375%, 01/15/15	USD	70,000		59,150
7.690%, 06/15/25	USD	5,000	[2]	4,140
Hilcorp Energy I LP/Hilcorp Finance Co., 7.750%, 11/01/15 (a)	USD	170,000		167,025
Home Depot Inc., The, 5.875%, 12/16/36	USD	205,000		173,000
Hospira, Inc.,
5.550%, 03/30/12	USD	230,000		233,881
6.050%, 03/30/17	USD	65,000		65,312
Host Marriott LP, 6.750%, 06/01/16	USD	140,000		137,900
Koninklijke KPN NV, 4.750%, 01/17/17	EUR	50,000		67,004
Kraft Foods, Inc.,
6.000%, 02/11/13	USD	450,000		462,646
6.875%, 02/01/38	USD	215,000		223,211
L-3 Communications Corp,
5.875%, 01/15/15	USD	125,000		120,625
6.125%, 01/15/14	USD	15,000		14,700
6.125%, 07/15/13	USD	55,000		54,038
Lafarge SA, 4.750%, 03/23/20	EUR	215,000		270,805
LPG International, Inc., 7.250%, 12/20/15	USD	120,000		118,800
Lucent Technologies, Inc., 6.450%, 03/15/29	USD	595,000		491,619
Motorola Inc., 6.625%, 11/15/37	USD	240,000		232,199
News America Inc., 6.150%, 03/01/37	USD	420,000	[2]	405,715
NGPL Pipeco LLC, Series 144A, 6.514%, 12/15/12 (a)	USD	365,000		370,593
Owens & Minor, Inc., 6.350%, 04/15/16	USD	530,000		540,867
Pemex Project Funding Master Trust, 6.625%, 04/04/10	EUR	390,000		583,371
Petrobras International Finance Co., 5.875%, 03/01/18	USD	140,000		139,230
PPR, 4.000%, 01/29/13	EUR	210,000		283,766
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	USD	40,000		33,800
7.250%, 02/15/11	USD	75,000	[2]	73,875
7.750%, 02/15/31	USD	65,000	[2]	58,500
Qwest Corp.,
6.500%, 06/01/17	USD	46,000		44,045
6.875%, 09/15/33	USD	75,000	[2]	69,188
7.250%, 09/15/25	USD	83,000		78,020
7.250%, 10/15/35	USD	158,000		148,125

The accompanying notes are on integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrial - 19.0% (continued)
R.H. Donnelley Corp., Series A-2, 6.875%, 01/15/13	USD	250,000		$223,750
R.H. Donnelley Corp, 6.875%, 01/15/13	USD	55,000	[2]	49,225
Reynolds American, Inc., 6.750%, 06/15/17	USD	355,000		361,576
Sappi Paper Holding AG, 7.500%, 06/15/32 (a)	USD	370,000		322,898
Shaw Communications, 5.700%, 03/02/17	CAD	315,000		300,864
SK Telecom Co. Ltd., 6.625%, 07/20/27 (a)	USD	725,000		767,916
Sprint Nextel Corp., 6.000%, 12/01/16	USD	404,000		386,948
Stena AB, 7.000%, 12/01/16	USD	90,000		86,512
Telecom Italia Capital S.p.A.,
4.950%, 09/30/14	USD	290,000		279,294
6.000%, 09/30/34	USD	145,000	[2]	140,999
6.375%, 11/15/33	USD	125,000		125,192
Time Warner, Inc.,
6.625%, 05/15/29	USD	310,000		305,202
6.950%, 01/15/28	USD	85,000		86,737
Union Pacific Corp.,
5.375%, 06/01/33	USD	86,000		75,357
5.450%, 01/31/13	USD	180,000		181,570
5.650%, 05/01/17	USD	297,000		293,169
Vale Overseas Ltd., 6.875%, 11/01/36	USD	405,000		409,702
Wendel Investissement,
4.375%, 08/09/17	EUR	200,000		254,747
4.875%, 05/26/16	EUR	200,000		270,957
Total Industrial				17,549,875
Utility - 2.2%
Erac USA Finance Co., 6.375%, 10/15/17 (a)	USD	220,000		212,545
Majapahit Holding BV, 7.250%, 06/28/17 (a)	USD	200,000		191,500
NiSource Finance Corp., 6.400%, 03/15/18	USD	365,000		364,179
Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15 (a)	USD	155,000	[2]	153,450
Transport De Gas Del Sur, 7.875%, 05/14/17 (a)	USD	540,000	[2]	468,450
TXU Corp., 6.500%, 11/15/24	USD	410,000		299,058
Veolia Environnement,
4.000%, 02/12/16	EUR	60,000		78,562
5.125%, 05/24/22	EUR	200,000		259,858
Total Utility				2,027,602
Total Corporate Bonds (cost $40,222,599)				41,068,442
Foreign Government Obligations - 35.0%
Argentina, Republic of, 2.000%, 09/30/14 [6]	ARS	640,000		195,048
Belgium Kingdom, 5.500%, 9/28/17	EUR	2,520,000		3,983,852

The accompanying notes are on integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Foreign Government Obligations - 35.0% (continued)
Bundesrepublik Deutschland,
3.250%, 04/17/09	EUR	1,660,000		$2,401,028
3.750%, 01/04/17	EUR	2,214,000		3,108,676
4.000%, 04/13/12	EUR	2,150,000		3,125,919
6.500%, 07/04/27	EUR	615,000		1,113,067
Canadian Government, 4.250%, 09/01/09	CAD	125,000	[2]	127,556
Colombia, Republic of,
7.375%, 01/27/17	USD	100,000	[2]	109,750
9.850%, 06/28/27	COP	245,000,000		121,015
11.750%, 03/01/10	COP	136,000,000		69,873
12.000% 10/22/15	COP	422,000,000		233,253
Deutschland, Republic of, 3.750%, 07/04/13	EUR	1,935,000		2,772,537
Development Bank of Japan,
1.400%, 06/20/12	JPY	158,000,000		1,438,504
1.750%, 06/21/10	JPY	171,000,000	[2]	1,565,244
European Investment Bank, 1.250%, 09/20/12	JPY	210,000,000	[2]	1,899,373
International Bank for Reconstruction & Development, 2.000%, 02/18/08	JPY	58,000,000		519,759
Irish Government, 4.600%, 04/18/16	EUR	590,000		876,584
Netherlands Government SA, 5.500%, 01/15/28	EUR	190,000		308,129
Republica Orient Uruguay, 4.250%, 04/05/27	UYU	17,730,000		885,182
Singapore Government,
3.625%, 07/01/11	SGD	1,500,000		1,097,647
4.625%, 07/01/10	SGD	1,860,000		1,378,568
South Africa, Republic of, 4.500%, 04/05/16	EUR	385,000		522,193
Swedish Government, 4.000%, 12/01/09	SEK	14,715,000	[2]	2,271,254
U.K. Gilts, 4.750%, 03/04/20	GBP	875,000		1,779,628
U.K. Treasury 5.000%, 03/07/25	GBP	165,000		348,630
Total Foreign Government Obligations (cost $30,228,705)				32,252,269
U.S. Government and Agency Obligations - 14.3%
Federal Home Loan Mortgage Corporation - 2.3%
FHLMC Gold Pool, 4.000%, 02/01/20	USD	53,999		51,841
FHLMC Gold Pool, 4.500%, 04/01/35	USD	255,124		241,621
FHLMC Gold Pool, 5.000%, 07/01/35	USD	1,050,442		1,025,581
FHLMC Gold Pool, 5.500%, 12/01/15	USD	665,237		674,395
FHLMC Gold Pool, 6.000%, 05/01/18 to 10/01/20	USD	61,082		62,500
FHLMC Gold Pool, 6.500%, 08/01/35 to 10/01/20	USD	58,419		60,123
Total Federal Home Loan Mortgage Corporation				2,116,061
Federal National Mortgage Association - 9.4%
FNMA, 1.750%, 03/26/08	JPY	140,000,000		1,255,531
FNMA, 2.290%, 02/19/09	SGD	400,000		276,586
FNMA, 4.500%, 05/01/20 to 09/01/35	USD	335,110		331,096
FNMA, 5.000%, 03/01/20 to 03/01/37	USD	1,743,179		1,710,173
FNMA, 5.500%, 11/01/16 to 04/01/36	USD	2,576,855		2,575,554

The accompanying notes are on integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Federal National Mortgage Association - 9.4% (continued)
FNMA, 6.000%, 06/01/17 to 08/01/37	$2,254,870		$2,297,428
FNMA Gold Pool, 6.000%, 10/01/20 to 04/01/35	191,810		195,374
Total Federal National Mortgage Association			8,641,742
Government National Mortgage Association - 1.7%
GNMA, 5.500%, 11/20/34 to 02/20/36	104,920		105,145
GNMA, 6.000%, 10/20/35 to 07/20/37	982,967		1,003,702
GNMA, 6.500%, 09/20/36	425,892		439,815
Total Government National Mortgage Association			1,548,662
U.S. Government - 0.9%
USTN, 5.000%, 07/31/08	850,000	[2]	857,437
Total U.S. Government and Agency Obligations (cost $ 12,826,301)			13,163,902
Asset-Backed Securities - 1.8%
Daimler Chrysler Auto Trust, Series 2004-B, Class A4, 3.710%, 10/08/09	18,520		18,495
DaimlerChrysler Auto Trust, Class A4, Series 2005-A, 3.740%, 02/08/10	247,586		246,596
Honda Auto Receivables Owner Trust, 4.930%, 03/18/11	100,000		100,570
Honda Auto Receivables Owner Trust, Class A4, Series 2005-1, 3.820%, 05/21/10	284,631		283,004
MBNA Credit Card Master Note Trust, 4.300%, 02/15/11	410,000		409,482
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	385,000		385,654
Merrill Lynch/Countrywide Mortgage Trust, 5.439%, 2/12/39 [6]	235,000		237,068
Total Asset-Backed Securities (cost $ 1,682,714)			1,680,869

	Shares
Preferred Stocks - 0.8%
FHLMC, 8.375%, 12/31/12	15,425		403,364
FNMA, 8.250%, 12/31/10	12,000		309,000
Total Preferred Stocks (cost $ 695,353)			712,364
Other Investment Companies - 13.7%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]	12,370,639		12,370,639
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	214,100		214,100
Total Other Investment Companies (cost $ 12,584,739)			12,584,739
Total Investments - 110.1% (cost $ 98,240,411)			101,462,585
Other Assets, less Liabilities - (10.1)%			(9,338,233)
Net Assets - 100.0%			$92,124,352

The accompanying notes are on integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2007, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Value	$62,317,053	$12,280,769	$(6,733,174)	$5,547,595
Managers AMG Essex Large Cap Growth	57,950,191	8,034,846	(2,569,067)	5,465,779
Small Company	31,001,120	5,923,562	(2,138,281)	3,785,281
International Equity	251,344,626	71,160,020	(9,084,097)	62,075,923
Emerging Markets Equity	166,958,560	62,494,418	(3,162,366)	59,332,052
Global Bond	98,259,656	3,904,337	(701,408)	3,202,929

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
International Equity	$743,649	0.2%
Emerging Markets Equity	4,699,739	2.4%
Global Bond	10,666,284	11.6%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Yield shown for an investment company represents the December 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2007, amounting to:

Fund	Market Value	% of Net Assets
Value	$4,437,945	7.1%
Managers AMG Essex Large Cap Growth	10,711,158	20.6%
Small Company	4,979,042	17.0%
International Equity	14,657,646	4.9%
Emerging Markets Equity	24,011,407	12.1%
Global Bond	11,787,332	12.8%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2007.
[5]	Floating Rate Security. The rate listed is as of December 31, 2007. Date in parenthesis represents the security’s next coupon rate reset.
[6]	Variable Rate Security. The rate listed is as of December 31, 2007 and is periodically reset subject to terms and conditions set forth in the debenture.
#	Rounds to less than 0.1%.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
USTN:	United States Treasury Note

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

ARS:	Argentine Peso
CAD:	Canadian Dollar
CHF:	Swiss Franc
COP:	Columbian Peso
EUR:	Euro
GBP:	British Pound
IDR:	Indonesian Rupiah
JPY:	Japanese Yen
KRW:	South Korean Won
MYR:	Malaysian Ringgit
SEK:	Swedish Krona
SGD:	Singapore Dollar
UYU:	Uruguay Peso

Statements of Assets and Liabilities

December 31, 2007

	Managers Value Fund	Managers AMG Essex Large Cap Growth Fund	Managers Small Company Fund
Assets:
Investments at value (including securities on loan valued at $4,437,945, $10,711,158, $4,979,042, $14,657,646, $24,011,407 and $11,787,332, respectively)*	$67,864,648	$63,415,970	$34,786,401
Cash	—	228	—
Foreign currency**	—	—	—
Receivable for investments sold	—	—	20,681
Receivable for Fund shares sold	76,516	304,404	57,130
Receivable from affiliate	—	—	—
Unrealized gains on forward foreign currency contracts	—	—	—
Dividends, interest and other receivables	91,405	40,429	20,734
Prepaid expenses	10,652	6,618	8,039

Total assets	68,043,221	63,767,649	34,892,985

Liabilities:
Payable to affiliate	12,255	9,755	—
Payable to Custodian	—	—	20,614
Payable for Fund shares repurchased	171,644	453,686	21,852
Payable upon return of securities loaned	4,590,061	11,070,206	5,181,713
Payable for investments purchased	381,885	255,076	249,457
Unrealized losses on forward foreign currency contracts	—	—	—
Accrued expenses:
Investment advisory and management fees	41,019	35,696	20,604
Administrative fees	13,673	11,155	6,220
Other	53,186	55,752	43,077
Total liabilities	5,263,723	11,891,326	5,543,537

Net Assets	$62,779,498	$51,876,323	$29,349,448

Shares outstanding	2,876,181	1,554,384	2,687,163

Net asset value, offering and redemption price per share	$21.83	$33.37	$10.92

Net Assets Represent:
Paid-in capital	$57,618,964	$179,471,868	$25,238,023
Undistributed net investment income (loss)	—	—	9,154
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	(982,604)	(133,277,185)	174,654
Net unrealized appreciation of investments, futures and foreign currency contracts and translations	6,143,138	5,681,640	3,927,617

Net Assets	$62,779,498	$51,876,323	$29,349,448

* Investments at cost	$61,721,510	$57,734,330	$30,858,784
** Foreign currency at cost	—	—	—

The accompanying notes are on integral part of these financial statements.

Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
$313,420,549	$226,290,612	$101,462,585
940,239	—	62,478
1,758,737	1,433,809	1,791,699
701,467	4,932,108	—
2,159,231	541,001	61,046
84,276	—	96,527
3,756	—	—
350,998	189,218	1,296,532
9,975	8,888	13,213

319,429,228	233,395,636	104,784,080

—	43,785	—
—	7,822,148	—
162,849	1,514,224	38,162
15,154,709	24,836,384	12,370,639
1,421,171	237,199	—
11,749	—	—
230,946	201,016	46,903
64,152	43,699	15,634
358,381	462,287	188,390

17,403,957	35,160,742	12,659,728

$302,025,271	$198,234,894	$92,124,352

3,915,793	7,395,920	4,323,191

$77.13	$26.80	$21.31

$270,412,571	$124,688,920	$88,375,492
(1,923,650)	50,868	453,025
(29,945,571)	14,242,296	43,598
63,481,921	59,252,810	3,252,237

$302,025,271	$198,234,894	$92,124,352

$249,893,933	$166,886,781	$98,240,411
$1,754,607	$1,433,124	$1,786,636

The accompanying notes are on integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2007

	Managers Value Fund	Managers AMG Essex Large Cap Growth Fund	Managers Small Company Fund
Investment Income:
Dividend income	$1,532,016	$459,688	$570,906
Interest income	—	—	—
Foreign withholding tax	(10,616)	(2,337)	(1,083)
Securities lending fees	7,825	25,562	13,890

Total investment income	1,529,225	482,913	583,713

Expenses:
Investment management fees	574,339	502,663	337,783
Administrative fees	191,447	157,082	93,828
Transfer agent	55,525	60,399	33,186
Professional fees	40,696	38,821	28,865
Custodian	20,272	13,545	32,673
Registration fees	20,037	23,344	18,689
Reports to shareholders	6,905	7,833	2,804
Trustees fees and expenses	3,772	3,272	2,110
Miscellaneous	4,326	1,759	2,437

Total expenses before offsets	917,319	808,718	552,375

Expense (reimbursement) recoupment	(5,126)	3,141	(7,678)
Expense reductions	(21,161)	(33,604)	(32,426)

Net expenses	891,032	778,255	512,271

Net investment income (loss)	638,193	(295,342)	71,442

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	7,066,106	12,081,136	5,644,580
Net realized gain on futures contracts	—	—	—
Net realized gain (loss) on foreign currency contracts and transactions	—	—	—
Net unrealized appreciation (depreciation) of investments	(12,723,883)	(3,092,212)	(2,093,069)
Net unrealized depreciation of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts and translations	—	—	—

Net realized and unrealized gain (loss)	(5,657,777)	8,988,924	3,551,511

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,019,584)	$8,693,582	$3,622,953

The accompanying notes are on integral part of these financial statements.

Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
$5,697,787	$3,853,221	$133,145
—	—	4,318,216
(393,976)	(348,669)	—
87,943	76,460	40,575

5,391,754	3,581,012	4,491,936

2,340,304	2,159,274	708,805
650,084	469,407	202,516
703,282	442,220	152,105
95,787	73,407	46,818
332,423	390,983	122,594
22,400	25,009	18,893
19,332	19,174	9,973
14,417	10,486	6,085
23,108	30,885	3,147

4,201,137	3,620,845	1,270,936

(348,741)	(281,271)	36,972
(9,677)	(2,882)	(102,638)

3,842,719	3,336,692	1,205,270

1,549,035	244,320	3,286,666

35,576,927	43,014,454	2,757,908
146,829	—	—
(36,565)	(193,452)	184,253
(4,160,274)	4,010,229	1,646,252
(87,738)	—	—
(36,111)	22,781	48,629

31,403,068	46,854,012	4,637,042

$32,952,103	$47,098,332	$7,923,708

The accompanying notes are on integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Value Fund		Managers AMG Essex Large Cap Growth Fund		Managers Small Company Fund
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$638,193	$853,565	$(295,342)	$(256,524)	$71,442	$(268,690)
Net realized gain (loss) on investments, futures and foreign currency transactions	7,066,106	12,106,593	12,081,136	10,416,894	5,644,580	6,115,060
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(12,723,883)	2,554,698	(3,092,212)	(5,161,247)	(2,093,069)	(1,903,333)

Net increase (decrease) in net assets resulting from operations	(5,019,584)	15,514,856	8,693,582	4,999,123	3,622,953	3,943,037

Distributions to Shareholders:
From net investment income	(644,259)	(855,868)	—	—	(72,068)	—
From net realized gain on investments	(9,340,529)	(11,576,359)	—	—	(4,872,436)	—

Total distributions to shareholders	(9,984,788)	(12,432,227)	—	—	(4,944,504)	—

From Capital Share Transactions:
Proceeds from sale of shares	16,625,662	17,671,554	13,177,776	13,685,274	7,101,231	11,120,944
Reinvestment of dividends and distributions	9,480,374	12,291,981	—	—	4,917,140	—
Cost of shares repurchased	(29,238,475)	(76,772,986)	(35,994,240)	(57,562,905)	(19,785,414)	(13,619,300)

Net increase (decrease) from capital share transactions	(3,132,439)	(46,809,451)	(22,816,464)	(43,877,631)	(7,767,043)	(2,498,356)

Total increase (decrease) in net assets	(18,136,811)	(43,726,822)	(14,122,882)	(38,878,508)	(9,088,594)	1,444,681

Net Assets:
Beginning of year	80,916,309	124,643,131	65,999,205	104,877,713	38,438,042	36,993,361

End of year	$62,779,498	$80,916,309	$51,876,323	$65,999,205	$29,349,448	$38,438,042

End of year undistributed net investment income (loss)	—	—	—	—	$9,154	—

Share Transactions:
Sale of shares	584,902	599,108	401,884	489,185	555,756	969,613
Reinvested shares	425,129	439,628	—	—	439,422	—
Shares repurchased	(1,025,973)	(2,601,246)	(1,109,222)	(2,000,828)	(1,517,885)	(1,172,425)

Net increase (decrease) in shares	(15,942)	(1,562,510)	(707,338)	(1,511,643)	(522,707)	(202,812)

The accompanying notes are on integral part of these financial statements.

Managers International Equity Fund		Managers Emerging Markets Equity Fund		Managers Global Bond Fund
2007	2006	2007	2006	2007	2006
$1,549,035	$1,524,445	$244,320	$1,168,431	$3,286,666	$1,395,617
35,687,191	36,194,122	42,821,002	15,879,607	2,942,161	(166,942)
(4,284,123)	15,368,505	4,033,010	22,158,611	1,694,881	2,281,029

32,952,103	53,087,072	47,098,332	39,206,649	7,923,708	3,509,704

(1,407,436)	(4,000,641)	—	(1,229,899)	(5,790,344)	(1,211,010)
—		(31,190,295)	(13,239,958)	(36,545)	(66,866)

(1,407,436)	(4,000,641)	(31,190,295)	(14,469,857)	(5,826,889)	(1,277,876)

89,614,996	48,510,526	81,147,105	39,305,219	70,923,164	19,531,900
1,269,831	3,476,492	30,267,900	13,851,717	5,738,814	1,252,232
(51,320,349)	(76,550,450)	(82,070,827)	(42,139,842)	(40,303,982)	(12,477,695)

39,564,478	(24,563,432)	29,344,178	11,017,094	36,357,996	8,306,437

71,109,145	24,522,999	45,252,215	35,753,886	38,454,815	10,538,265

230,916,126	206,393,127	152,982,679	117,228,793	53,669,537	43,131,272

$302,025,271	$230,916,126	$198,234,894	$152,982,679	$92,124,352	$53,669,537

$(1,923,650)	$(2,067,376)	$50,868	—	$453,025	$61,252

1,182,441	799,592	2,961,645	1,734,005	3,348,376	938,126
16,446	51,997	1,123,113	579,812	272,628	59,123
(708,228)	(1,265,801)	(2,947,238)	(1,886,659)	(1,833,465)	(597,455)

490,659	(414,212)	1,137,520	427,158	1,787,539	399,794

The accompanying notes are on integral part of these financial statements.

Managers Money Market Fund

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investment in JPMorgan Liquid Assets Money Market Fund, Capital Shares (cost $90,937,675)	$90,937,675
Receivable for Fund shares sold	6,176
Dividends receivable	391,847
Prepaid expenses	9,285

Total assets	91,344,983

Liabilities:
Payable for Fund shares repurchased	7,797
Dividends payable to shareholders	55,890
Administration fee payable	12,107
Other accrued expenses	51,262

Total liabilities	127,056

Net Assets	$91,217,927

Shares outstanding	91,217,927

Net asset value, offering and redemption price per share	$1.00

Net Assets Represent:
Paid-in capital	$91,217,927

Managers Money Market Fund

Statements of Operations

	For the one month ended December 31, 2007*	For the fiscal year ended November 30, 2007
Investment Income:
Dividend income	$391,369	$5,370,617
Expenses:
Administration fees	12,107	154,574
Registration fees	10,667	34,763
Transfer agent	6,238	89,839
Professional fees	3,237	30,449
Reports to shareholders	1,951	26,957
Trustees fees and expenses	1,397	5,753
Accounting fees	500	6,000
Miscellaneous expenses	273	4,402

Total expenses before offsets	36,370	352,737

Expense reductions	(5,096)	(51,525)

Net expenses	31,274	301,212

Net Investment Income	$360,095	$5,069,405

*	Effective December 1, 2007, Managers Money Market changed its fiscal year end from November 30 to December 31.

The accompanying notes are on integral part of these financial statements.

Managers Money Market Fund

Statement of Changes in Net Assets

	For the one month ended December 31, 2007*	For the fiscal year ended November 30,
		2007	2006
Increase (Decrease) in Net Assets from Operations:

Net investment income	$360,095	$5,069,405	$1,515,932

Distributions to Shareholders:
From net investment income	(360,095)	(5,069,405)	(1,515,932)

From Capital Share Transactions (at a constant $1.00 per share):
Proceeds from sale of shares	9,618,816	215,023,349	122,399,470
Reinvestment of dividends	333,820	4,966,351	1,477,635
Cost of shares repurchased	(11,840,450)	(164,722,861)	(123,937,360)

Net increase (decrease) from capital share transactions	(1,887,814)	55,266,839	(60,255)

Total increase (decrease) in net assets	(1,887,814)	55,266,839	(60,255)

Net Assets:
Beginning of period	93,105,741	37,838,902	37,899,157

End of period	$91,217,927	$93,105,741	$37,838,902

*	Effective December 1, 2007, Managers Money Market changed its fiscal year end from November 30 to December 31.

Managers Money Market Financial Highlights

For a share outstanding throughout each period

Managers Money Market Fund	For the one month ended December 31, 2007*	For the fiscal year ended November 30,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:
Net investment income	0.004	0.049	0.043	0.026	0.008	0.007

Less Distributions to Shareholders from:
Net investment income	(0.004)	(0.049)	(0.043)	(0.026)	(0.008)	(0.007)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return [1]	0.37%[3]	5.05%	4.45%	2.61%	0.82%	0.69%

Ratio of net expenses to average net assets	0.39%[4]	0.29%	0.40%	0.40%	0.36%	0.38%
Ratio of net investment income to average net assets [1]	4.46%[4]	4.92%	4.42%	2.62%	0.86%	0.69%
Net assets at end of year (000’s omitted)	$91,218	$93,106	$37,839	$37,896	$47,645	$33,050

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.44%[4]	0.34%	0.45%	0.46%	0.44%	0.43%
Ratio of net investment income to average net assets [1]	4.41%[4]	4.87%	4.37%	2.56%	0.78%	0.64%

*	Effective December 1, 2007, Managers Money Market Fund changed its fiscal year end from November 30 to December 31. (See Notes to Financial Statements.)
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are on integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Value Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$27.98	$27.98	$29.73	$26.24	$20.69

Income from Investment Operations:
Net investment income	0.23 [3]	0.27 [3]	0.23	0.17	0.11
Net realized and unrealized gain (loss) on investments	(2.32)[3]	4.79 [3]	1.43	3.47	5.56

Total from investment operations	(2.09)	5.06	1.66	3.64	5.67

Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.35)	(0.25)	(0.15)	(0.12)
Net realized gain on investments	(3.80)	(4.71)	(3.16)	—	—

Total distributions to shareholders	(4.06)	(5.06)	(3.41)	(0.15)	(0.12)

Net Asset Value, End of Year	$21.83	$27.98	$27.98	$29.73	$26.24

Total Return [1]	(7.77)%	18.08%	5.53%	13.87%	27.39%

Ratio of net expenses to average net assets	1.16%	1.17%	1.18%	1.22%	1.27%
Ratio of total expenses to average net assets [2]	1.20%	1.23%	1.15%	1.38%	1.42%
Ratio of net investment income to average net assets [1]	0.83%	0.90%	0.72%	0.62%	0.59%
Portfolio turnover	37%	32%	54%	39%	40%
Net assets at end of year (000’s omitted)	$62,779	$80,916	$124,643	$119,547	$100,720

	For the year ended December 31,
Managers AMG Essex Large Cap Growth Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$29.18	$27.79	$26.77	$25.46	$20.36

Income from Investment Operations:
Net investment loss	(0.15)[3]	(0.09)[3]	(0.07)[3]	(0.07)	(0.16)
Net realized and unrealized gain on investments	4.34 [3]	1.48 [3]	1.09 [3]	1.38	5.26

Total from investment operations	4.19	1.39	1.02	1.31	5.10

Net Asset Value, End of Year	$33.37	$29.18	$27.79	$26.77	$25.46

Total Return [1]	14.36%	4.96%	3.85%	5.14%	25.05%

Ratio of net expenses to average net assets	1.24%	1.25%	1.28%	1.34%	1.33%
Ratio of total expenses to average net assets [2]	1.29%	1.32%	1.22%	1.47%	1.52%
Ratio of net investment loss to average net assets [1]	(0.47)%	(0.33)%	(0.27)%	(0.26)%	(0.67)%
Portfolio turnover	116%	200%	97%	79%	109%
Net assets at end of year (000’s omitted)	$51,876	$65,999	$104,878	$98,347	$110,903

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Small Company Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.97	$10.84	$10.36	$9.19	$6.40

Income from Investment Operations:
Net investment income (loss)	0.02 [3]	(0.08)[3]	(0.08)[3]	(0.08)	(0.09)
Net realized and unrealized gain on investments	1.12 [3]	1.21 [3]	0.56 [3]	1.25	2.88

Total from investment operations	1.14	1.13	0.48	1.17	2.79

Less Distributions to Shareholders from:
Net investment income	(0.03)	—	—	—	—
Net realized gain on investments	(2.16)	—	—	—	—
Total distributions to shareholders	(2.19)	—	—	—	—

Net Asset Value, End of Year	$10.92	$11.97	$10.84	$10.36	$9.19

Total Return [1]	9.13%	10.42%	4.63%	12.73%	43.59%

Ratio of net expenses to average net assets	1.36%	1.39%	1.45%	1.45%	1.45%
Ratio of total expenses to average net assets [2]	1.47%	1.54%	1.41%	1.43%	1.50%
Ratio of net investment income (loss) to average net assets [1]	0.19%	(0.72)%	(0.82)%	(1.05)%	(1.20)%
Portfolio turnover	50%	126%	26%	18%	48%
Net assets at end of year (000’s omitted)	$29,349	$38,438	$36,993	$27,629	$18,750

	For the year ended December 31,
Managers International Equity Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$67.42	$53.76	$47.05	$41.13	$31.22

Income from Investment Operations:
Net investment income	0.47	0.69	0.37	0.27	0.34
Net realized and unrealized gain on investments	9.60	14.15	6.83	5.96	10.04

Total from investment operations	10.07	14.84	7.20	6.23	10.38

Less Distributions to Shareholders from:
Net investment income	(0.36)	(1.18)	(0.49)	(0.31)	(0.47)

Total distributions to shareholders	(0.36)	(1.18)	(0.49)	(0.31)	(0.47)

Net Asset Value, End of Year	$77.13	$67.42	$53.76	$47.05	$41.13

Total Return [1]	14.94%[4]	27.63%	15.30%	15.17%	33.21%

Ratio of net expenses to average net assets	1.48%	1.45%	1.45%	1.62%	1.72%
Ratio of total expenses to average net assets [2]	1.61%	1.47%	1.42%	1.70%	1.73%
Ratio of net investment income to average net assets [1]	0.60%	0.70%	0.75%	0.57%	0.70%
Portfolio turnover	98%	70%	79%	93%	80%
Net assets at end of year (000’s omitted)	$302,025	$230,916	$206,393	$234,061	$266,611

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.44	$20.10	$16.50	$13.26	$8.80

Income from Investment Operations:
Net investment income	0.04 [3]	0.22	0.52	0.08	0.01
Net realized and unrealized gain on investments	7.20 [3]	6.66	4.84	3.74	4.50

Total from investment operations	7.24	6.88	5.36	3.82	4.51

Less Distributions to Shareholders from:
Net investment income	—	(0.22)	(0.55)	(0.06)	(0.05)
Net realized gain on investments	(4.88)	(2.32)	(1.21)	(0.52)	—

Total distributions to shareholders	(4.88)	(2.54)	(1.76)	(0.58)	(0.05)

Net Asset Value, End of Year	$26.80	$24.44	$20.10	$16.50	$13.26

Total Return [1]	29.50%[4]	34.50%	32.53%	28.85%	51.20%

Ratio of net expenses to average net assets	1.78%	1.76%	1.75%	1.85%	1.99%
Ratio of total expenses to average net assets [2]	1.93%	1.76%	1.72%	1.87%	1.97%
Ratio of net investment income to average net assets [1]	0.13%	0.89%	0.59%	0.67%	0.08%
Portfolio turnover	62%	41%	35%	58%	79%
Net assets at end of year (000’s omitted)	$198,235	$152,983	$117,229	$63,567	$36,728

	For the year ended December 31,
Managers Global Bond Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$21.17	$20.19	$22.38	$22.19	$20.58

Income from Investment Operations:
Net investment income	0.70 [3]	0.45	0.63	0.65	0.80
Net realized and unrealized gain (loss) on investments	0.88 [3]	1.05	(1.75)	1.49	3.43

Total from investment operations	1.58	1.50	(1.12)	2.14	4.23

Less Distributions to Shareholders from:
Net investment income	(1.43)	(0.49)	(0.77)	(1.34)	(2.09)
Net realized gain on investments	(0.01)	(0.03)	(0.30)	(0.61)	(0.53)

Total distributions to shareholders	(1.44)	(0.52)	(1.07)	(1.95)	(2.62)

Net Asset Value, End of Year	$21.31	$21.17	$20.19	$22.38	$22.19

Total Return [1]	7.52%[4]	7.36%	(4.94)%	9.62%	20.69%

Ratio of net expenses to average net assets	1.19%	1.19%	1.19%	1.29%	1.68%
Ratio of total expenses to average net assets [2]	1.25%	1.27%	1.26%	1.49%	1.68%
Ratio of net investment income to average net assets [1]	3.25%	2.86%	2.38%	2.73%	3.48%
Portfolio turnover	152%	56%	64%	130%	152%
Net assets at end of year (000’s omitted)	$92,124	$53,670	$43,131	$36,454	$32,307

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Notes to Financial Statements

December 31, 2007

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are the Managers Value Fund (“Value”), Managers AMG Essex Large Cap Growth Fund (“Essex Large Cap Growth”), Managers Small Company Fund (“Small Company”), Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), Managers Money Market Fund (“Money Market”) and Managers Global Bond Fund (“Global Bond”), collectively the “Funds.”

Money Market invests all of its investable assets in the Capital Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”), a separate registered open-end management investment company with substantially the same investment objective and policies as the Fund. The Portfolio is a series of the JPMorgan Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts. The investment manager of the Portfolio is JPMorgan Investment Advisors Inc. (“JPMIA”). The performance of the Fund is directly affected by the performance of the Portfolio.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

Money Market’s investment in the Portfolio is valued daily at its end of day net asset value per share. The Portfolio’s underlying investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. As a shareholder of the Portfolio, the Money Market Fund receives its proportionate share of the dividends paid by such class, which takes into consideration the Fund’s proportionate share of net investment income and expenses of such class. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Notes to Financial Statements (continued)

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2007, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Value—$20,292 or 0.03%; Essex Large Cap Growth—$32,980 or 0.05%; Small Company—$32,040 or 0.09%; and International Equity—$5,813 or 0.0%.

In addition, each of the Funds has a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2007, the custodian expense was reduced as follows: Value—$127; Small Company—$52; International Equity—$418; Emerging Markets Equity—$467 and Global Bond—$336.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2007, overdraft fees for Value, Essex Large Cap Growth, Small Company, International Equity, Emerging Markets Equity and Global Bond equaled $39, $691, $106, $33, $13,288 or 0.01% and $301, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC Inc., whereby earnings credits are used to offset banking charges. For the year ended December 31, 2007, the Funds’ portion of the transfer agent expense was reduced under this arrangement as follows: Value—$742; Essex Large Cap Growth—$624; Small Company—$334; International Equity—$3,446; Emerging Markets Equity—$2,415; Global Bond—$1,044 and Money Market -$1,061.

The Money Market has an “omnibus account” arrangement with JPMorgan Distribution Services, Inc, (“JPMDS”), the shareholder servicing agent of the Portfolio, whereby the Fund is credited with a factor of 0.05% of the average daily assets invested in the Portfolio. This credit serves to reduce expenses that would otherwise be charged to the Fund. For the fiscal year ended November 30, 2007 and the one month period ended December 31, 2007, expenses were reduced under this arrangement by $51,525 and $4,035, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for all Funds except Money Market. Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly for Money Market. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Value		Essex Large Cap Growth		Small Company
	2007	2006	2007	2006	2007	2006
Distributions paid from:
Ordinary income	$644,259	$855,868	—	—	$72,068	—
Short-term capital gains	1,276,223	1,797,816	—	—	593,430	—
Long-term capital gains	8,064,306	9,778,543	—	—	4,279,006	—

	$9,984,788	$12,432,227	—	—	$4,944,504	—

As a % of distributions paid: (unaudited)
Qualified ordinary income	100.00%	100.00%	—	—	100.00%	—
Ordinary income—dividends received deduction	66.28%	64.80%	—	—	70.60%	—

	International Equity		Emerging Markets Equity		Global Bond
	2007	2006	2007	2006	2007	2006
Distributions paid from:
Ordinary income	$1,407,436	$4,000,641	—	$1,229,899	$5,790,344	$1,211,010
Short-term capital gains	—	—	$5,317,862	3,138,783	35,680	—
Long-term capital gains	—	—	25,872,433	10,101,175	865	66,866

	$1,407,436	$4,000,641	$31,190,295	$14,469,857	$5,826,889	$1,277,876

As a % of distributions paid: (unaudited)
Qualified ordinary income	100.00%	100.00%	—	100.00%	—	0.00%
Ordinary income—dividends received deduction	2.41%	1.17%	—	—	—	—

Notes to Financial Statements (continued)

As of December 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Value	Essex Large Cap Growth	Small Company	International Equity	Emerging Markets Equity	Global Bond
Capital loss carryforward	—	$133,061,324	—	$29,556,999	—	—
Undistributed ordinary income	—	—	—	—	$57,088	$453,025
Undistributed short-term capital gains	—	—	$131,348	—	2,127,641	—
Undistributed long-term capital gains	—	—	194,796	—	12,186,434	62,905

The tax character of distributions paid by the Money Market Fund during the past two periods were as follows:

	Money Market
	For the one month ended December 31, 2007	For the fiscal year ended November 30,
		2007	2006
Distributions paid from:
Ordinary income	$360,350	$5,069,405	$1,515,932
Short-term capital gains	—	—	—
Long-term capital gains	—	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, certain Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of December 31, 2007, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Essex Large Cap Growth	$89,173,242	2009
	30,988,593	2010
	12,899,489	2011
International Equity	13,386,880	2010
	16,170,119	2011
Money Market	2,266	2008

For the year ended December 31, 2007, Essex Large Cap Growth, Small Company and International Equity utilized capital loss carryovers in the amounts of $12,255,006, $536,555 and $35,507,308.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2007, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Value—one owns 10%; Essex Large Cap Growth—one owns 15%; International Equity—two collectively own 38%; Emerging Markets Equity—two collectively own 59%; Money Market – one owns 11%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements (continued)

2.	Agreements and Transactions with Affiliates

For each of the Funds other than Money Market, the Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2007, were as follows:

Fund	Investment Management Fee
Value	0.75%
Essex Large Cap Growth	0.80%
Small Company	0.90%
International Equity	0.90%
Emerging Markets Equity	1.15%
Global Bond	0.70%

The Investment Manager of Global Bond has agreed to contractually waive a portion of its management fee for the Fund until at least March 1, 2008. For the year ended December 31, 2007, the amount waived was $101,258 or 0.10%.

Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through at least May 1, 2008, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) will be limited to the following amounts of the Fund’s average daily net assets: Small Company—1.45%; and Global Bond—1.19%. The Investment Manager has also contractually agreed, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) will be limited to 1.19%, 1.29%, 1.55% and 1.79%, on Value, Essex Large Cap Growth, International Equity, and Emerging Markets Equity, respectively, of each Fund’s average daily net assets, provided that the amount of fees waived, paid or reimbursed does not exceed 0.25% per annum of each Fund’s average daily net assets.

In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s total annual operating expenses do not exceed the contractual expense limitation amount. For the year ended December 31, 2007, the following Funds made such repayments to the Investment Manager in the following amounts: Value—$12,289; Essex Large Cap Growth—$9,756; Small Company—$1,543; Emerging Markets Equity—$1,892 and Global Bond—$144,121. At December 31, 2007, the cumulative amount of reimbursement by the Manager subject to repayment by Value, Essex Large Cap, Small Company, and Emerging Markets Equity equaled $53,862, $41,872, $51,211, and $66,902, respectively. For the year ended December 31, 2007, the Investment Manager voluntarily waived $348,741 and $214,369 of expenses for International Equity and Emerging Markets Equity which may not be recovered by the Investment Manager.

The Trust has entered into an Administration and Shareholder Servicing Agreement (“Administration Agreement”) under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond and Money Market, pay a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets. Global Bond and Money Market pay a fee to the Administrator at the rate of 0.20% and 0.15%, respectively, per annum of the Fund’s average daily net assets.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2007, were as follows:

Fund	Long-Term Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Value	$27,465,427	$40,673,816	N/A	N/A
Essex Large Cap Growth	71,223,574	95,721,431	N/A	N/A
Small Company	17,797,041	30,910,549	N/A	N/A
International Equity	279,544,126	245,875,854	N/A	N/A
Emerging Markets Equity	118,521,055	114,840,068	N/A	N/A
Global Bond	125,124,126	92,834,995	$51,439,942	$50,163,824

4.	Portfolio Securities Loaned

Each of the Funds other than Money Market may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/ or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Forward Foreign Currency Contracts

International Equity, Emerging Markets Equity, and Global Bond invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds’ financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds, except Value, Essex Large Cap Growth, Money Market and Small Company, may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Notes to Financial Statements (continued)

Cash pledged to cover margin requirements for open forward positions in International Equity at December 31, 2007 is $154,427. Open forward foreign currency exchange contracts (in U.S. Dollars) at December 31, 2007 were as follows:

Foreign Currency	Position	Settlement Date	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
euro-dollar Contracts	Short	01/02/08-01/03/08	$(605,646)	$(608,659)	$3,013
Pound Sterling	Short	01/02/08	(477,745)	(478,488)	743
Japanese Yen	Short	01/07/08	(188,129)	(185,611)	(2,518)
South African Rand	Short	01/02/08	(124,665)	(120,998)	(3,667)
Canadian Dollar	Long	01/02/08	486,347	491,615	(5,268)
Swiss Franc	Long	01/07/08	26,085	26,201	(116)
Pound Sterling	Long	01/02/08-01/03/08	128,753	128,933	(180)

			$(755,000)	$(747,007)	$(7,993)

8.	Futures Contracts Held

International Equity uses Equity Index futures contracts to a limited extent, with the objective of maintaining exposure to equity stock markets while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts. Cash pledged to cover margin requirements for the open futures positions at December 31, 2007, amounted to $40,818. International Equity had the following open futures contracts as of December 31, 2007.

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
3-Month Euro	8	Long	3/13/08	($71,095)

9.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004—2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Funds’ financial statements. Also, Management has analyzed the Managers Money Market Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005, 2006, 2007 and for the one month period ended December 31, 2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Fund’s financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements; except that with respect to Money Market, management has concluded that adoption of SFAS 157 did not have any impact on the financial statements for the period from December 1, 2007 to December 31, 2007. The Money Market Fund invests solely in the Capital Shares of the JP Morgan Liquid Assets Money Market Fund, (the “Liquid Assets Fund”). The total fair value of this investment was $90,937,675. The Liquid Assets Fund is traded in an active market and has a net asset value of $1.00 per share. This method of valuation had been used throughout the entire year.

10.	Subsequent Events

Effective January 1, 2008, the Investment Manager has agreed to amend the expense limitation agreements for International Equity, Emerging Markets Equity and Global Bond such that, subject to the same terms and conditions as previously described in Note 2, the new annual expense limitations will be 1.48%, 1.77% and 1.10%, respectively, through at least May 1, 2009.

Tax Information (continued)

Tax Information (unaudited)

The Funds hereby designate the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Value, Essex Large Cap Growth, Small Company, International Equity, Emerging Markets Equity and Global Bond designate $5,887,700, $0, $4,473,802, $0, $37,059,476 and $62,924, respectively, as long-term capital gain for the taxable year ended December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Value Fund, Managers AMG Essex Large Cap Growth Fund, Managers Small Company Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund and Managers Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, the statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Value Fund, Managers AMG Essex Large Cap Growth Fund, Managers Small Company Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund and Managers Money Market Fund, (seven of the series constituting The Managers Funds, hereafter referred to as the “Funds”), at December 31, 2007, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 20, 2008

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 32 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY	SKYLINE SPECIAL EQUITIES
Rexiter Capital Management Limited	PORTFOLIO
Skyline Asset Management, L.P.
ESSEX GROWTH
ESSEX LARGE CAP GROWTH	SMALL CAP
ESSEX SMALL/MICRO CAP GROWTH	TIMESSQUARE MID CAP GROWTH
Essex Investment Management Co., LLC	TIMESSQUARE SMALL CAP GROWTH
TimesSquare Capital Management, LLC
FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY	SMALL COMPANY
First Quadrant, L.P.	Epoch Investment Partners, Inc.
Kalmar Investment Advisers, Inc.
INSTITUTIONAL MICRO-CAP
MICRO-CAP	SPECIAL EQUITY
Lord, Abbett & Co. LLC	Donald Smith & Co., Inc.
WEDGE Capital Management L.L.P.	Lord, Abbett & Co. LLC
OFI Institutional Asset Management, Inc.	Skyline Asset Management, L.P.
Next Century Growth Investors, LLC	Smith Asset Management Group, LP
Veredus Asset Management LLC
INTERNATIONAL EQUITY	Westport Asset Management, Inc.
Alliance Bernstein L.P.
Lazard Asset Management, LLC	SYSTEMATIC VALUE
Wellington Management Company, LLP	SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.
CHICAGO EQUITY PARTNERS
MID-CAP	VALUE
Chicago Equity Partners, LLC	Armstrong Shaw Associates Inc.
Osprey Partners Investment Management, LLC
REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Managers Value Fund	$22,732	$21,753
Essex Large Cap Growth Fund	$22,419	$21,454
Managers Small Company Fund	$15,320	$14,660
Managers Special Equity Fund	$39,989	$38,267
Managers International Equity Fund	$35,617	$34,083
Managers Emerging Markets Equity Fund	$25,587	$21,485
Managers Bond Fund	$36,564	$30,989
Managers Global Bond Fund	$28,501	$27,274
Managers Money Market Fund	$10,139	$9,702
All Funds in the Managers Complex Audited by PwC	$758,032	$723,732

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Managers Value Fund	$6,400	$6,325
Essex Large Cap Growth Fund	$6,400	$6,600
Managers Small Company Fund	$6,400	$6,325
Managers Special Equity Fund	$8,900	$8,800
Managers International Equity Fund	$9,000	$8,800
Managers Emerging Markets Equity Fund	$8,500	$7,975
Managers Bond Fund	$9,500	$7,975
Managers Global Bond Fund	$8,500	$8,250
Managers Money Market Fund	$6,700	$4,250

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit- related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$0	$839,245	$98,304	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ William J. Nutt
William J. Nutt, President

Date: February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date: February 29, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: February 29, 2008